Filed electronically with the Securities and Exchange Commission on March 1, 2001

                                                               File No. 33-32430
                                                               File No. 811-5969

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    /___/

                           Pre-Effective Amendment No.                  /___/
                         Post-Effective Amendment No. 5                 / X /
                                     And/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                 /___/

         Amendment No. 8                                                / X /


                          Kemper New Europe Fund, Inc.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

                                 345 Park Avenue
                                 ---------------
                               New York, NY 10154
                               ------------------

               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (312) 537-7000
                                                           --------------

                                Philip J. Collora
                            222 South Riverside Plaza
                          Chicago, Illinois 60606-5808
                          ----------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/___/    Immediately upon filing pursuant to paragraph (b)
/___/    60 days after filing pursuant to paragraph (a) (1)
/___/    75 days after filing pursuant to paragraph (a) (2)
/ X /    On March 1, 2001 pursuant to paragraph (b)
/___/    On ______________pursuant to paragraph (a) (1) of Rule 485
/___/    On __________________ pursuant to paragraph (a) (2) of Rule 485.

         If Appropriate, check the following box:
/___/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                                                       LONG-TERM
                                                                       INVESTING
                                                                            IN A
                                                                      SHORT-TERM
                                                                       WORLD(SM)

March 1, 2001

Prospectus


                                               KEMPER GLOBAL/INTERNATIONAL FUNDS

                                                        Kemper Asian Growth Fund

                                                    Kemper Global Blue Chip Fund

                                                           Global Discovery Fund

                                                       Kemper Global Income Fund

                                                       Kemper International Fund

                                              Kemper International Research Fund

                                                          Kemper New Europe Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                                                             [LOGO] KEMPER FUNDS

Contents

   How the Funds Work

     4  Kemper Asian Growth Fund

     8  Kemper Global Blue Chip Fund

    12  Kemper Global Discovery Fund

    16  Kemper Global Income Fund

    20  Kemper International Fund

    24  Kemper International Research
        Fund

    29  Kemper New Europe Fund

    34  Other Policies and Risks

    36  Who Manages and Oversees
        the Funds

    38  Financial Highlights

   How to Invest in the Funds

    61  Choosing a Share Class

    66  How to Buy Shares

    67  How to Exchange or Sell Shares

    68  Policies You Should Know
        About

    74  Understanding Distributions
        and Taxes

  How the Funds Work


These funds invest mainly in foreign securities. Six of the funds invest mainly in stocks, the other mainly in bonds. Each fund focuses on a particular region of the world or a particular investment theme, and follows its own investment goal.

Remember that mutual funds are investments, not bank deposits. They're not guaranteed or insured by the FDIC or any other government agency and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                                Class A     Class B     Class C
                              ticker symbol     KANAX       KANBX       KANCX
                                fund number     072         272         372

  Kemper Asian Growth Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks long-term capital growth. The fund invests at least 85% of total assets in common stocks and other Asian equities (equities that are issued by companies organized under the laws of an Asian country or traded mainly on Asian markets and do more than half of their business in Asia). The fund generally focuses on emerging Asian markets, such as China, Indonesia, Korea and Thailand.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with identifiable market niches and sound balance sheets, among other factors.

Growth orientation. The managers generally look for companies that seem to offer the potential for sustainable above-average growth of revenue or earnings relative to each stock's own market.

Analysis of regional themes. The managers look for significant social, economic, industrial and demographic changes, with an eye toward identifying countries, industries and companies that may benefit from these changes.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries and industries represented.

The fund will normally sell a stock when the managers believe it has reached its fair value, other investments offer better opportunities or when adjusting its exposure to a given country or industry.

--------------------------------------------------------------------------------
OTHER INVESTMENTS While most of the fund's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 15% of total assets in debt securities of any issuer or credit quality, including junk bonds (i.e., grade BB/Ba and below) or in non-Asian equities.

The Main Risks of Investing in the Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.

The most important factor with this fund is how Asian stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When Asian stock prices fall, you should expect the value of your investment to fall as well. The fact that the fund concentrates on a single geographical region could affect fund performance. For example, Asian companies could be hurt by such factors as regional economic downturns (some Asian economies are currently in recession), currency devaluations, the inability of governments or banking systems to bring about reforms or trade barriers on exports.

Emerging markets, a category that includes most Asian countries, tend to be more volatile than developed markets, for reasons ranging from political and economic uncertainties to poor regulation and liquidity to a higher risk that essential information may be incomplete or wrong. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other matters

o        growth stocks may be out of favor for certain periods

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING
PARAGRAPHS.

This fund is designed for investors interested in diversifying a growth portfolio with exposure to emerging countries in Asia.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance figures for the fund's Class A shares have varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did returns would be lower.

The table shows how the performance for the fund's Class A, B and C shares compares with a broad-based market index (which, unlike the fund, has no fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

Kemper Asian Growth Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1997           -34.60
1998           -19.02
1999            71.97
2000           -46.14


Best Quarter: 40.35%, Q2 1999              Worst Quarter: -33.05%, Q2 1998


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------
                                           Since 12/31/99       Since 10/21/96
                                               1 Year            Life of Fund
--------------------------------------------------------------------------------
Class A                                        -49.24              -15.62
--------------------------------------------------------------------------------
Class B                                        -48.10              -15.51
--------------------------------------------------------------------------------
Class C                                        -46.61              -15.35
--------------------------------------------------------------------------------
Index                                          -35.20             -11.09*
--------------------------------------------------------------------------------

Index: The Morgan Stanley Capital International All Country Asia Free Ex-Japan Index is a capitalized weighted index that is representative of the equity securities for the following countries: Hong Kong, Indonesia, Korea (at 20%), Malaysia, Philippines free, Singapore free and Thailand.

* Index comparison begins 10/31/96.

In the chart, total returns from 1997 through 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2000 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                   Class A      Class B       Class C
--------------------------------------------------------------------------------
Shareholder Fees (paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on      5.75%          None          None
Purchases (% of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)            None*        4.00%         1.00%
--------------------------------------------------------------------------------
Annual Operating Expenses (deducted from fund assets)
--------------------------------------------------------------------------------
Management Fee                               0.85%         0.85%         0.85%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                     None          0.75          0.75
--------------------------------------------------------------------------------
Other Expenses**                             1.75          1.99          2.30
--------------------------------------------------------------------------------
Total Annual Operating Expenses              2.60          3.59          3.90
--------------------------------------------------------------------------------
Expense Reimbursement                        0.40          0.81          1.10
--------------------------------------------------------------------------------
Net Annual Operating Expenses***             2.20          2.78          2.80
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors. "Other Expenses" do not include reorganization costs of 0.11%, 0.17% and 0.25% for Class A, B and C, respectively.

*** By contract, total annual operating expenses are capped at 2.20%, 2.78% and 2.80% for Class A, B and C, respectively, through February 28, 2002.

Based on the figures above (including one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares              $785         $1,301         $1,842        $3,313
--------------------------------------------------------------------------------
Class B shares               681          1,323          1,987         3,374
--------------------------------------------------------------------------------
Class C shares               383          1,089          1,913         4,053
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares              $785         $1,301         $1,842        $3,313
--------------------------------------------------------------------------------
Class B shares               281          1,023          1,787         3,374
--------------------------------------------------------------------------------
Class C shares               283          1,089          1,913         4,053
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                Class A     Class B     Class C
                              ticker symbol     KGLAX       KGLBX       KGLCX
                                fund number     092         292         392

  Kemper Global Blue Chip Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks long-term capital growth. The fund invests at least 65% of total assets in common stocks and other equities of "blue chip" companies throughout the world. These are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management. Although the fund may invest in any country, it primarily focuses on countries with developed economies (including the U.S.).

In choosing stocks, the portfolio managers look for those blue-chip companies that appear likely to benefit from global economic trends or have promising new technologies or products.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries and industries represented.

The fund will normally sell a stock when the managers believe it has reached its fair value, when its fundamental factors have changed or when adjusting its exposure to a given country or industry.

--------------------------------------------------------------------------------
OTHER INVESTMENTS While most of the fund's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. While the fund invests mainly in developed countries, it may invest up to 15% of total assets in emerging market debt or equity securities (of which 5% of total assets may be junk bonds, i.e., grade BB/Ba and below).

The Main Risks of Investing in the Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.

The most important factor with this fund is how U.S. and foreign stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When U.S. and foreign stock prices fall, especially prices of large company stocks, you should expect the value of your investment to fall as well. Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other matters

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING
PARAGRAPHS.

This fund is designed for investors interested in large-cap stocks outside the U.S. markets.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance figures for the fund's Class A shares have varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did returns would be lower.

The table shows how the performance for the fund's Class A, B and C shares compares with a broad-based market index (which, unlike the fund, has no fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.


Kemper Global Blue Chip Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class A
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1998       13.79
1999       28.23
2000       -4.71


Best Quarter: 18.78%, Q4 1999    Worst Quarter: -8.00%, Q3 1998

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------
                                           Since 12/31/99       Since 12/31/97
                                               1  Year           Life of Fund
--------------------------------------------------------------------------------
Class A                                        -10.19                9.45
--------------------------------------------------------------------------------
Class B                                         -8.24                9.75
--------------------------------------------------------------------------------
Class C                                         -5.53               10.66
--------------------------------------------------------------------------------
Index                                          -13.20               10.49
--------------------------------------------------------------------------------

Index: The MSCI (Morgan Stanley Capital International) World Index measures performance of a range of developed country general stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.

In the chart, total returns from 1998 through 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2000 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                   Class A      Class B       Class C
--------------------------------------------------------------------------------
Shareholder Fees (paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (% of offering price)              5.75%         None         None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)            None*        4.00%        1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses (deducted from fund assets)
--------------------------------------------------------------------------------
Management Fee                               1.00%        1.00%        1.00%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                      None         0.75         0.75
--------------------------------------------------------------------------------
Other Expenses**                              1.85         2.03         2.40
--------------------------------------------------------------------------------
Total Annual Operating Expenses               2.85         3.78         4.15
--------------------------------------------------------------------------------
Expense Reimbursement                         1.05         1.10         1.50
--------------------------------------------------------------------------------
Net Annual Operating Expenses***              1.80         2.68         2.65
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

*** By contract, total annual operating expenses are capped at 1.80%, 2.68% and 2.65% for Class A, B and C, respectively, through February 28, 2002.

Based on the figures above (including one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares              $747         $1,314         $1,905        $3,497
--------------------------------------------------------------------------------
Class B shares               671          1,354          2,056         3,558
--------------------------------------------------------------------------------
Class C shares               368          1,125          1,996         4,240
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares              $747         $1,314         $1,905        $3,497
--------------------------------------------------------------------------------
Class B shares               271          1,054          1,856         3,558
--------------------------------------------------------------------------------
Class C shares               268          1,125          1,996         4,240
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               Class A     Class B     Class C
                             ticker symbol     KGDAX       KGDBX       KGDCX
                               fund number     083         283         383

  Kemper Global Discovery Fund*
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks above-average capital appreciation over the long term. The fund invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the Salomon Brothers Broad Market Index). The fund generally focuses on countries with developed economies (including the U.S.). As of December 31, 2000, companies in which the fund invests typically have a market capitalization of between $500 million and $5 billion.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for companies that appear to have effective management, strong competitive positioning, vigorous research and development efforts and sound balance sheets.

Growth orientation. The managers generally look for companies that have above-average potential for sustainable growth of revenue or earnings compared to large companies, and whose market value appears reasonable in light of their business prospects.

Analysis of regional themes. The managers look for significant social, economic, industrial and demographic changes, seeking to identify stocks that may benefit from them.

The managers may favor different securities at different times, while still maintaining variety in terms of the countries and industries represented.

*        Kemper Global Discovery Fund is properly known as Global Discovery
         Fund.

--------------------------------------------------------------------------------
OTHER INVESTMENTS While most of the fund's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 35% of total assets in common stocks and other equities of large companies or in debt securities (of which 5% of net assets may be junk bonds, i.e. grade BB/Ba and below).

The fund will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given country.


The Main Risks of Investing in the Fund

There are several factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

The most important factor with this fund is how U.S. and foreign stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When U.S. and foreign stock prices fall, you should expect the value of your investment to fall as well. Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. These risks tend to be greater in emerging markets. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

Compared to large company stocks, small and mid-size stocks tend to be more volatile, in part because these companies tend to be less established and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other matters

o        growth stocks may be out of favor for certain periods

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING
PARAGRAPHS.

This fund is designed for long-term investors interested in diversifying a large-cap or domestic portfolio of investments.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance figures for the fund's Class A shares have varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did returns would be lower. The table shows how the performance for the fund's Class A, B and C shares compares with a broad-based market index (which, unlike the fund, has no fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Classes A, B and C shares is April 16, 1998. Performance figures before that date are based on the historical performance of the fund's original share class (Class S), adjusted to reflect the current applicable sales charges of Class A, Class B or Class C shares. Class S shares are offered in a different prospectus.


Kemper Global Discovery Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                         Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1992       -0.07
1993       38.18
1994       -7.68
1995       17.84
1996       21.47
1997        9.93
1998       16.18
1999       64.15
2000       -5.56


Best Quarter: 41.23%, Q4 1999              Worst Quarter: -16.68%, Q3 1998


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------
                          Since 12/31/99     Since 12/31/95      Since 9/10/91
                              1 Year            5 Years          Life of Fund
--------------------------------------------------------------------------------
Class A                       -10.99              17.78              14.35
--------------------------------------------------------------------------------
Class B                        -9.07              17.97              14.09
--------------------------------------------------------------------------------
Class C                        -6.38              18.26              14.21
--------------------------------------------------------------------------------
Index                          -2.28               9.09              9.64*
--------------------------------------------------------------------------------

Index: Salomon Brothers World Equity Extended Market
Index, an unmanaged small capitalization stock universe of 22 countries.

* Index comparison begins 9/30/91.

In the chart, total returns from 1992 through 1994 and for 1996, 1999 and 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 1994, for 1996 and for 2000 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                Class A        Class B       Class C
--------------------------------------------------------------------------------
Shareholder Fees (paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases (% of offering price)        5.75%          None           None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales
Charge (Load) (% of redemption
proceeds)                                 None*          4.00%         1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses (deducted from fund assets)
--------------------------------------------------------------------------------
Management Fee                            1.10%          1.10%         1.10%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                   None          0.75           0.75
--------------------------------------------------------------------------------
Other Expenses**                           0.65          0.70           0.68
--------------------------------------------------------------------------------
Total Annual Operating Expenses            1.75          2.55           2.53
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes a fixed rate administrative fee of 0.40%, 0.45% and 0.425% for Class A, Class B and Class C, respectively.

Information in the table has been restated to reflect a new fixed rate administrative fee which became effective on March 1, 2001.

Based on the figures above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares               $743        $1,094         $1,469        $2,519
--------------------------------------------------------------------------------
Class B shares                658         1,093          1,555         2,510
--------------------------------------------------------------------------------
Class C shares                356           788          1,345         2,866
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares               $743        $1,094         $1,469        $2,519
--------------------------------------------------------------------------------
Class B shares                258           793          1,355         2,510
--------------------------------------------------------------------------------
Class C shares                256           788          1,345         2,866
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               Class A     Class B     Class C
                             ticker symbol     KGIAX       KGIBX       KGICX
                               fund number     033         233         333

  Kemper Global Income Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks to provide high current income consistent with prudent total return asset management. The fund invests at least 65% of total assets in foreign and U.S. investment-grade bonds and other income-producing securities. While the fund may invest in securities issued by any issuer and in any currency, it generally focuses on issuers in developed markets, such as Australia, Canada, Japan, New Zealand, the U.S. and Western Europe, and on securities of other countries that are denominated in the currencies of these countries or the euro.

In making their buy and sell decisions, the portfolio managers typically consider a number of factors, including economic outlooks, interest rate movements, inflation trends, security characteristics and changes in supply and demand within global bond markets. In choosing individual bonds, the managers use independent analysis to look for bonds that have attractive yields and good credit. The managers may favor securities from different countries and issuers at different times, while still maintaining variety in terms of countries and issuers represented.

Although the managers may adjust the fund's maturity, they generally intend to keep it between 4 and 6 years.

--------------------------------------------------------------------------------
OTHER INVESTMENTS This fund normally invests at least 65% of total assets in investment-grade bonds, which are those in the top four credit grades (i.e., as low as BBB/Baa). The fund may invest up to 35% of net assets in foreign or domestic junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The Main Risks of Investing in the Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.

For this fund, the main factor is global interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)

Foreign markets tend to be more volatile than U.S. markets, for reasons ranging from political and economic uncertainties to poor regulation to a higher risk that essential information may be incomplete or wrong.

Another major factor is currency exchange rates. When the dollar value of a foreign currency falls, so does the value of any investments the fund owns that are denominated in that currency. This is separate from market risk, and may add to market losses or reduce market gains.

The fact that the fund is not diversified and may invest in securities of relatively few issuers increases its risk, because any factors affecting a given issuer could affect performance. Similarly, if the fund emphasizes a given market, such as Canada, or a given industry, factors affecting that market or industry will affect performance.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, issuers, industries or other matters

o a bond could fall in credit quality or go into default; this risk is greater for junk bonds

o some types of bonds could be paid off earlier than expected, which would hurt the fund's performance

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING
PARAGRAPHS.

This fund is designed for investors interested in a less aggressive approach to international income investing.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance figures for the fund's Class A shares have varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did returns would be lower. The table shows how the performance for the fund's Class A, B and C shares compares with a broad-based market index (which, unlike the fund, has no fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B and C shares is May 31, 1994. Performance figures before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of the applicable class and the current applicable sales charges of that class.


Kemper Global Income Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                         Class A
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1991       11.13
1992       -1.90
1993       10.23
1994       -1.47
1995       19.89
1996        5.87
1997        1.80
1998       10.48
1999       -6.38
2000        3.70


Best Quarter: 11.23%, Q1 1995              Worst Quarter: -4.32%, Q1 1992

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------
                  Since 12/31/99  Since 12/31/95  Since 12/31/90   Since 10/1/89
                      1 Year          5 Years        10 Years      Life of Fund
--------------------------------------------------------------------------------
Class A               -0.96            2.00            4.59            6.43
--------------------------------------------------------------------------------
Class B                0.17            2.06            4.35            6.08
--------------------------------------------------------------------------------
Class C                3.34            2.33            4.44            6.18
--------------------------------------------------------------------------------
Index                  1.59            3.10            6.98           7.52*
--------------------------------------------------------------------------------

Index: Salomon Brothers World Government Bond Index, an unmanaged index on a U.S. dollar total return basis, with all dividends reinvested, and includes government bonds from 14 countries. The minimum maturity is one year.

*  Index comparison begins 10/31/89.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                Class A        Class B       Class C
--------------------------------------------------------------------------------
Shareholder Fees (paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases (% of offering price)        4.50%          None           None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales
Charge (Load) (% of redemption
proceeds)                                 None*          4.00%         1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses (deducted from fund assets)
--------------------------------------------------------------------------------
Management Fee                            0.75%          0.75%         0.75%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                   None          0.75           0.75
--------------------------------------------------------------------------------
Other Expenses**                           1.19          1.01           0.96
--------------------------------------------------------------------------------
Total Annual Operating Expenses            1.94          2.51           2.46
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors. "Other Expenses" do not include reorganization costs of 0.08%, 0.19% and 0.20% for Class A, B and C, respectively.


Based on the figures above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares               $638        $1,032         $1,456        $2,612
--------------------------------------------------------------------------------
Class B shares                654         1,082          1,535         2,579
--------------------------------------------------------------------------------
Class C shares                349           767          1,311         2,796
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares               $638        $1,032         $1,456        $2,612
--------------------------------------------------------------------------------
Class B shares                254           782          1,335         2,579
--------------------------------------------------------------------------------
Class C shares                249           767          1,311         2,796
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               Class A     Class B     Class C
                             ticker symbol     KITAX       KINBX       KITCX
                               fund number     019         219         319

  Kemper International Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks total return through a combination of capital growth and income. The fund invests at least 80% of total assets in foreign securities (securities issued by foreign-based issuers). The fund invests at least 65% of total assets in common stocks of established foreign companies with the potential for capital growth, income or both. The fund may invest more than 25% of total assets in any given developed country that the manager believes poses no unique investment risk.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies that have sound financial strength, good business prospects and strong competitive positioning and above-average earnings growth, among other factors.

Top-down analysis. The managers consider the economic outlooks for various countries and geographical areas, favoring those they believe have sound economic conditions and open markets.

Analysis of global themes. The managers look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries and industries represented.

--------------------------------------------------------------------------------
OTHER INVESTMENTS While most of the fund's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 35% of net assets in foreign or domestic debt securities of any credit quality, including junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The fund will normally sell a stock when the managers believe it has reached its fair value, its underlying investment theme has matured or the reasons for originally investing no longer apply.


The Main Risks of Investing in the Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.

The most important factor with this fund is how foreign stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When foreign stock prices fall, you should expect the value of your investment to fall as well.

Foreign stocks may at times be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other matters

o bond investments could be hurt by rising interest rates or declines in credit quality

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING
PARAGRAPHS.

This fund is designed for investors interested in a broadly diversified international fund.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance figures for the fund's Class A shares have varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did returns would be lower. The table shows how the performance for the fund's Class A, B and C shares compares with a broad-based market index (which, unlike the fund, has no fees or expenses). The table includes the effect of maximum sales loads. The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B and C shares is May 31, 1994. Performance figures before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of the applicable class and the current applicable sales charges of that class.


Kemper International Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                         Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1991        9.13
1992       -4.79
1993       35.65
1994       -4.00
1995       12.96
1996       17.05
1997        9.00
1998        7.88
1999       41.30
2000      -22.11

Best Quarter: 29.96%, Q4 1999              Worst Quarter: -17.89%, Q3 1998

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as 12/31/2000
--------------------------------------------------------------------------------
                  Since 12/31/99  Since 12/31/95  Since 12/31/90   Since 5/21/81
                      1 Year          5 Years        10 Years      Life of Fund
--------------------------------------------------------------------------------
Class A              -26.59            7.38            8.12           11.19
--------------------------------------------------------------------------------
Class B              -24.95            7.55            7.74           10.47
--------------------------------------------------------------------------------
Class C              -22.66            7.75            7.84           10.59
--------------------------------------------------------------------------------
Index                -14.20            7.13            8.24          12.59*
--------------------------------------------------------------------------------


Index: MSCI EAFE Index (Morgan Stanley Capital International Europe, Austral-Asia, Far East Index), a generally accepted benchmark for performance of major overseas markets.

* Index comparison begins 5/31/81.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                Class A        Class B       Class C
--------------------------------------------------------------------------------
Shareholder Fees (paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases (% of offering price)        5.75%          None           None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales
Charge (Load) (% of redemption
proceeds)                                 None*          4.00%         1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses (deducted from fund assets)
--------------------------------------------------------------------------------
Management Fee                            0.73%          0.73%         0.73%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                   None          0.75           0.75
--------------------------------------------------------------------------------
Other Expenses**                           0.73          0.89           0.76
--------------------------------------------------------------------------------
Total Annual Operating Expenses            1.46          2.37           2.24
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.


Based on the figures above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares              $715         $1,010         $1,327        $2,221
--------------------------------------------------------------------------------
Class B shares               640          1,039          1,465         2,271
--------------------------------------------------------------------------------
Class C shares               327            700          1,200         2,575
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares              $715         $1,010         $1,327        $2,221
--------------------------------------------------------------------------------
Class B shares               240            739          1,265         2,271
--------------------------------------------------------------------------------
Class C shares               227            700          1,200         2,575
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             Class A     Class B     Class C
                           ticker symbol     KIRAX       KIRBX       KIRCX
                             fund number     117         217         317

  Kemper International Research Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks long-term capital appreciation. The fund normally invests at least 65% of total assets in common stocks of large foreign companies (stocks that are listed on foreign exchanges and are issued by foreign-based companies that have a market capitalization of $1 billion or more). The fund expects that its regional investment allocation will remain roughly similar to those of the Morgan Stanley Capital International Europe, Austral-Asia, Far East plus Emerging Markets Free Index (MSCI EAFE + EMF Index). As of the date of this prospectus, most of the issuers included in this index are located in developed markets.

The fund invests in securities based on the top research recommendations of the investment advisor's industry research analysts and other investment specialists. The portfolio managers use bottom-up research to identify stocks, looking for individual companies that have strong balance sheets and effective management, among other factors. These may be companies that appear to offer the potential for sustainable above-average growth of earnings or revenues as well as companies whose stock prices appear low in light of other measures of worth, such as price-to-earnings ratios.

The managers also look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries, industries and companies represented.

--------------------------------------------------------------------------------
OTHER INVESTMENTS While most of the fund's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may also invest up to 35% of total assets in investment-grade debt securities.

The fund will normally sell a stock when the managers believe it has reached its fair value, other investments offer better opportunities or when adjusting its exposure to a given industry or country.


The Main Risks of Investing in the Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.

The most important factor with this fund is how foreign stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When foreign stock prices fall, especially prices of large company stocks, you should expect the value of your investment to fall as well. To the extent that the fund emphasizes a given area, such as Europe, or a given industry, factors affecting that market or industry will affect performance.

Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons that include political and economic uncertainties, less liquid securities markets and a higher risk that essential information may be incomplete or wrong. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other matters

o a bond could fall in credit quality, go into default or be paid off earlier than expected, which could hurt the fund's performance

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING
PARAGRAPHS.

This fund is designed for investors interested in a diversified international fund whose strategy focuses on the advisor's top research recommendations.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the performance figures for the fund's Class A shares have varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads. If it did, returns would be lower. The table shows how the performance for the fund's Class A, B and C shares compares with a broad-based market index (which, unlike the fund, has no fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

On April 6, 2000, the fund changed from Growth Fund Of Spain, an open-end equity fund that sought long-term capital appreciation by investing primarily in the equity securities of Spanish companies, to its current strategy. The fund's performance prior to that date would have been different had the current strategy been in effect.

The performance of Class A shares in the bar chart and performance table reflects performance from when the fund was a closed-end fund known as The Growth Fund Of Spain, Inc. (through December 11, 1998). Because the fund had no daily sales or redemptions when it was a closed-end fund, its performance then may have been different than if it had operated as an open-end fund.

The inception date for Class B and C shares is December 14, 1998. Performance figures before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of the applicable class and the current applicable sales charges of that class.

Kemper International Research Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class A
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1991       15.82
1992      -23.48
1993       28.79
1994        2.26
1995       22.11
1996       31.12
1997       19.47
1998       49.85
1999       -5.24
2000      -15.11


Best Quarter: 32.17%, Q1 1998    Worst Quarter: -21.84%, Q3 1992

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------
                  Since 12/31/99  Since 12/31/95  Since 12/31/90   Since 2/14/90
                      1 Year          5 Years        10 Years      Life of Fund*
--------------------------------------------------------------------------------
Class A              -20.00           12.66           10.18            8.95
--------------------------------------------------------------------------------
Class B              -17.44           12.67            9.62            8.34
--------------------------------------------------------------------------------
Class C              -16.15           12.75            9.64            8.35
--------------------------------------------------------------------------------
Index                  3.39            2.54            2.66            2.87
--------------------------------------------------------------------------------

Index: MSCI EAFE + EMF Index, a generally accepted benchmark for performance of major overseas markets, plus emerging markets.

* The information provided is for The Growth Fund of Spain, Inc. through 12/11/98 and for the fund's Class A, B and C shares thereafter, and assumes deduction of the applicable sales charges.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                    Class A        Class B     Class C
--------------------------------------------------------------------------------
Shareholder Fees (paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on         5.75%          None       None
Purchases (% of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge       None*          4.00%      1.00%
(Load) (% of redemption proceeds)
--------------------------------------------------------------------------------

Annual Operating Expenses (deducted from fund assets)
--------------------------------------------------------------------------------
Management Fee                                 0.75%          0.75%      0.75%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                       None           0.75       0.75
--------------------------------------------------------------------------------
Other Expenses**                               1.35           2.21       1.90
--------------------------------------------------------------------------------
Total Annual Operating Expenses                2.10           3.71       3.40
--------------------------------------------------------------------------------
Expense Reimbursement                          0.12           0.98       0.70
--------------------------------------------------------------------------------
Net Annual Operating Expenses***               1.98           2.73       2.70
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

***By contract, total annual operating expenses are capped at 1.98%, 2.73% and 2.70% for Class A, B and C, respectively, through February 28, 2002.

Based on the figures above (including one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares              $764         $1,184         $1,629        $2,857
--------------------------------------------------------------------------------
Class B shares               676          1,345          2,033         3,206
--------------------------------------------------------------------------------
Class C shares               373            980          1,710         3,638
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares              $764         $1,184         $1,629        $2,857
--------------------------------------------------------------------------------
Class B shares               276          1,045          1,833         3,206
--------------------------------------------------------------------------------
Class C shares               273            980          1,710         3,638
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Class A     Class B   Class C
                                    ticker symbol  KNEAX       KNEBX      KNECX
                                     fund number   022         222         322

  Kemper New Europe Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks long-term capital appreciation. The fund invests at least 65% of total assets in European common stocks and other equities (equities that are traded mainly on European markets or are issued by companies that are based in Europe or do more than half of their business there). The fund generally focuses on common stocks of companies in the more established markets of Western and Southern Europe such as Finland, Germany, France, Italy, Spain and Portugal.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with new or dominant products or technologies, among other factors.

Growth orientation. The managers look for stocks that seem to offer the potential for sustainable above-average growth of revenues or earnings relative to each stock's own market and whose market prices are reasonable in light of their potential growth.

Top-down analysis. The managers consider the outlook for economic, political, industrial and demographic trends and how they may affect various countries, sectors and industries.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries and industries represented.

The fund will normally sell a stock when it has reached a target price, the managers believe other investments offer better opportunities or when adjusting its exposure to a given country or industry.

--------------------------------------------------------------------------------
OTHER INVESTMENTS While most of the fund's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 20% of total assets in European debt securities of any credit quality, including junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The Main Risks of Investing in the Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.

The most important factor with this fund is how European stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When European stock prices fall, you should expect the value of your investment to fall as well.

The fact that the fund focuses on a single geographical region could affect fund performance. For example, European companies could be hurt by such factors as regional economic downturns or difficulties with the European Economic and Monetary Union (EMU). Eastern European companies can be very sensitive to political and economic developments. The fact that the fund is not diversified and may invest in relatively few companies increases its risk, because any factors affecting a given company could affect performance.

European stocks may at times be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other matters

o  growth stocks may be out of favor for certain periods

o bond investments could be hurt by rising interest rates or declines in credit quality

o at times, market conditions might make it hard to value some investments or to get an attractive price for them


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

This fund is designed for investors interested in long-term growth through exposure to Europe's established markets.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the performance figures for the fund's Class A shares have varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did returns would be lower. The table shows how the performance for the fund's Class A, B and C shares compares with a broad-based market index (which, unlike the fund, has no fees or expenses). The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions. The table includes the effects of maximum sales loads.

The inception date for Class A was September 3, 1999. In the bar chart, the performance figures for Class A shares for the period prior to its inception are based on the historical performance of the fund's original share class (Class
M), adjusted to reflect the higher gross total annual operating expenses of Class A. The performance of Class M shares reflects performance from when the fund was a closed-end fund (through September 3, 1999). Because the fund had no daily sales and redemptions, its performance as a closed-end fund may have been higher than if it had operated as an open-end fund.

In the table, the performance figures for each share class for the periods prior to their inception (September 3, 1999 for Classes A, B and C) are based on the historical performance of Class M, adjusted to reflect both the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charge of that class.


Kemper New Europe Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                         Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1991        0.90
1992      -10.37
1993       25.62
1994       -0.27
1995       18.83
1996       34.23
1997       15.80
1998       29.03
1999       50.67
2000       -7.17


Best Quarter: 37.67%, Q4 1999    Worst Quarter: -16.81%, Q3 1998

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------
                  Since 12/31/99  Since 12/31/95  Since 12/31/90   Since 2/16/90
                      1 Year          5 Years        10 Years      Life of Fund
--------------------------------------------------------------------------------
Class A              -12.50           20.92           13.61           11.26
--------------------------------------------------------------------------------
Class B              -10.81           21.18           12.77           11.04
--------------------------------------------------------------------------------
Class C               -8.08           21.31           12.65           10.92
--------------------------------------------------------------------------------
Index                 -8.39           15.39           13.49          12.27*
--------------------------------------------------------------------------------

Index: The Morgan Stanley Capital International Europe Equity Index, an unmanaged index that is generally representative of the equity securities of the European markets.

*  Index comparison begins 02/28/90.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                Class A        Class B       Class C
--------------------------------------------------------------------------------
Shareholder Fees (paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed       5.75%          None           None
on Purchases (% of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales         None*          4.00%         1.00%
Charge (Load) (% of redemption
proceeds)
--------------------------------------------------------------------------------

Annual Operating Expenses (deducted from fund assets)
--------------------------------------------------------------------------------
Management Fee                            0.74%          0.74%         0.74%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                   None          0.75           0.75
--------------------------------------------------------------------------------
Other Expenses**                           1.00          1.15           1.18
--------------------------------------------------------------------------------
Total Annual Operating Expenses            1.74          2.64           2.67
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

Based on the figures on the previous page this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares              $742         $1,091         $1,464        $2,509
--------------------------------------------------------------------------------
Class B shares               667          1,120          1,600         2,555
--------------------------------------------------------------------------------
Class C shares               370            829          1,415         3,003
--------------------------------------------------------------------------------
Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares              $742         $1,091         $1,464        $2,509
--------------------------------------------------------------------------------
Class B shares               267            820          1,400         2,555
--------------------------------------------------------------------------------
Class C shares               270            829          1,415         3,003
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:


o Although major changes tend to be infrequent, each fund's Board could change that fund's investment goal without seeking shareholder approval.

o As a temporary defensive measure, any of these funds (except Kemper New Europe Fund) could shift up to 100% of assets into investments such as money market securities (20% for Kemper New Europe Fund). This could prevent losses, but would mean that the fund would not be pursuing its goal.

o The advisor establishes a security's credit quality when it buys the security, using independent ratings or, for unrated securities, its own credit determination. When ratings don't agree, a fund may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the shareholders' best interests.

o The funds may trade securities more actively, which could mean higher expenses (thus lowering return) and higher taxable distributions.

o Although the funds are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments, and may not use them at all. With derivatives there is a risk that they could produce disproportionate losses.

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro conversion

Funds that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The investment advisor is working to address euro-related issues as they occur and has been notified that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a fund's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

For more information

This prospectus doesn't tell you about every policy or risk of investing in a fund.

If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Funds

The funds' investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY. The advisor has more than 80 years of experience managing mutual funds, and currently has more than $370 billion in assets under management.

The investment advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the 12 months through the most recent fiscal year end, as a percentage of each fund's average daily net assets.


 Fund Name                                                Fee Paid
 -------------------------------------------------------------------
 Kemper Asian Growth Fund                                 0.85%
 -------------------------------------------------------------------
 Kemper Global Blue Chip Fund                             0.85%*
 -------------------------------------------------------------------
 Kemper Global Discovery Fund                             1.10%
 -------------------------------------------------------------------
 Kemper Global Income Fund                                0.75%
 -------------------------------------------------------------------
 Kemper International Fund                                0.73%
 -------------------------------------------------------------------
 Kemper International Research Fund                       0.75%
 -------------------------------------------------------------------
 Kemper New Europe Fund                                   0.74%
 -------------------------------------------------------------------

 * Reflecting the effect of expense limitations and/or fee waivers then in effect.

Scudder Investments (U.K.) Limited, 1 South Place, London, U.K., an affiliate of the advisor, is the sub-advisor for Kemper Global Income Fund and Kemper International Fund. Scudder Investments (U.K.) Limited has served as sub-advisor for mutual funds since December, 1996 and investment advisor for certain institutional accounts since August 1998.

Scudder Investments Singapore Limited, 30 Cecil Street, Prudential Tower, Singapore, an affiliate of the advisor, is the sub-advisor for Kemper Asian Growth Fund.

The sub-advisors render investment advisory and management services with regard to the portion of the funds' portfolio as allocated to the sub-advisors by the advisor from time-to-time for management, including services related to foreign securities, foreign currency transactions and related investments.

The portfolio managers

The following people handle the day-to-day management of the funds.

Kemper Asian Growth Fund                    Kemper Global Income Fund

  Tien-Yu Sieh                                Jan C. Faller
  Lead Portfolio Manager                      Co-Lead Portfolio Manager
    o Began investment career in 1990          o Began investment career in 1988
    o Joined the advisor in 1996               o Joined the advisor in 1999
    o Joined the fund team in 1999             o Joined the fund team in 1999

  Elizabeth J. Allan                          Robert Stirling
    o Began investment career in 1982          Co-Lead Portfolio Manager
    o Joined the advisor in 1987               o Began investment career in 1984
    o Joined the fund team in 1998             o Joined the sub-advisor in 1995
                                               o Joined the fund team in 1999
  Nicholas Bratt
    o Began investment career in 1974         Kemper International Fund
    o Joined the advisor in 1976
    o Joined the fund team in 2000            Irene Cheng
                                              Lead Portfolio Manager
  Jennifer E. Bloomfield                       o Began investment career in 1985
    o Began investment career in 1992          o Joined the advisor in 1993
    o Joined the advisor in 1995               o Joined the fund team in 1999
    o Joined the fund team in 2000
                                              Nicholas Bratt
  Theresa Gusman                               o Began investment career in 1974
                                               o Joined the advisor in 1976
    o Began investment career in 1983          o Joined the fund team in 2000
    o Joined the advisor in 1992
    o Joined the fund team in 1998
                                              Marc Slendebroek
Kemper Global Blue Chip Fund                   o Began investment career in 1990
                                                o Joined the advisor in 1994
  William E. Holzer                             o Joined the fund team in 1998
  Lead Portfolio Manager
    o Began investment career in 1970          Carol L. Franklin
    o Joined the advisor in 1980               o Began investment career in 1975
    o Joined the fund team in 1998              o Joined the advisor in 1981
                                                o Joined the fund team in 2000
  Nicholas Bratt
    o Began investment career in 1974
    o Joined the advisor in 1976
    o Joined the fund team in 2000

Global Discovery Fund

  Gerald J. Moran
  Lead Portfolio Manager
    o Began investment career in 1968
    o Joined the advisor in 1968
    o Joined the fund team in 1992

  Steven T. Stokes
    o Began investment career in 1986
    o Joined the advisor in 1996
    o Joined the fund team in 1999

Kemper International Research Fund          Kemper New Europe Fund

  Elizabeth J. Allan                          Carol L. Franklin
  Co-Lead Portfolio Manager                   Lead Portfolio Manager
    o Began investment career in 1982          o Began investment career in 1975
    o Joined  the advisor in 1987              o Joined the advisor in 1981
    o Joined the fund team in 2001             o oined the fund team in 1990
    o Joined the fund team in 2001

  Terrence Gray                               Nicholas Bratt
  Co-Lead Portfolio Manager                     oBegan investment career in 1974
    o Began investment career in 1993           o Joined the advisor in 1976
    o Joined the advisor in 1993                o Joined the fund team in 1999

                                              Marc Slendebroek
  Andreas Waldburg-Wolfegg                      oBegan investment career in 1990
  Co-Lead Portfolio Manager                     o Joined the advisor in 1994
    oBegan investment career in 1993            o Joined the fund team in 1998
    oJoined the advisor in 1997
    oJoined the fund team in 2001

Financial Highlights

These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP (except Kemper Global Discovery Fund, which has been audited by PricewaterhouseCoopers LLP), whose reports, along with each fund's financial statements, are included in that fund's annual report (see "Shareholder reports" on the back cover).

Kemper Asian Growth Fund -- Class A



                                                                       For the
                                                                       period
                                                                       from Oct.
                                         Years ended November 30,       21,
                               --------------------------------------  1996+ to
                                 2000       1999      1998      1997   Nov. 30,
                                                                        1996
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of   $8.05     $5.41     $6.65    $10.04    $9.50
period
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)   (.13)(a)  (.01)(a)      .11    .08       --
--------------------------------------------------------------------------------
  Net realized and unrealized   (3.06)     2.65     (1.27)    (3.47)     .54
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment         (3.19)     2.64     (1.16)    (3.39)     .54
  operations
--------------------------------------------------------------------------------
  Less distributions from net      --        --      (.08)       --       --
  investment income
--------------------------------------------------------------------------------
Net asset value, end of period  $4.86     $8.05     $5.41     $6.65   $10.04
--------------------------------------------------------------------------------
Total return (%) (b) (c)       (39.75)    48.80    (17.66)   (33.76)    5.68*
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets at end of period     8,629    12,685     4,047     3,549      827
($ thousands)
--------------------------------------------------------------------------------
Ratio of expenses before         2.71(d)   3.35      2.65      2.62     1.46**
expense reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after          2.18(d)   1.76      1.80      1.60     1.46**
expense reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment         (1.55)     (.17)     2.05       .97      .74**
income
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)       169        80       131       155       74**
--------------------------------------------------------------------------------

*    Not annualized.

**   Annualized.

(a)  Based on monthly average shares outstanding during the period.

(b)  Total return does not reflect the effect of sales charge.

(c)  Total return would have been lower had certain expenses not been waived.

(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before expense reductions were 2.60%, 3.59%, 3.90% for Class A, B, C respectively and after expense reductions were 2.07%, 2.77%, 2.75%, for Class A, B, C respectively.

+    Commencement of operations

Kemper Asian Growth Fund -- Class B

                                                                         For the
                                                                          period
                                                                            from
                                         Years ended November 30,       Oct. 21,
                                                                        1996+ to
                               ---------------------------------------- Nov. 30,
                                 2000       1999      1998      1997        1996

--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of   $7.91     $5.34      $6.58    $10.03    $9.50
period
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)   (.17)(a)  (.02)(a)    .06        --       --
--------------------------------------------------------------------------------
  Net realized and unrealized  ( 3.00)     2.59      (1.28)    (3.45)     .53
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment         (3.17)     2.57      (1.22)    (3.45)     .53
  operations
--------------------------------------------------------------------------------
  Less distributions from net      --        --       (.02)       --       --
  investment income
--------------------------------------------------------------------------------
Net asset value, end of period  $4.74     $7.91      $5.34     $6.58   $10.03
--------------------------------------------------------------------------------
Total return (%) (b) (c)       (40.08)    48.13     (18.65)   (34.40)    5.58*
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets at end of period     5,687     8,674      3,035     2,545      941
($ thousands)
--------------------------------------------------------------------------------
Ratio of expenses before         3.76(d)   4.25       4.29      3.51     2.34**
expense reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after          2.87(d)   1.91       2.78      2.57     2.34**
expense reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment         (2.25)     (.32)      1.07        --     (.14)**
income
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)       169        80        131       155       74**
--------------------------------------------------------------------------------

*    Not annualized.

** Annualized. (a) Based on monthly average shares outstanding during the period.

(b)  Total return does not reflect the effect of sales charge.

(c)  Total return would have been lower had certain expenses not been waived.

(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before expense reductions were 2.60%, 3.59%, 3.90% for Class A, B, C respectively and after expense reductions were 2.07%, 2.77%, 2.75%, for Class A, B, C respectively.

+    Commencement of operations

Kemper Asian Growth Fund -- Class C

                                                                         For the
                                                                          period
                                                                            from
                                                                        Oct. 21,
                                         Years ended November 30,       1996+ to
                               ---------------------------------------- Nov. 30,
                                 2000       1999      1998      1997        1996

--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of   $7.83     $5.35      $6.60    $10.03    $9.50
period
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)   (.18)(a)  (.08)(a)    .05        --       --
--------------------------------------------------------------------------------
  Net realized and unrealized   (2.96)     2.56      (1.28)    (3.43)     .53
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment         (3.14)     2.48      (1.23)    (3.43)     .53
  operations
--------------------------------------------------------------------------------
  Less distributions from net      --        --       (.02)       --       --
  investment income
--------------------------------------------------------------------------------
Net asset value, end of period  $4.69     $7.83      $5.35     $6.60   $10.03
--------------------------------------------------------------------------------
Total return (%) (b) (c)       (40.10)    46.36     (18.72)   (34.20)    5.58*
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets at end of period       788     1,182        334       304      180
($ thousands)
--------------------------------------------------------------------------------
Ratio of expenses, before        4.15(d)   5.17       4.56      3.55     2.34**
expense reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses, after         2.90(d)   2.81       2.71      2.54     2.34**
expense reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment         (2.30)    (1.22)      1.14       .03     (.14)**
income
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)       169        80        131       155       74**
--------------------------------------------------------------------------------

*    Not annualized.

**   Annualized.

(a)  Based on monthly average shares outstanding during the period.

(b)  Total return does not reflect the effect of sales charge.

(c)  Total return would have been lower had certain expenses not been waived.

(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before expense reductions were 2.60%, 3.59%, 3.90% for Class A, B, C respectively and after expense reductions were 2.07%, 2.77%, 2.75%, for Class A, B, C respectively.

+    Commencement of operations

Kemper Global Blue Chip Fund -- Class A

                                                                  For the period
                                                                    December 31,
                                                                       1997
                                               October 31,        (commencement
                                            ------------------ of operations) to
                                              2000      1999    October 31, 1998
--------------------------------------------------------------------------------

Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of year            $11.88    $10.21        $9.50
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss) (a)                --       .03          .05
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)       1.27      1.64          .66
  on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations              1.27      1.67          .71
--------------------------------------------------------------------------------
  Less distribution from net realized gain      (.03)       --           --
  on investment transactions
--------------------------------------------------------------------------------
Net asset value, end of year                  $13.12    $11.88       $10.21
--------------------------------------------------------------------------------
Total return (%) (b) (c)                       10.78     16.26         7.47*
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)    17,778    12,816        6,112
--------------------------------------------------------------------------------
Ratio of expenses before expense                2.85      3.35         6.06**
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense                 1.80      1.80         1.80**
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)        .02       .24          .92**
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                       54        68           84**
--------------------------------------------------------------------------------

*    Not annualized.

**   Annualized.

(a)  Based on monthly average shares outstanding during the period.

(b)  Total return does not reflect the effect of any sales charge.

(c)  Total return would have been lower had certain expenses not been waived.

Kemper Global Blue Chip Fund -- Class B

                                                                 For the period
                                                                  December 31,
                                                                     1997
                                               Year ended        (commencement
                                               October 31,     of operations) to
                                            ------------------    October 31,
                                              2000      1999          1998
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of year            $11.67    $10.13        $9.50
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss) (a)              (.11)     (.07)          --
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)       1.24      1.61          .63
  on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations              1.13      1.54          .63
--------------------------------------------------------------------------------
  Less distribution from net realized gain      (.03)       --           --
  on investment transactions
--------------------------------------------------------------------------------
Net asset value, end of year                  $12.77    $11.67       $10.13
--------------------------------------------------------------------------------
Total return (%) (b) (c)                        9.77     15.10         6.63*
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)    14,074     7,963        2,695
--------------------------------------------------------------------------------
Ratio of expenses before expense                3.78      4.54         7.69**
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense                 2.68      2.68         2.68**
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)       (.86)     (.64)        (.04)**
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                       54        68           84**
--------------------------------------------------------------------------------

*    Not annualized.

**   Annualized.

(a)  Based on monthly average shares outstanding during the period.

(b)  Total return does not reflect the effect of any sales charge.

(c)  Total return would have been lower had certain expenses not been waived.

Kemper Global Blue Chip Fund -- Class C

                                                                  For the period
                                                                    December 31,
                                                                            1997
                                               Year ended         (commencement
                                               October 31,     of operations) to
                                            ------------------  October 31,
                                              2000      1999           1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of year            $11.69    $10.14        $9.50
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income loss (a)                (.11)     (.07)          --
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)       1.25      1.62          .64
  on investment transactions
--------------------------------------------------------------------------------
-
  Total from investment operations              1.14      1.55          .64
--------------------------------------------------------------------------------
  Less distribution from net realized gain      (.03)       --           --
  on investment transactions
--------------------------------------------------------------------------------
Net asset value, end of year                  $12.80    $11.69       $10.14
--------------------------------------------------------------------------------
Total return (%) (b) (c)                        9.84     15.19         6.74*
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)     4,411     2,199          733
--------------------------------------------------------------------------------
Ratio of expenses before expense                4.15      4.85         7.66**
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense                 2.65      2.65         2.65**
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)       (.84)     (.61)         .07**
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                       54        68           84**
--------------------------------------------------------------------------------

*    Not annualized.

**   Annualized.

(a)  Based on monthly average shares outstanding during the period.

(b)  Total return does not reflect the effect of any sales charge.

(c)  Total return would have been lower had certain expenses not been waived.

Kemper Global Discovery Fund -- Class A


--------------------------------------------------------------------------------
Years ended October 31                               2000      1999     1998(b)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net asset value, beginning of period               $28.05     $19.78    $23.98
--------------------------------------------------------------------------------

Income (loss) from investment operations:
  Net investment income (loss) (a)                   (.39)      (.24)     (.09)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on         9.42       8.51     (4.11)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                   9.03       8.27     (4.20)
Less distributions from:
  Net realized gain on investment transactions      (2.38)        --        --
--------------------------------------------------------------------------------
Net asset value, end of period                     $34.70     $28.05    $19.78
--------------------------------------------------------------------------------
Total return (%) (c) (d)                            32.63      41.61    (17.51)**
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                153         55        11
--------------------------------------------------------------------------------
Ratio of operating expenses before expense           2.09(e)    2.26      2.20*
reductions (%)
--------------------------------------------------------------------------------
Ratio of operating expenses after                    1.99(e)    2.01      1.95*
expense reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (loss)  (%)          (1.06)      (.98)    (1.00)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                            86         64        41
--------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b) For the period April 16, 1998 (commencement of sales of Class A shares) to October 31, 1998.

(c)  Total return would have been lower had certain expenses not been reduced.

(d)  Total return does not reflect the effect of any sales charges.

(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.08% and 1.99%, respectively.

*    Annualized

**   Not annualized

Kemper Global Discovery Fund -- Class B

--------------------------------------------------------------------------------
Years ended October 31                               2000      1999     1998(b)
--------------------------------------------------------------------------------
Net asset value, beginning of period               $27.69     $19.70    $23.98
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss) (a)                   (.68)      (.43)     (.18)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on         9.30       8.42     (4.10)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                   8.62       7.99     (4.28)
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gain on investment transactions      (2.38)        --        --
--------------------------------------------------------------------------------
Net asset value, end of period                     $33.93     $27.69    $19.70
--------------------------------------------------------------------------------
Total return (%) (c) (d)                            31.51      40.43    (17.85)**
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                108         27         6
--------------------------------------------------------------------------------
Ratio of operating expenses before expense           2.96(e)    3.44      3.13*
reductions (%)
--------------------------------------------------------------------------------
Ratio of operating expenses after expense            2.83(e)    2.83      2.83*
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)           (1.90)     (1.81)    (1.87)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                            86         64        41
--------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b) For the period April 16, 1998 (commencement of sales of Class B shares) to October 31, 1998.

(c)  Total return would have been lower had certain expenses not been reduced.

(d)  Total return does not reflect the effect of any sales charges.

(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.95% and 2.83%, respectively.

*    Annualized

**   Not annualized

Kemper Global Discovery Fund -- Class C

--------------------------------------------------------------------------------
Years ended October 31                               2000      1999     1998(b)
--------------------------------------------------------------------------------
Net asset value, beginning of period               $27.71     $19.70    $23.98
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss) (a)                   (.68)      (.43)     (.17)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on         9.35       8.44     (4.11)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                   8.67       8.01     (4.28)
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gain on investment transactions      (2.38)        --        --
--------------------------------------------------------------------------------
Net asset value, end of period                     $34.00     $27.71    $19.70
--------------------------------------------------------------------------------
Total return (%) (c) (d)                            31.73      40.41    (17.85)**
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 29          8         2
--------------------------------------------------------------------------------
Ratio of operating expenses before expense           2.91(e)    3.00      3.23*
reductions (%)
--------------------------------------------------------------------------------
Ratio of operating expenses after expense            2.80(e)    2.80      2.80*
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)           (1.89)     (1.79)    (1.88)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                            86         64        41
--------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b) For the period April 16, 1998 (commencement of sales of Class C shares) to October 31, 1998.

(c)  Total return would have been lower had certain expenses not been reduced.

(d)  Total return does not reflect the effect of any sales charges.

(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.90% and 2.80%, respectively.

*    Annualized

**   Not annualized

Kemper Global Income Fund -- Class A The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

--------------------------------------------------------------------------------
Years ended December 31,               2000     1999     1998     1997     1996
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of year    $7.98    $8.94    $8.58    $8.97    $9.05
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (a)             .29      .32      .37      .48      .52
--------------------------------------------------------------------------------
  Net realized and unrealized          (.01)    (.88)     .50     (.33)    (.02)
  gain (loss)
--------------------------------------------------------------------------------
  Total from investment operations      .28     (.56)     .87      .15      .50
--------------------------------------------------------------------------------
Less distribution from:
  Net investment income                (.22)    (.13)    (.40)    (.47)    (.58)
--------------------------------------------------------------------------------
  Tax return of capital                (.14)    (.27)    (.11)    (.07)      --
--------------------------------------------------------------------------------
  Total distributions                  (.36)    (.40)    (.51)    (.54)    (.58)
--------------------------------------------------------------------------------
Net asset value, end of year          $7.90    $7.98    $8.94    $8.58    $8.97
--------------------------------------------------------------------------------
Total return % (b)                     3.70    (6.38)   10.48     1.80     5.87
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period            38,684   49,407   69,913   72,145   86,240
($ in thousands)
--------------------------------------------------------------------------------
Ratio of expenses before expense       2.02(c)  1.68     1.58     1.32     1.48
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense        1.99(c)  1.67     1.58     1.32     1.48
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income         3.79     3.80     4.31     5.56     5.77
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)              64      165      313      283      276
--------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of any sales charges.

(c) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.94% and 1.91%, 2.51% and 2.35%, and 2.46% and 2.24%, for Class A, Class B and Class C, respectively.

Kemper Global Income Fund -- Class B


--------------------------------------------------------------------------------
Years ended December 31,               2000     1999     1998     1997     1996
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of year    $8.00    $8.96    $8.60    $9.00    $9.09
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (a)             .25      .26      .31      .41      .46
--------------------------------------------------------------------------------
  Net realized and unrealized          (.01)    (.88)     .49     (.33)    (.02)
  gain (loss)
--------------------------------------------------------------------------------
  Total from investment operations      .24     (.62)     .80      .08      .44
--------------------------------------------------------------------------------
Less distribution from:
  Net investment income                (.19)    (.11)    (.34)    (.42)    (.53)
--------------------------------------------------------------------------------
  Tax return of capital                (.12)    (.23)    (.10)    (.06)       --
--------------------------------------------------------------------------------
  Total distributions                  (.31)    (.34)    (.44)    (.48)    (.53)
--------------------------------------------------------------------------------
Net asset value, end of year          $7.93     $8.00   $8.96    $8.60    $9.00
--------------------------------------------------------------------------------
Total return % (b)                     3.15    (6.98)    9.56     1.03     5.11
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period             4,635    6,955   12,536   25,735   44,678
($ in thousands)
--------------------------------------------------------------------------------
Ratio of expenses before expense       2.70(c)  2.37     2.32     2.18     2.14
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense        2.54(c)  2.36     2.32     2.18     2.14
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income         3.25     3.11     3.57     4.70     5.11
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)              64      165      313      283      276
--------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of any sales charges.

(c) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.94% and 1.91%, 2.51% and 2.35%, and 2.46% and 2.24%, for Class A, Class B and Class C, respectively.

Kemper Global Income Fund -- Class C


--------------------------------------------------------------------------------
Years ended December 31,            2000     1999      1998      1997     1996
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning         $8.01    $8.99     $8.62     $9.02    $9.09
of year
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (a)          .27      .27       .32       .42       .48
--------------------------------------------------------------------------------
  Net realized and unrealized       (.02)    (.90)      .49      (.33)     (.02)
  gain (loss)
--------------------------------------------------------------------------------
  Total from investment              .25     (.63)      .81       .09      .46
  operations
--------------------------------------------------------------------------------
Less distribution from:
  Net investment income             (.19)    (.11)     (.34)     (.43)     (.53)
--------------------------------------------------------------------------------
  Tax return of capital             (.12)    (.24)     (.10)     (.06)       --
--------------------------------------------------------------------------------
  Total distributions               (.31)    (.35)     (.44)     (.49)     (.53)
--------------------------------------------------------------------------------

Net asset value, end of year       $7.95    $8.01     $8.99     $8.62    $9.02
--------------------------------------------------------------------------------

Total return % (b)                  3.34    (7.06)     9.72      1.09     5.31
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period          1,178    1,340     2,346     1,149       821
($ in thousands)
--------------------------------------------------------------------------------
Ratio of expenses before expense    2.66(c)  2.32      2.13      2.11      2.06
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense     2.44(c)  2.31      2.13      2.11      2.06
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income      3.34     3.16      3.76      4.77      5.19
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           64      165       313       283       276
--------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  Total return does not reflect the effect of any sales charges.

(c) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.94% and 1.91%, 2.51% and 2.35%, and 2.46% and 2.24%, for Class A, Class B and Class C, respectively.

Kemper International Fund -- Class A

--------------------------------------------------------------------------------
Year ended October 31,             2000      1999      1998     1997      1996
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning
of period                        $12.85    $12.10   $12.68     $11.96  $10.59
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)   (.03)(a)    (.01)  .04(a)          -- .04(a)
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                    (.19)       2.57     .01        1.52   1.50
--------------------------------------------------------------------------------
  Total from investment
  operations                      (.22)       2.56     .05        1.52   1.54
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income              --         --   (.08)       (.12)  (.12)
--------------------------------------------------------------------------------
  Net realized gains on
  investment transactions         (.96)     (1.81)   (.55)       (.68)  (.05)
--------------------------------------------------------------------------------
  Total distributions             (.96)     (1.81)   (.63)       (.80)  (.17)
--------------------------------------------------------------------------------
Net asset value, end of period   $11.67    $12.85   $12.10     $12.68  $11.96
--------------------------------------------------------------------------------
Total return (%) (b) (c)         (2.84)      23.47     .45       13.49  14.70
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period        362,541   464,213  424,431    409,470 352,961
($ in thousands)
--------------------------------------------------------------------------------
Ratio of expenses before           1.46       1.59    1.64        1.57   1.64
expense reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense    1.46       1.59    1.64        1.57   1.64
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income    (.21)      (.12)     .36         .16    .34
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)          89        140     105          76    104
--------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  Total return does not reflect the effect of any sales charges.

(c)  Total return would have been lower had certain expenses not been reduced.

Kemper International Fund -- Class B

Year ended October 31,             2000      1999      1998     1997      1996
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning
of period                        $12.50    $11.90   $12.50     $11.81  $10.46
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)   (.15)(a)   (.11)   (.08)(a)    (.12)  (.06)(a)
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                    (.16)      2.52      .03       1.51    1.47
--------------------------------------------------------------------------------
  Total from investment
  operations                      (.31)      2.41    (.05)       1.39    1.41
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income              --        --       --      (.02)   (.01)
--------------------------------------------------------------------------------
  Net realized gains on
  investment transactions         (.96)    (1.81)    (.55)      (.68)   (.05)
--------------------------------------------------------------------------------
  Total distributions             (.96)    (1.81)    (.55)      (.70)   (.06)
--------------------------------------------------------------------------------
Net asset value, end of period   $11.23    $12.50   $11.90     $12.50  $11.81
--------------------------------------------------------------------------------
Total return (%) (b) (c)         (3.69)     22.50    (.37)      12.32   13.59
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ in thousands)                 132,981   138,518  137,224    143,144 96,369
--------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)             2.37      2.44     2.62       2.57    2.53
--------------------------------------------------------------------------------
Ratio of expenses after
reductions (%)                     2.37      2.43     2.62       2.57    2.53
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                       (1.14)     (.96)    (.62)      (.84)   (.55)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)          89       140      105         76     104
--------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  Total return does not reflect the effect of any sales charges.

(c)  Total return would have been lower had certain expenses not been reduced.

Kemper International Fund -- Class C

Year ended October 31,             2000      1999      1998     1997      1996
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning
of period                        $12.51    $11.91   $12.51     $11.81  $10.46
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)   (.13)(a)   (.10)   (.08)(a)    (.09)  (.06)(a)
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                    (.17)      2.51      .03       1.49    1.47
--------------------------------------------------------------------------------
  Total from investment
  operations                      (.30)      2.41    (.05)       1.40    1.41
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income              --        --       --      (.02)   (.01)
--------------------------------------------------------------------------------
  Net realized gains on
  investment transactions          (.96)    (1.81)    (.55)      (.68)   (.05)
--------------------------------------------------------------------------------
  Total distributions             (.96)    (1.81)    (.55)      (.70)   (.06)
--------------------------------------------------------------------------------
Net asset value, end of period   $11.25    $12.51   $11.91     $12.51  $11.81
--------------------------------------------------------------------------------
Total return (%) (b) (c)         (3.61)     22.49    (.37)      12.45   13.59
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ in thousands)                 41,962    40,895   26,337     16,658   7,320
--------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)             2.24      2.33     2.55       2.49    2.50
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                     2.24      2.32     2.55       2.49    2.50
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                       (1.01)     (.85)    (.55)      (.76)   (.52)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)          89       140      105         76     104
--------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  Total return does not reflect the effect of any sales charges.

(c)  Total return would have been lower had certain expenses not been reduced.

Kemper International Research Fund -- Class A

                                                Eleven
                                                months
                                                ended
                                               October          Year ended
                         Year ended October 31,  31,           November 21,
                         ---------------------          --------------------------
                          2000(d)     1999      1998     1997     1996     1995
----------------------------------------------------------------------------------
Per share operating performance
----------------------------------------------------------------------------------
Net asset value,
beginning of period      $20.86     $23.42    $19.06    $15.67  $13.33   $12.40
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment         .02(a)     .05(a)       .11       .24     .36      .37
  income (loss)
----------------------------------------------------------------------------------
  Net realized and
  unrealized
  gain (loss) on
  investment
  transactions           .05       (.75)      5.72      4.15    2.69     1.01
----------------------------------------------------------------------------------
  Total from investment
  operations              .07      (.70)      5.83      4.39    3.05     1.38
----------------------------------------------------------------------------------
Less distributions from:
  Net investment income      --      (.14)     (.11)     (.17)   (.42)    (.45)
----------------------------------------------------------------------------------
  Net realized gains on
  investment
  transactions           (7.65)     (1.72)    (1.36)     (.83)   (.29)       --
----------------------------------------------------------------------------------
  Total distributions    (7.65)     (1.86)    (1.47)    (1.00)   (.71)    (.45)
----------------------------------------------------------------------------------
Net asset value, end
of period                $13.28     $20.86    $23.42    $19.06  $15.67   $13.33
----------------------------------------------------------------------------------
Total return (%) (b) (c) (1.82)     (3.38)    32.90**    29.86   24.12    11.62
----------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
----------------------------------------------------------------------------------
Net assets, end of
period ($ in thousands)  35,401     66,005    387,126   315,059 263,935  227,997
----------------------------------------------------------------------------------
Ratio of expenses
before expense
reductions (%)             2.10       1.97     1.43*      1.22    1.25     1.22
----------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)     1.82       1.96     1.43*      1.22    1.25     1.22
----------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)           .13        .29      .58*      1.29    2.46     2.89
----------------------------------------------------------------------------------
Portfolio turnover
rate (%)                    135         76       10*        29      45       69
----------------------------------------------------------------------------------

*    Annualized

**   Not annualized

(a)  Based on monthly average shares outstanding during the period.

(b)  Total return does not reflect the effect of any sales charge.

(c)  Total return would have been lower had certain expenses not been waived.

(d) On April 6, 2000, the Fund adopted its current name and objectives. Prior to that date, the Fund was known as Growth Fund of Spain and its investment objective was to seek long-term capital appreciation by investing primarily in equity securities of Spanish companies. Financial information prior to April 6, 2000 should not be considered representative of the present Fund.

Kemper International Research Fund -- Class B

                                                       Year ended   Period ended
                                                       October 31,   October 31,
                                                         2000(e)       1999(d)
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of period                     $20.67        $22.98
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss) (a)                        (.15)         (.16)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                                   .07        (2.15)
--------------------------------------------------------------------------------
  Total from investment operations                        (.08)        (2.31)
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment transactions          (7.65)            --
--------------------------------------------------------------------------------
Total distributions                                      (7.65)            --
--------------------------------------------------------------------------------
Net asset value, end of period                           $12.94        $20.67
--------------------------------------------------------------------------------
Total return (%) (b) (c)                                 (2.99)     (10.05)**
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)                  324           151
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)            3.71         2.86*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)             2.85         2.84*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                 (.98)        (.84)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                 135           76*
--------------------------------------------------------------------------------

*    Annualized

**   Not annualized

(a)  Based on monthly average shares outstanding during the period.

(b)  Total return does not reflect the effect of any sales charge.

(c)  Total return would have been lower had certain expenses not been waived.

(d)  For the period December 14, 1998 (commencement of Class) to October 31,
     1999.

(e) On April 6, 2000, the Fund adopted its current name and objectives. Prior to that date, the Fund was known as Growth Fund of Spain and its investment objective was to seek long-term capital appreciation by investing primarily in equity securities of Spanish companies. Financial information prior to April 6, 2000 should not be considered representative of the present Fund.

Kemper International Research Fund -- Class C

                                                       Year ended   Period ended
                                                       October 31,   October 31,
                                                         2000(e)       1999(d)
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of period                     $20.67        $22.98
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss) (a)                        (.13)         (.14)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on                .06        (2.17)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                        (.07)        (2.31)
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment transactions          (7.65)            --
--------------------------------------------------------------------------------
Total distributions                                      (7.65)            --
--------------------------------------------------------------------------------
Net asset value, end of period                           $12.95        $20.67
--------------------------------------------------------------------------------
Total return (%) (b) (c)                                 (2.94)     (10.05)**
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)                  200           112
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)            3.40         2.81*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)             2.80         2.79*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                 (.92)        (.79)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                 135           76*
--------------------------------------------------------------------------------

*    Annualized

**   Not annualized

(a)  Based on monthly average shares outstanding during the period.

(b)  Total return does not reflect the effect of any sales charge.

(c)  Total return would have been lower had certain expenses not been waived.

(d)  For the period December 14, 1998 (commencement of Class) to October 31,
     1999.

(e) On April 6, 2000, the Fund adopted its current name and objectives. Prior to that date, the Fund was known as Growth Fund of Spain and its investment objective was to seek long-term capital appreciation by investing primarily in equity securities of Spanish companies. Financial information prior to April 6, 2000 should not be considered representative of the present Fund.

Kemper New Europe Fund -- Class A

                                                                  September 3,
                                                  Year ended       1999(c) to
                                               October 31, 2000 October 31, 1999
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of period                $14.87           $14.27
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss) (a)                   (.09)           (0.03)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on          2.95             0.63
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                    2.86             0.60
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment                  (1.95)               --
  transactions
--------------------------------------------------------------------------------
  Total distributions                               (1.95)               --
--------------------------------------------------------------------------------
Net asset value, end of period                      $15.78           $14.87
--------------------------------------------------------------------------------
Total return (%) (b)                                 18.77           4.20**
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period ($ in millions)              281               32
--------------------------------------------------------------------------------
Ratio of expenses before expense                      1.74            1.63*
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)        1.72            1.63*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            (.55)          (1.21)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                             87              58*
--------------------------------------------------------------------------------

*    Annualized

**   Not annualized

(a)  Based on monthly average shares outstanding during the period.

(b)  Total return does not reflect the effect of any sales charges.

(c)  Commencement of Class.

Kemper New Europe Fund -- Class B

                                                                  September 3,
                                                  Year ended       1999(c) to
                                               October 31, 2000 October 31, 1999
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of period                $14.49           $13.91
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss) (a)                   (.20)           (0.05)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                             2.86             0.63
--------------------------------------------------------------------------------
  Total from investment operations                    2.66             0.58
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment
  transactions                                      (1.95)               --
--------------------------------------------------------------------------------
  Total distributions                               (1.95)               --
--------------------------------------------------------------------------------
Net asset value, end of period                      $15.20           $14.49
--------------------------------------------------------------------------------
Total return (%) (b)                                 17.79           4.17**
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period ($ in millions)               40               20
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                        2.64            2.36*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)        2.63            2.36*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)           (1.21)          (1.95)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                             87              58*
--------------------------------------------------------------------------------

*    Annualized

**   Not annualized

(a)  Based on monthly average shares outstanding during the period.

(b)  Total return does not reflect the effect of any sales charges.

(c)  Commencement of Class.

Kemper New Europe Fund -- Class C

                                                                  September 3,
                                                  Year ended       1999(c) to
                                               October 31, 2000 October 31, 1999
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of period                $14.62           $14.02
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss) (a)                   (.20)           (0.04)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                    2.67             0.60
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment
  transactions                                      (1.95)               --
--------------------------------------------------------------------------------
  Total distributions                               (1.95)               --
--------------------------------------------------------------------------------
Net asset value, end of period                      $15.34           $14.62
--------------------------------------------------------------------------------
Total return (%) (b)                                 17.69           4.28**
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period ($ in millions)               17                5
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                        2.67            2.40*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)        2.66            2.40*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)           (1.18)          (1.99)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                             87              58*
--------------------------------------------------------------------------------

*    Annualized

**   Not annualized

(a)  Based on monthly average shares outstanding during the period.

(b)  Total return does not reflect the effect of any sales charges.

(c)  Commencement of Class.

How to Invest in the Funds

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class

Offered in this prospectus are three share classes for each fund. Each class has its own fees and expenses, offering you a choice of cost structures. Kemper Asian Growth Fund, Kemper Global Income Fund and Kemper International Fund each offer a fourth class of shares separately. Kemper Global Discovery Fund offers two other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial representative, who may receive compensation for those services through sales commissions, service fees and/or distribution fees.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial representative to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

------------------------------------------------------------------------------------------------------
Classes and features                                Points to help you compare
------------------------------------------------------------------------------------------------------

Class A

o  Sales charges of up to 5.75% (4.50%              o  Some investors may be able to reduce
   for Kemper Global Income Fund),                     or eliminate their sales charges;
   charged when you buy shares                         see page 63

o  In most cases, no charges when you sell          o  Total annual expenses are lower than
   shares                                              those for Class B or Class C

o  No distribution fee
------------------------------------------------------------------------------------------------------

Class B

o  No charges when you buy shares                   o  The deferred sales charge rate falls to
                                                       zero after six years
o  Deferred sales charge of up to 4.00%,
   charged when you sell shares you bought          o  Shares automatically convert to Class A
   within the last six years                           six years after purchase, which means
                                                       lower annual expenses going forward
o  0.75% distribution fee
------------------------------------------------------------------------------------------------------

Class C

o  No charges when you buy shares                   o  The deferred sales charge rate is lower,
                                                       but your shares never convert to Class A,
o  Deferred sales charge of 1.00%, charged             so annual expenses remain higher
   when you sell shares you bought within the
   last year

o  0.75% distribution fee
------------------------------------------------------------------------------------------------------

Class A shares

Class A shares have a sales charge that varies with the amount you invest:

All funds except Kemper Global Income Fund

                   Sales charge as a %   Sales charge as a %
Your investment    of offering price     of your net investment
---------------------------------------------------------------------
Up to $50,000           5.75%                 6.10%
---------------------------------------------------------------------
$50,000-$99,999         4.50                  4.71
---------------------------------------------------------------------
$100,000-$249,999       3.50                  3.63
---------------------------------------------------------------------
$250,000-$499,999       2.60                  2.67
---------------------------------------------------------------------
$500,000-$999,999       2.00                  2.04
---------------------------------------------------------------------
$1 million or more      See page 63
----------------------------------------------------------------------

Kemper Global Income Fund


                   Sales charge as a %   Sales charge as a %
Your investment    of offering price     of your net investment
---------------------------------------------------------------------
Up to $100,000          4.50%                 4.71%
---------------------------------------------------------------------
$100,000-$249,999       3.50                  3.63
---------------------------------------------------------------------
$250,000-$499,999       2.60                  2.67
---------------------------------------------------------------------
$500,000-$999,999       2.00                  2.04
---------------------------------------------------------------------
$1 million or more      See page 63
----------------------------------------------------------------------

*    Rounded to the nearest one-hundredth percent.

The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:


o    you plan to invest at least $50,000 ($100,000 for Kemper Global Income
     Fund) over the next 24 months ("letter of intent")

o the amount of Kemper shares you already own (including shares in certain other Kemper funds) plus the amount you're investing now is at least $50,000 ($100,000 for Kemper Global Income Fund) ("cumulative discount")

o    you are investing a total of $50,000 ($100,000 for Kemper Global Income
     Fund) or more in several Kemper funds at once ("combined purchases")

The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial representative.

You may be able to buy Class A shares without sales charges when you are:

o    reinvesting dividends or distributions

o    investing through certain workplace retirement plans

o participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The funds may waive the sales charges for investors in other situations as well. Your financial representative or Kemper can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them, and a similar charge of 0.50% on shares you sell within the second year of owning them. This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.

--------------------------------------------------------------------------------
THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.


Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

--------------------------------------------------------------------------------

Class B shares

With Class B shares, you pay no up-front sales charges to the funds. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from fund assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares, which don't have a 12b-1 fee. After six years, Class B shares automatically convert to Class A, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares, and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares       CDSC on shares you sell
---------------------------------------------------------------------
First year                         4.00%
---------------------------------------------------------------------
Second or third year               3.00
---------------------------------------------------------------------
Fourth or fifth year               2.00
---------------------------------------------------------------------
Sixth year                         1.00
---------------------------------------------------------------------
Seventh year and later             None (automatic conversion
                                   to Class A)
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

--------------------------------------------------------------------------------

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares are designed for long-term investors who prefer to see all of their investment go to work right away, and can accept somewhat higher annual expenses.

--------------------------------------------------------------------------------

Class C shares

Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% is deducted from fund assets each year. Because of this fee, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A). However, unlike Class A shares, your entire investment goes to work immediately.

Unlike Class B shares, Class C shares do NOT automatically convert to Class A after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares       CDSC on shares you sell
---------------------------------------------------------------------
First year                         1.00%
---------------------------------------------------------------------
Second year and later              None
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.

While Class C shares don't have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

--------------------------------------------------------------------------------

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell shares within six years of buying them, or who aren't certain of their investment time horizon.

--------------------------------------------------------------------------------

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments. Make out any checks to "Kemper Funds."

----------------------------------------------------------------------------------
First investment                          Additional investments
----------------------------------------------------------------------------------

$1,000 or more for regular accounts       $100 or more for regular accounts

$250 or more for IRAs                     $50 or more for IRAs

$50 or more with an Automatic             $50 or more with an Automatic Investment
Investment Plan                           Plan, Payroll Deduction or Direct
                                          Deposit
----------------------------------------------------------------------------------
Through a financial representative

o Contact your representative using the   o Contact your representative using
  method that's most convenient for you     the method that's most convenient
                                            for you
----------------------------------------------------------------------------------
By mail or express mail (see below)

o Fill out and sign an application        o Send a check and a Kemper investment
                                            slip to us at the appropriate
o Send it to us at the appropriate          address below
  address, along with an investment
  check                                   o If you don't have an investment
                                            slip, simply include a letter with
                                            your name, account number, the full
                                            name of the fund and the share class
                                            and your investment instructions
----------------------------------------------------------------------------------
By wire
                                          o Call (800) 621-1048 for instructions
o Call (800) 621-1048 for instructions
----------------------------------------------------------------------------------
By phone
--                                        o Call (800) 621-1048 for instructions
----------------------------------------------------------------------------------
With an automatic investment plan
--
                                          o To set up regular investments, call
                                            (800) 621-1048
----------------------------------------------------------------------------------
On the Internet

o Follow the instructions at              o Follow the instructions at
  www.kemper.com                            www.kemper.com
----------------------------------------------------------------------------------




--------------------------------------------------------------------------------
Regular mail:

Kemper Funds, PO Box 219153, Kansas City, MO 64121-9153

Express, registered or certified mail:
Kemper Service Company, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 818-7526 (for exchanging and selling only)

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

----------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
----------------------------------------------------------------------------------
$1,000 or more to open a new account      Some transactions, including most for
$100 or more for exchanges between        over $50,000, can only be ordered in
existing accounts                         writing with a signature guarantee; if
                                          you're in doubt, see page 69
----------------------------------------------------------------------------------
Through a financial representative
                                          o Contact your representative by the
o Contact your representative by the        method that's most convenient for you
  method that's most convenient for you
----------------------------------------------------------------------------------
By phone or wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
----------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)

Write a letter that includes:             Write a letter that includes:

o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your account o a daytime telephone number

o a daytime telephone number
----------------------------------------------------------------------------------
With a systematic exchange plan           With a systematic withdrawal plan

o To set up regular exchanges from a      o To set up regular cash payments from
  fund account, call (800) 621-1048         a fund account, call (800) 621-1048
----------------------------------------------------------------------------------
On the internet

o Follow the instructions at              o Follow the instructions at
  www.kemper.com                            www.kemper.com
----------------------------------------------------------------------------------

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder.

If you are investing through an investment provider, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

Policies about transactions

The funds are open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 3 p.m. Central time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by Kemper Service Company, and they have determined that it is a "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Kemper Service Company before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

KemperACCESS, the Kemper Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use Kemper ACCESS to get information on Kemper funds generally and on accounts held directly at Kemper. You can also use it to make exchanges and sell shares.

EXPRESS-Transfer lets you set up a link between a Kemper or Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed, and there is a $100 minimum. To set up EXPRESS-Transfer on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Share certificates are available on written request. However, we don't recommend them unless you want them for a specific purpose, because they can only be sold by mailing them in, and if they're ever lost they're difficult and expensive to replace.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The funds can only send or accept wires of $1,000 or more.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

When you want to sell more than $50,000 worth of shares, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

--------------------------------------------------------------------------------

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Kemper Web site can be a valuable resource for shareholders with Internet access. Go to www.kemper.com to get up-to-date information, review balances or even place orders for exchanges.

--------------------------------------------------------------------------------

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lowest charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one Kemper fund into another do not affect CDSCs: for each investment you make, the date you first bought Kemper shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:


o    the death or disability of an account owner (including a joint owner)

o    withdrawals made through a systematic withdrawal plan.

o    withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Kemper Distributors that the dealer waives the applicable commission

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial representative or Kemper can answer your questions and help you determine if you are eligible.

--------------------------------------------------------------------------------

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

--------------------------------------------------------------------------------

If you sell shares in a Kemper fund and then decide to invest with Kemper again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Scudder or Kemper fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder or Kemper. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Kemper or your financial representative.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

How the funds calculate share price

For each fund in this prospectus, the price at which you buy shares is as follows:

Class A shares -- net asset value per share, or NAV, adjusted to allow for any applicable sales charges (see "Choosing a Share Class")

Class B and Class C shares-- net asset value per share, or NAV

To calculate NAV, each share class of each fund uses the following equation:

        TOTAL ASSETS - TOTAL LIABILITIES
       ----------------------------------     = NAV
       TOTAL NUMBER OF SHARES OUTSTANDING

For each fund and share class in this prospectus, the price at which you sell shares is also the NAV, although for Class B and Class C investors a contingent deferred sales charge may be taken out of the proceeds (see "Choosing a Share Class").

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by a fund's Board. In such a case, the fund's value for a security is likely to be different from quoted market prices.

Because each fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days when the fund doesn't price its shares.

Other rights we reserve

For each fund in this prospectus, you should be aware that we may do any of the following:

o withhold 31% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o charge you $9 each calendar quarter if your account balance is below $1,000 for the entire quarter; this policy doesn't apply to most retirement accounts, if you have an automatic investment plan or in any case where a fall in share price created the low balance

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; with respect to Kemper Asian Growth Fund, Kemper Global Blue Chip Fund, Global Discovery Fund, Kemper Global Income Fund, Kemper International Fund and Kemper New Europe Fund, the funds generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1%, whichever is less, of a fund's net assets; the other funds may make similar arrangements

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time) Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

The funds, except Kemper Global Income Fund, intend to pay dividends and distributions to their shareholders in November or December, and if necessary may do so at other times as well. Kemper Global Income Fund intends to pay dividends and distributions monthly.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

--------------------------------------------------------------------------------

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

--------------------------------------------------------------------------------

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:

Generally taxed at ordinary income rates
---------------------------------------------------------------------
o  short-term capital gains from selling fund shares
---------------------------------------------------------------------
o  income dividends you receive from a fund
---------------------------------------------------------------------
o  short-term capital gains distributions received from a fund

Generally taxed at capital gains rates
---------------------------------------------------------------------
o  long-term capital gains from selling fund shares
---------------------------------------------------------------------
o  long-term capital gains distributions received from a fund
---------------------------------------------------------------------

You may be able to claim a tax credit or deduction for your share of any foreign taxes your fund pays.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. For each fund, they also have detailed performance figures, a list of everything the fund owns and the fund's financial statements. Shareholders get these reports automatically. For more copies, call (800) 621-1048.

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Kemper or the SEC (see below). Materials you get from Kemper are free; those from the SEC involve a copying fee. If you like, you can look over these materials in person at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

SEC
450 Fifth Street, N.W.
Washington, DC 20549-0102
www.sec.gov
Tel (202) 942-8090

Kemper Funds
222 South Riverside Plaza
Chicago, IL 60606-5808
www.kemper.com
Tel (800) 621-1048



SEC File Numbers

Kemper Asian Growth Fund            811-7731

Kemper Global Blue Chip Fund        811-08395

Global Discovery Fund               811-4670

Kemper Global Income Fund           811-5829

Kemper International Fund           811-3136

Kemper International Research Fund  811-08395

Kemper New Europe Fund              811-5969





Principal Underwriter
Kemper Distributors, Inc.
222 South Riverside Plaza Chicago, IL 60606-5808 www.kemper.com E-mail info@kemper.com
Tel (800) 621-1048

[LOGO] KEMPER FUNDS
Long-term investing in a short-term world(SM)

            Kemper Aggressive Growth Fund                           Kemper Asian Growth Fund
                Kemper Blue Chip Fund                              Kemper Classic Growth Fund
                Kemper Contrarian Fund                                 Kemper Growth Fund
             Kemper Global Blue Chip Fund                           Kemper Global Income Fund
             Kemper Global Discovery Fund                           Kemper High Yield Fund II
                Kemper High Yield Fund                            Kemper Horizon 20+ Portfolio
          Kemper High Yield Opportunity Fund                       Kemper Horizon 5 Portfolio
             Kemper Horizon 10+ Portfolio                           Kemper International Fund
     Kemper Income and Capital Preservation Fund                  Kemper New Europe Fund, Inc.
          Kemper International Research Fund                 Kemper Small Capitalization Equity Fund
        Kemper Short-Term U.S. Government Fund                    Kemper Strategic Income Fund
             Kemper Small Cap Value Fund                             Kemper Technology Fund
               Kemper Target 2011 Fund                       Kemper U.S. Government Securities Fund
               Kemper Total Return Fund                                 Kemper Value Fund
              Kemper U.S. Mortgage Fund                        Kemper U.S. Growth and Income Fund
              Kemper Value + Growth Fund                      Kemper-Dreman High Return Equity Fund
        Kemper-Dreman Financial Services Fund                    Scudder Growth and Income Fund
              Scudder Focus Growth Fund                         Scudder High Yield Tax Free Fund
               Scudder Health Care Fund                         Scudder Large Company Growth Fund
              Scudder International Fund                    Scudder Pathway Series: Growth Portfolio
    Scudder Pathway Series: Conservative Portfolio                    Scudder Research Fund
      Scudder Pathway Series: Moderate Portfolio                     Scudder Technology Fund
           Scudder 21st Century Growth Fund
                                             --------------------

The following text supplements the section entitled "Purchase of Shares" in each of the currently effective Statements of Additional Information for each of the above-noted funds:

From January 1, 2001 to April 30, 2001 ("Special Offering Period"), Kemper Distributors, Inc. ("KDI"), the principal underwriter for the Class A Shares, intends to reallow to certain firms the full applicable sales charge with respect to Class A shares purchased for self-directed Individual Retirement Accounts ("IRA accounts") during the Special Offering Period (not including Class A shares acquired at net asset value). IRA accounts include Traditional, Roth and Education IRAs, Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE") IRA accounts and Simplified Employee Pension Plan ("SEP") IRA accounts. Firms entitled to the full reallowance during the Special Offering Period are those firms which allow KDI to participate in a special promotion of self-directed IRA accounts, with other fund complexes, sponsored by the firms during the Special Offering Period.



January 1, 2001

                    Kemper Asian Growth Fund ( "Asian Fund")


                    Kemper Global/International Series, Inc.
             Kemper Global Blue Chip Fund ("Global Blue Chip Fund")
       Kemper International Research Fund ("International Research Fund")

                         Global/International Fund, Inc.
             Kemper Global Discovery Fund ("Global Discovery Fund")

                Kemper Global Income Fund ("Global Income Fund")

                Kemper International Fund ("International Fund")

                Kemper New Europe Fund, Inc. ("New Europe Fund")






         Class A, Class B, Class C and Class I (for Asian, Global Income
                            and International Funds)



                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 2001

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for the Funds, dated March 1, 2001, as amended from time to time, a copy of which may be obtained without charge by contacting Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained.

The Annual Report to Shareholders of each Fund for the fiscal year ended December 31, 2000 (for Global Income Fund), November 30, 2000 (for Asian Fund) and October 31, 2000 (for Global Blue Chip Fund, International Research Fund, Global Discovery Fund, International Fund and New Europe Fund) accompanies this Statement of Additional Information. They are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.




This Statement of Additional Information is incorporated by reference into the combined prospectus.

                                TABLE OF CONTENTS


                                                                                                          Page
                                                                                                          ----

POLICIES AND TECHNIQUES......................................................................................1

ADDITIONAL INFORMATION ABOUT INVESTMENT TECHNIQUES..........................................................10

INVESTMENT RESTRICTIONS.....................................................................................41

BROKERAGE COMMISSIONS.......................................................................................45

NET ASSET VALUE.............................................................................................47

   Purchase of Shares.......................................................................................49

   Redemptions and Exchanges................................................................................56

   Special Features.........................................................................................63

   Additional Transaction Information.......................................................................66

DIVIDENDS...................................................................................................68

PERFORMANCE INFORMATION.....................................................................................68

   Average Annual Total Return..............................................................................69

   Total Return.............................................................................................78

   Yield....................................................................................................79

   Comparison of Fund Performance...........................................................................80

FUND ORGANIZATION...........................................................................................81

   Master/feeder structure..................................................................................83

ADVISOR.....................................................................................................83

   Code of Ethics...........................................................................................88

   Trustees/Directors and Officers..........................................................................93

   Officers And Directors...................................................................................99

   Compensation of Officers and Directors..................................................................102

TAXES......................................................................................................113

FINANCIAL STATEMENTS.......................................................................................119

APPENDIX-- RATINGS OF INVESTMENTS..........................................................................120


                             POLICIES AND TECHNIQUES


Except as otherwise indicated, each Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in investment objective, shareholders should consider whether a Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that a Fund's objective will be met.


Kemper Asian Growth Fund. The objective of the Asian Fund is long-term capital growth. The Fund seeks to achieve its objective by investing in a diversified portfolio consisting primarily of equity securities of Asian companies ("Asian Equity Securities"). Asian Equity Securities include common stocks, preferred stocks, securities convertible into or exchangeable for common or preferred stocks, equity investments in partnerships, joint ventures and other forms of non-corporate investment and warrants, options and rights exercisable for equity securities that are issued by Asian companies as defined below.


The Fund considers an issuer of securities to be an Asian company if: (i) it is organized under the laws of an Asian country and has a principal office in an Asian country; (ii) it derives 50% or more of its total revenues from business in Asia; or (iii) its equity securities are traded principally on a stock exchange in Asia. Under normal circumstances, the Fund will invest at least 85% of its total assets in common stocks and other Asian Equity Securities and will invest at least 65% of its total assets in Asian Equity Securities of issuers meeting at least one of the first two criteria described in the preceding sentence. For purposes of the foregoing policies, the Fund also considers Asian Equity Securities to include: (i) shares of closed-end management investment companies, the assets of which are invested primarily in Asian Equity Securities and (ii) depository receipts (such as American Depository Receipts) where the underlying or deposited securities are Asian Equity Securities.

Currently, the Fund invests principally in developing or "emerging" countries (see "Special Risk Factors -- Emerging Markets" below). Some examples of emerging countries in which the Fund may invest without limit include China, Indonesia, Korea, Malaysia, Philippines, Thailand and Taiwan. The Fund may, in the discretion of Zurich Scudder Investments, Inc. (the "Advisor"), invest without limit in developed Asian countries such as Hong Kong, Japan and Singapore; however, the Fund will only invest in Japan when economic conditions warrant and then only in limited amounts.

In pursuing its objective, the Fund invests primarily in Asian Equity Securities believed to have potential for capital growth. However, there is no requirement that the Fund invest exclusively in Asian Equity Securities. Subject to limits described above, the Fund may invest in any other type of security including, but not limited to, equity securities of non-Asian companies, bonds, notes and other debt securities of domestic or foreign companies (including Asian-currency instruments and securities) and obligations of domestic or foreign governments and their political subdivisions.

The Fund makes investments in various Asian countries. Under normal circumstances, business activities in not less than four different Asian countries will be represented in the Fund's portfolio. The Fund may, from time to time, have 40% or more of its assets invested in any major Asian industrial or developed country which, in the view of the Fund's Advisor, poses no unique investment risk. Investments may include securities issued by enterprises that have undergone or are currently undergoing privatization.

In determining the appropriate distribution of investments among various Asian countries and geographic regions, the Fund's Advisor ordinarily considers such factors as prospects for relative economic growth among Asian countries; expected levels of inflation; relative price levels of the various capital markets; government policies influencing business conditions; the outlook for currency relationships and the range of individual investment opportunities available to investors in Asian companies.

Because the Asian Fund concentrates its investments in Asian companies, the performance of the Asian Fund is closely tied to economic and political conditions within Asia. The current economies and political structures of many of the countries the Asian Fund may invest in do not compare favorably with the United States or other mature economies in terms of wealth and stability. As a result, such investments will be subject to more risk and erratic and abrupt price movements; particularly in the emerging Asian countries. Concentration of the Asian Fund's investments in Asian companies presents greater risk than investment in a more diversified portfolio of foreign securities.


When the Advisor deems it appropriate to invest for temporary defensive purposes, such as during periods of adverse market conditions, up to 100% of the Fund's assets may be invested in cash (including foreign currency) or cash equivalent short-term obligations, either rated as high quality or considered to be of comparable quality in the opinion of the Advisor, including, but not limited to, certificates of deposit, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and repurchase agreements secured thereby. In particular, for temporary defensive purposes the Fund's assets may be invested without limitation in U.S. Dollar-denominated obligations to reduce the risks inherent in non-U.S. Dollar-denominated assets.


Generally, the Fund will not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held.

The Fund may also engage in Strategic Transactions and make short sales against-the-box. The Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets valued at the time of the transaction would be invested in such securities.


Kemper Global Blue Chip Fund. The Fund seeks long-term capital growth through a diversified worldwide portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks. The Fund invests in equity securities of companies which are incorporated in the U.S. and in foreign countries. The Fund will invest primarily in developed markets, with a maximum of 15% of the Fund's total assets invested in emerging markets. It also may invest in the debt securities of U.S. and foreign issuers. Income is an incidental consideration.

In pursuing its objective, the Fund will emphasize investments in common stocks of large, well known companies. Companies of this general type are often referred to as "Blue Chip" companies. While specific investment and financial criteria may vary from market to market, Blue Chip companies around the world are generally identified by the Advisor as having substantial capitalization, established financial history, ready access to credit, good industry position and superior management structure. While these companies may be among the largest in their local markets, they may be small by the standards of U.S. stock market capitalization. Global Blue Chip companies are believed to generally exhibit less investment risk and less price volatility, on average, than companies lacking these characteristics, such as smaller, less-seasoned companies. In addition, the large market of publicly held shares for such companies and the generally higher trading volume in those shares generally result in a relatively high degree of liquidity for such investments.

The Fund invests in companies that the Advisor believes will benefit from global economic trends, promising technologies or products and specific country opportunities resulting from changing geopolitical, currency or economic relationships. The Fund's global framework allows it to take advantage of investment opportunities created by the growing integration of economies around the world. The Fund offers investors access to opportunities wherever they arise, without being constrained by location of a company's headquarters or the trading market for its shares. It is expected that investments will be spread broadly around the world with an emphasis on developed economies and capital markets. The Fund will usually be invested in securities of issuers located in at least three countries, one of which may be the U.S. The Fund may be invested 100% in non-U.S. issues, and for temporary defensive purposes may be invested

100% in U.S. issues, although under normal circumstances it is expected that both foreign and U.S. investments will be represented in the Fund's portfolio. It is expected that investments will include securities of companies of varying sizes, as measured by assets, sales, income or market capitalization.

The Fund generally invests in equity securities of established companies listed on U.S. or foreign securities exchanges, but also may invest in securities traded over-the-counter. It also may invest in debt securities convertible into common stock, and convertible and non-convertible preferred stock, and fixed-income securities of governments, governmental agencies, supranational agencies and companies when the Advisor believes the potential for appreciation will equal or exceed that available from investments in equity securities. These debt and fixed-income securities will be predominantly investment-grade securities, that is, those rated Aaa, Aa, A or Baa by Moody's Investor Services, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Ratings Services ("S&P"), a division of The McGraw-Hill Companies, Inc., or those of equivalent quality as determined by the Advisor. The Fund may not invest more than 5% of its net assets in debt securities rated Ba or below by Moody's, or BB or below by S&P or deemed by the Advisor to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund may invest in closed-end investment companies holding foreign securities, as well as shares of closed-end investment companies that invest primarily in emerging market debt securities. In addition, the Fund may engage in strategic transactions, which may include derivatives. The Fund may also invest in zero coupon securities and REITs.

Fixed-income securities may be held without limit for temporary defensive purposes when the Advisor believes market conditions so warrant and for temporary investment. It is impossible to accurately predict how long such alternative strategies may be utilized. Similarly, the Fund may invest in cash equivalents (including domestic and foreign money market instruments, such as bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements) for temporary defensive purposes and for liquidity.


Global Discovery Fund. Global Discovery Fund seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world. The Fund is designed for investors looking for above-average appreciation potential (when compared with the overall domestic stock market as reflected by Standard & Poor's 500 Corporation Composite Price Index) and the benefits of investing globally, but who are willing to accept above-average stock market risk, the impact of currency fluctuation and little or no current income.

In pursuit of its objective, the Fund generally invests in small, rapidly growing companies which offer the potential for above-average returns relative to larger companies, yet are frequently overlooked and thus undervalued by the market. The Fund has the flexibility to invest in any region of the world. It can invest in companies based in emerging markets, typically in the Far East, Latin America and Eastern Europe, as well as in firms operating in developed economies, such as those of the United States, Japan and Western Europe.


The Advisor invests the Fund's assets in companies it believes offer above-average earnings, cash flow or asset growth potential. It also invests in companies which may receive greater market recognition over time. The Advisor believes that these factors offer significant opportunity for long-term capital appreciation. The Advisor evaluates investments for the Fund from both a macroeconomic and microeconomic perspective, using fundamental analysis, including field research. The Advisor analyzes the growth potential and relative value of possible investments. When evaluating an individual company, the Advisor takes into consideration numerous factors, including the depth and
quality  of  management;   a  company's  product  line,  business  strategy  and
competitive position; research and development efforts; financial strength, including degree of leverage; cost structure; revenue and earnings growth potential; price-earnings ratios and other stock valuation measures.

Secondarily, the Advisor weighs the attractiveness of the country and region in which a company is located.

While the Fund's Advisor believes that smaller, lesser-known companies can offer greater growth potential than larger, more established firms, the former also involve greater risk and price volatility. To help reduce risk, the Fund expects, under usual market conditions, to diversify its portfolio widely by company, industry and country. Under normal circumstances, the Fund invests at least 65% of its total assets in the equity securities of small companies. The Fund intends to allocate investments among at least three countries at all times, one of which may be the United States.

The Fund invests primarily in companies whose individual equity market capitalization would place them in the same size range as companies in approximately the lowest 20% of world market capitalization as represented by the Salomon Brothers Broad Market Index, an index comprised of equity securities of more than 6,500 small-, medium- and large-sized companies based in 22 markets around the globe. As of December 31, 2000, companies in which the Fund typically invests have a market capitalization of between $500 million and $5 billion.


The equity securities in which the Fund may invest consist of common stocks, preferred stocks (either convertible or nonconvertible), rights and warrants. These securities may be listed on the U.S. or foreign securities exchanges or traded over-the-counter.


For capital appreciation purposes, the Fund may purchase notes, bonds, debentures, government securities and zero coupon bonds (any of which may be convertible or nonconvertible). The Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. The Fund may also invest up to 5% of its net assets in debt securities which are rated below investment-grade, that is, rated below Baa by Moody's or below BBB by S&P and in unrated securities of equivalent quality.

The Fund may invest in foreign securities and American Depositary Receipts which may be sponsored or unsponsored. The Fund may also invest in closed-end investment companies holding foreign securities, illiquid securities, REITs and mortgage-backed securities, purchase securities on a "when-issued" or "forward delivery" basis, enter into repurchase agreements and engage in strategic transactions. It is the Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets.


For temporary defensive purposes, the Fund may, during periods in which conditions in securities markets warrant, invest without limit in cash and cash equivalents. It is impossible to predict how long such alternative strategies will be utilized.


Kemper Global Income Fund. The objective of the Global Income Fund is to provide high current income consistent with prudent total return asset management. In seeking to achieve its objective, the Fund will invest at least 65% of total assets in investment-grade foreign and domestic fixed income securities. In managing the Fund's portfolio to provide a high level of current income, the Advisor will also be seeking to protect net asset value and to provide investors with a total return, which is measured by changes in net asset value as well as income earned. In so managing the Fund's portfolio in an effort to reduce volatility and increase returns, the Advisor may, as is discussed more fully below, adjust the Fund's portfolio across various global markets, maturity ranges, quality ratings and issuers based upon its view of interest rates and other market conditions prevailing throughout the world.

As a global fund, the Fund may invest in securities issued by any issuer and in any currency and may hold foreign currency. Under normal market conditions, as a non-fundamental policy, at least 65% of the Fund's assets will be invested in the securities of issuers located in at least three countries, one of which may be the United States. Securities of issuers within a given country may be denominated in the currency of another country, or in multinational currency units such as the European Currency Unit ("ECU"). Since the Fund invests in foreign securities, the net asset value of the Fund will be affected by fluctuations in currency exchange rates.


The Fund may seek to capitalize on investment opportunities presented throughout the world and in international financial markets influenced by the increasing interdependence of economic cycles and currency exchange rates. Currently, more than 50% of the value of the world's debt securities is represented by securities denominated in currencies other than the U.S. Dollar. Over the past ten years, debt securities offered by certain foreign governments provided higher investment returns than U.S. Government debt securities. Such returns reflect interest rates prevailing in those countries and the effect of gains and losses in the denominated currencies, which have had a substantial impact on investment in foreign fixed income securities. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time. The Advisor believes that investment in a global portfolio can provide investors with more opportunities for attractive returns than investment in a portfolio comprised exclusively of U.S. debt securities. Also, the flexibility to invest in fixed income markets around the world can reduce risk since, as noted above, different world markets have often performed, at a given time, in radically different ways.


The Fund will allocate its assets among securities of various issuers, geographic regions, and currency denominations in a manner that is consistent with its objective based upon relative interest rates among currencies, the outlook for changes in these interest rates, and anticipated changes in worldwide exchange rates. In considering these factors, a country's economic and political state, including such factors as inflation rate, growth prospects, global trade patterns and government policies, will be evaluated.

It is currently anticipated that the Fund's assets will be invested principally within Australia, Canada, Japan, New Zealand, the United States and Western Europe, and in securities denominated in the currencies of these countries or denominated in multinational currency units such as the ECU. The Fund may also acquire securities and currency in less developed countries and in developing countries. While no specific limits apply, it is currently anticipated that less than 25% of the total assets of the Fund will be invested in securities of issuers located in emerging markets.

The Fund may invest in debt securities of supranational entities denominated in any currency. A supranational entity is an entity designated or supported by the national governments of two or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Investment Bank and the Asian Development Bank. The Fund may, in addition, invest in debt securities denominated in the ECU of an issuer in any country (including supranational issuers). The Fund is further authorized to invest in "semi-governmental securities," which are debt securities issued by entities owned by either a national, state or equivalent government or are obligations of such a government jurisdiction that are not backed by its full faith and credit and general taxing powers.

The Fund is authorized to invest in the securities of any foreign or domestic issuer. Investments by the Fund in fixed income securities may include obligations issued or guaranteed by United States or foreign governments (including foreign states, provinces and municipalities) or their agencies and instrumentalities; obligations issued or guaranteed by supranational entities; debt obligations of foreign and domestic corporations, banks and other business organizations; and other foreign and domestic debt securities such as convertible securities and preferred stocks, cash and cash equivalents and repurchase agreements. Under normal market conditions, the Fund, as a non-fundamental policy, will invest at least 65%, and may invest up to 100%, of its total assets in fixed income securities. Some of the Fund's fixed income securities may be convertible into common stock or be traded together with warrants for the purchase of common stock, and the Fund may convert such securities into equities and hold them as equity upon conversion. Investments may include securities issued by enterprises that have undergone or are currently undergoing privatization.


The securities in which the Fund invests are "investment grade" or below investment grade. The Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Bonds rated Baa or BBB may have speculative elements as well as investment-grade characteristics. The Fund may also invest up to 35% of its net assets in debt securities which are rated below investment-grade, that is, rated below Baa by Moody's or below BBB by S&P (commonly referred to as "junk bonds") and in unrated securities of equivalent quality.


The Fund may take full advantage of the entire range of maturities of fixed income securities and may adjust the average maturity of its portfolio from time to time, depending upon its assessment of relative yields on securities of different maturities and its expectations of future changes in interest rates. Thus, the average maturity of the Fund's portfolio may be relatively short (under five years, for example) at some times and relatively long (over 10 years, for example) at other times. Generally, since shorter term debt securities tend to be more stable than longer term debt securities, the portfolio's average maturity will be shorter when interest rates are expected to rise and longer when interest rates are expected to fall. Since in most foreign markets debt securities generally are issued with maturities of ten years or less, it is currently anticipated that the average maturity of the Fund's portfolio will normally be in the intermediate range (four to six years).

The characteristics of the securities in the Fund's portfolio, such as the maturity and the type of issuer, will affect yields and yield differentials, which vary over time. The actual yield realized by the investor is subject, among other things, to the Fund's expenses and the investor's transaction costs.


When the Advisor deems it appropriate to invest for temporary defensive purposes, such as during periods of adverse market conditions, or when relative yields in other securities are not deemed attractive, part or all of the Fund's assets may be invested in cash (including foreign currency) or cash equivalent short-term obligations, either rated as high quality or considered to be of comparable quality in the opinion of the Advisor, including, but not limited to, certificates of deposit, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and repurchase agreements secured thereby. In particular, for defensive purposes a larger portion of the Fund's assets may be invested in U.S. Dollar-denominated obligations to reduce the risks inherent in non-U.S. Dollar-denominated assets.


The Fund will not normally engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and the Fund's investment objective. Accordingly, the Fund may sell portfolio securities in anticipation of a rise in interest rates and purchase securities for inclusion in its portfolio in anticipation of a decline in interest rates.

The Fund may also engage in strategic transactions and make short sales against-the-box. The Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets valued at the time of the transaction would be invested in such securities.


Kemper International Fund. The International Fund seeks total return through a combination of capital growth and income, principally through an internationally diversified portfolio of equity securities. Investments may be made for capital growth or for income or any combination thereof for the purpose of achieving a high overall return. There is no limitation on the percentage or amount of the Fund's assets that may be invested in growth or income, and therefore at any particular time the investment emphasis may be placed solely or primarily on growth of capital or on income. While the Fund invests principally in equity securities of non-U.S. issuers, it may also invest in convertible and debt securities and foreign currencies. The Fund invests primarily in non-U.S. issuers, and under normal circumstances at least 80% of the Fund's total assets will be invested in non-U.S. issuers. In determining whether the Fund will be invested for capital growth or income, the Advisor analyzes the international equity and fixed income markets and seeks to assess the degree of risk and level of return that can be expected from each market. See "Special Risk Factors."

In pursuing  its  objective,  the Fund  invests at least 65% of total  assets in common stocks of established non-U.S. companies believed to have potential for capital growth, income or both. However, there is no requirement that the Fund invest exclusively in common stocks or other equity securities. The Fund may invest in any other type of security including, but not limited to, convertible securities (including warrants), preferred stocks, bonds, notes and other debt securities of companies (including Euro-currency instruments and securities) or obligations of domestic or foreign governments and their political subdivisions. When the Advisor believes that the total return potential in debt securities equals or exceeds the potential return on equity securities, the Fund may substantially increase its holdings in such debt securities. The Fund may establish and maintain reserves for defensive purposes or to enable it to take advantage of buying opportunities. The Fund's reserves may be invested in domestic as well as foreign short-term money market instruments including, but not limited to, government obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements.

The Fund makes investments in various countries. Under normal circumstances, business activities in not less than three different foreign countries will be represented in the Fund's portfolio. The Fund may, from time to time, have more than 25% of its assets invested in any major industrial or developed country which in the view of the Advisor poses no unique investment risk. The Fund may purchase securities of companies, wherever organized, that have their principal activities and interests outside the United States. While no specific limits apply, it is currently anticipated that less than 25% of the total assets of the Fund will be invested in securities of issuers located in emerging markets. Investments may include securities issued by enterprises that have undergone or are currently undergoing privatization. Under exceptional economic or market conditions abroad, the Fund may, for defensive purposes, invest all or a major portion of its assets in U.S. Government obligations or securities of companies incorporated in and having their principal activities in the United States. The Fund may also invest its reserves in domestic short-term money-market instruments as described above.

In determining the appropriate distribution of investments among various countries and geographic regions, the Advisor ordinarily considers such factors as prospects for relative economic growth among foreign countries; expected levels of inflation; relative price levels of the various capital markets; government policies influencing business conditions; the outlook for currency relationships and the range of individual investment opportunities available to the international investor.


Generally, the Fund will not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held.


The Fund may also engage in strategic transactions and make short sales against the box. The Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets valued at the time of the transaction would be invested in such securities.

Kemper International Research Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of securities issued by large foreign companies. The Fund will invest in those foreign securities that the Advisor believes are its top research recommendations. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks of large foreign companies (stocks that are listed on foreign exchanges and are issued by foreign-based companies that have a market capitalization of $1 billion or more).

The Fund will invest in securities based on the top research recommendations of the Advisor's research analysts and other investment specialists. These recommendations will represent securities across various sectors and investment disciplines (such as growth stocks and value stocks). The Fund expects that its regional investment allocations will remain roughly similar to that of the Morgan Stanley Capital International Europe, Austral-Asia, Far East plus Emerging Markets Free Index (MSCI EAFE + EMF Index). As of March 1, 2001, most of the issuers included in this index are located in developed markets. In choosing securities to be purchased by the Fund, the Advisor will focus on bottom-up research, looking for individual companies that have sound financial strength, good business prospects and strong competitive positioning and above-average earnings growth, among other factors. The Advisor will also look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes. The Fund would be managed to seek long-term capital appreciation primarily through appreciation of its common stock holdings and, to a lesser extent, through dividend and interest income.

The Fund may invest up to 35% of total assets in investment-grade debt securities that can be converted into common stocks, also known as convertibles, and in debt securities, preferred stocks, bonds, notes and other debt securities of companies. The Fund may also use other investments and investment techniques that may impact fund performance, including, but not limited to, options, futures contracts and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).


In addition, the Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a when-issued or forward delivery basis, may invest in warrants, indexed securities, synthetic investments and illiquid securities, make short sales and engage in strategic transactions. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets.

From time to time, the Fund may invest a portion of its assets in high-grade debt securities, cash and cash equivalents for temporary defensive purposes. Defensive investments may serve to lessen volatility in an adverse stock market, although they also generate lower returns than stocks in most markets. Because this defensive policy differs from the Fund's investment objective, the Fund may not achieve its goals during a defensive period.

Kemper New Europe Fund, Inc. The investment objective of the New Europe Fund is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of European companies.

The Fund will invest in both the industrialized nations of Western Europe and the less wealthy or developed countries in Southern and Eastern Europe. The Fund will invest in established markets and companies with large capitalizations as well as newer markets and smaller companies, and the portion of the Fund's assets invested in each will vary from time to time. The Fund seeks to benefit from accelerating economic growth transformation and deregulation taking hold in Europe. These developments involve, among other things, increased privatizations and corporate restructurings, the reopening of equity markets and economies in Eastern Europe, further broadening of the European Union, and the implementation of economic policies to promote non-inflationary growth. The Fund invests in companies it believes are well placed to benefit from these and other structural and cyclical changes now underway in this region.

The Fund will invest, under normal market conditions, at least 65% of its total assets in the equity securities of European companies. The Fund defines a European company as: (i) a company organized under the laws of a European country and that has a principal office in a European country; or (ii) a company, wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in its most recent fiscal year represents (directly or indirectly through subsidiaries) assets or activities located in Europe; or (iii) a company whose equity securities are traded principally in European securities markets. The Fund's definition of European companies may include companies that have characteristics and business relationships common to companies in other regions. As a result, the value of the securities of such companies may reflect economic and market forces applicable to other regions, as well as to Europe. The Fund believes, however, that investment in such companies will be appropriate in light of the Fund's investment objective, because the Advisor will select among such companies only those which, in its view, have sufficiently strong exposure to economic and market forces in Europe such that their value will tend to reflect European developments to a greater extent than developments in other regions. For example, the Advisor may invest in companies organized and located in the U.S. or other countries outside of Europe, including companies having their entire production facilities outside of Europe, when such companies meet one or more elements of the Fund's definition of European companies so long as the Advisor believes at the time of investment that the value of the company's securities will reflect principally conditions in Europe.

The Fund expects the majority of its equity assets to be invested in the more established and liquid markets of Western and Southern Europe. These more established Western and Southern European countries include: Austria, Belgium, Denmark, Finland, France, Germany, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Spain, Sweden, Switzerland, and the United Kingdom. To enhance return potential, however, the Fund may pursue investment opportunities in the less wealthy nations of Southern Europe, currently Greece, Portugal and Turkey, and the former communist countries of Eastern Europe, including countries once part of the Soviet Union. The Fund may invest in other countries of Europe when their markets become sufficiently developed, in the opinion of the Advisor.

The Fund intends to allocate its investments among at least three countries at all times. The Fund's equity investments may consist of common stock, preferred stock (convertible or non-convertible), depositary receipts (sponsored or unsponsored) and warrants. These may be illiquid securities. Equity securities may also be purchased through rights. Securities may be listed on securities exchanges, traded over-the-counter ("OTC") or have no organized market. The Fund may invest up to 15% of its total net assets in illiquid securities.

The Fund may invest, under normal market conditions, up to 20% of its total assets in European debt securities. Capital appreciation in debt securities may arise from a favorable change in relative interest rate levels or in the creditworthiness of issuers. Within this 20% limit, the Fund may invest in debt securities which are unrated, rated, or the equivalent of those rated below investment grade (commonly referred to as "junk bonds"); that is, rated below Baa by Moody's or below BBB by S&P. Such securities may be in default with respect to payment of principal or interest.

The Fund may invest in when-issued securities, illiquid and restricted securities and convertible securities, may make short sales against-the-box, engage in Strategic Transactions and may enter into repurchase agreements and reverse repurchase agreements. The Fund may also invest in closed-end investment companies that invest primarily in Europe.

When, in the opinion of the Advisor, market conditions warrant, as a temporary defensive measure, the Fund may invest without limit in foreign or U.S. debt instruments as well as cash or cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements. In such a case, the Fund would not be pursuing, and may not achieve, its investment objective. The Fund may also invest up to 20% in these investments to maintain liquidity.


Foreign securities such as those purchased by the Fund may be subject to foreign government taxes which could reduce the yield on such securities, although a shareholder of the Fund may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund.

From time to time, the Fund may be a purchaser of restricted debt or equity securities (i.e., securities which may require registration under the Securities Act of 1933, as amended (the "1933 Act"), or an exemption therefrom, in order to be sold in the ordinary course of business) in a private placement. The Fund has undertaken not to purchase or acquire any such securities if, solely as a result of such purchase or acquisition, more than 15% of the value of the Fund's net assets would be invested in illiquid securities.


To a lesser extent, the Fund may also invest in "Specialized Investments" which consist of equity securities of: (i) privately-held European companies; (ii) European companies that have recently made initial public offerings of their shares; (iii) government-owned or -controlled companies that are being privatized; (iv) smaller publicly-held European companies, i.e., any European company having a market capitalization of less than $500 million (the Board of Directors of the Fund may, in the future, reevaluate and increase or decrease the maximum market capitalization for qualification as a smaller European company); (v) companies and joint ventures based in Europe; (vi) private placements and joint venture participations in European companies that may not be readily marketable; (vii) pooled investment funds that invest principally in securities in which the Fund may invest, which are considered investment companies for purposes of the 1940 Act restrictions described below; and (viii) European companies with private market values perceived by the Advisor to be substantially in excess of their publicly-traded values.



               ADDITIONAL INFORMATION ABOUT INVESTMENT TECHNIQUES


The following section includes disclosure about investment practices and techniques which may be utilized by one or more funds described in this Statement of Additional Information. The name of each fund authorized to utilize the technique precedes its discussion. Specific limitations and policies regarding the use of these techniques may be found in each fund's "Investment Objective and Policies" section, as well as in "Investment Restrictions" below. Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage or a financial instrument which a Fund may purchase are meant to describe the spectrum of investments that the Advisor, in its discretion, might, but is not required to, use in managing a Fund's portfolio assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on a Fund's performance.


Kemper Asian Growth Fund
Kemper Global Blue Chip Fund
Kemper Global Income Fund
Kemper Global Discovery Fund
Kemper International Fund
Kemper International Research Fund
Kemper New Europe Fund


Borrowing. The Fund will borrow only when the Advisor believes that borrowing will benefit the Fund after taking into account considerations such as the costs of borrowing. Borrowing by the

Fund will involve special risk considerations. Although the principal of the Fund's borrowings will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, proportionately increasing exposure to capital risk.


Kemper Asian Growth Fund
Kemper Global Blue Chip Fund
Kemper Global Discovery Fund
Kemper International Fund
Kemper International Research Fund
Kemper New Europe Fund

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.


Kemper Asian Growth Fund
Kemper Global Blue Chip Fund
Kemper Global Discovery Fund
Kemper Global Income Fund
Kemper International Fund
Kemper International Research Fund
Kemper New Europe Fund


Convertible Securities. The Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which the Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)).

Kemper Asian Growth Fund
Kemper Global Blue Chip Fund
Kemper Global Discovery Fund
Kemper Global Income Fund
Kemper International Fund
Kemper International Research Fund
Kemper New Europe Fund

Depositary Receipts. The Fund may invest in sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global
Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Fund's investment policies, the Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. However, by investing in U.S. dollar-denominated ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.


Kemper Asian Growth Fund
Kemper Global Blue Chip Fund
Kemper Global Discovery Fund

Kemper Global Income Fund
Kemper International Fund
Kemper International Research Fund
Kemper New Europe Fund

Emerging Markets. A Fund's investments in foreign securities may be in developed countries or in countries considered by the Advisor to have developing or "emerging" markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for the Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, the Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.


Most emerging securities markets have substantially less volume and are subject to less governmental supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the U.S.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

In the course of investment in emerging markets, the Fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While the Fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause the Fund to suffer a loss of value in respect of the securities in the Fund's portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission. Accordingly if the Fund believes that appropriate circumstances exist, it will promptly apply to the Securities and Exchange Commission for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the Securities and Exchange Commission action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund's Board.

Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Fund's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.


Income from securities held by the Fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.


Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Kemper Asian Growth Fund
Kemper Global Blue Chip Fund
Kemper Global Discovery Fund
Kemper Global Income Fund
Kemper International Fund
Kemper International Research Fund
Kemper New Europe Fund

Foreign Investment. While the Fund offers the potential for substantial appreciation over time, it also involves above-average investment risk in comparison to a mutual fund investing in a broad range of U.S. equity securities. The Fund is designed as a long-term investment and not for short-term trading purposes. The Fund should not be considered a complete investment program, although it could serve as a core international holding for an individual's portfolio. The Fund's net asset value, or price, can fluctuate significantly with changes in stock market levels, political developments, movements in currencies, global investment flows and other factors.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because the Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. dollar against these currencies is responsible for part of the Fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

 Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.


Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, the Fund will invest in foreign fixed income securities based on the Advisor's analysis without relying on published ratings. Since such investments will be based upon the Advisor's analysis rather than upon published ratings, achievement of the Fund's goals may depend more upon the abilities of the Advisor than would otherwise be the case.


The value of the foreign fixed income securities held by the Fund, and thus the net asset value of the Fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which the Fund's investments in fixed income securities are denominated with respect to the U.S. Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of the Fund's investments in foreign fixed income securities, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and the Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of the Fund. Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.


Foreign Securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect the Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on U.S. markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the U.S. It may be more difficult for the Fund's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of the Fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.


Kemper Asian Growth Fund
Kemper Global Blue Chip Fund
Kemper Global Discovery Fund
Kemper Global Income Fund
Kemper International Fund
Kemper International Research Fund
Kemper New Europe Fund


Investment-Grade Bonds. The Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that the Fund invests in higher-grade securities, the Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.



Kemper Asian Growth Fund
Kemper Global Blue Chip Fund
Kemper Global Discovery Fund
Kemper Global Income Fund
Kemper International Fund
Kemper New Europe Fund

High Yield/High Risk Bonds. The Fund may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.


The Fund may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.


Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.


Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Kemper Asian Growth Fund
Kemper Global Blue Chip Fund

Kemper Global Discovery Fund
Kemper Global Income Fund
Kemper International Fund
Kemper International Research Fund
Kemper New Europe Fund

Illiquid Securities and Restricted Securities. The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.


Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.


The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.


The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.


Kemper International Research Fund

Indexed Securities. The Fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

Kemper Asian Growth Fund
Kemper Global Blue Chip Fund
Kemper Global Discovery Fund
Kemper Global Income Fund
Kemper International Fund
Kemper International Research Fund
Kemper New Europe Fund


Interfund Borrowing and Lending Program. The Fund has received exemptive relief from the SEC which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Fund may engage in reverse repurchase agreements and dollar rolls for any purpose.




Kemper Asian Growth Fund
Kemper Global Blue Chip Fund

Kemper Global Discovery Fund
Kemper International Fund
Kemper International Research Fund
Kemper New Europe Fund

Investment Company Securities. The Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.


For example, the Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.


Examples of index-based investments include:


SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Kemper Asian Growth Fund
Kemper Global Blue Chip Fund
Kemper Global Discovery Fund
Kemper Global Income Fund
Kemper International Fund
Kemper International Research Fund
Kemper New Europe Fund

Investment of Uninvested Cash Balances. The Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, the Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which Zurich Scudder Investments acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940 (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the Investment Company Act. Investment by the Fund in shares of the Central Funds will be in accordance with the Fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance the Fund's ability to manage Uninvested Cash.

The Fund will invest Uninvested Cash in Central Funds only to the extent that the Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

Kemper Asian Growth Fund
Kemper Global Discovery Fund
Kemper Global Income Fund
Kemper International Fund
Kemper New Europe Fund


Lending of Portfolio Securities. The Fund may seek to increase its income by lending portfolio securities. Such loans may be made to registered broker/dealers or other financial institutions, and are required to be secured continuously by collateral in cash or liquid assets, maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. The Fund has the right to call a loan and obtain the securities loaned on five days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. During the existence of a loan, the Fund continues to receive the equivalent of any distributions paid by the issuer on the securities loaned and also receives compensation based on investment of the collateral. The risks in lending securities, as with other extensions of secured credit, consist of a possible delay in recovery and a loss of rights in the collateral should the borrower of the securities fail financially. Loans may be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.

Kemper Global Discovery Fund
Kemper Global Income Fund
Kemper International Fund
Kemper International Research Fund


Mortgage-Backed Securities and Mortgage Pass-Through Securities. Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose the Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of the Fund's shares.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government.

FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.


Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Kemper Asian Growth Fund
Kemper Global Blue Chip Fund
Kemper Global Discovery Fund
Kemper Global Income Fund
Kemper International Fund
Kemper International Research Fund
Kemper New Europe Fund


Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. The Fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which the Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Kemper Global Blue Chip Fund
Kemper Global Discovery Fund

Real Estate Investment Trusts ("REITs"). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the Investment Company Act of 1940, as amended. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Kemper Global Blue Chip Fund
Kemper Global Discovery Fund

Regional Investments -- Investing in Africa. Africa is a continent of roughly 50 countries with a total population of approximately 840 million people. Literacy rates (the percentage of people who are over 15 years of age and who can read and write) are relatively low, ranging from 20% to 60%. The primary industries include crude oil, natural gas, manganese ore, phosphate, bauxite, copper, iron, diamond, cotton, coffee, cocoa, timber, tobacco, sugar, tourism, and cattle.

Many African countries are fraught with political instability. However, there has been a trend in recent years toward democratization. Many countries are moving from a military style, Marxist, or single party government to a multi-party system. Still, there remain many countries that do not have a stable political process. Other countries have been enmeshed in civil wars and border clashes.

Economically, the Northern Rim countries (including Morocco, Egypt, and Algeria) and Nigeria, Zimbabwe and South Africa are the wealthier countries on the continent. The market capitalization of these countries has been growing recently as more international companies invest in Africa and as local companies start to list on the exchanges. However, religious and ethnic strife has been a significant source of instability.

On the other end of the economic spectrum are countries, such as Burkinafaso, Madagascar, and Malawi, that are considered to be among the poorest or least developed in the world. These countries are generally landlocked or have poor natural resources. The economies of many African countries are heavily dependent on international oil prices. Of all the African industries, oil has been the most lucrative, accounting for 40% to 60% of many countries' GDP. However, general decline in oil prices has had an adverse impact on many economies.


Kemper Asian Growth Fund
Kemper Global Blue Chip Fund
Kemper Global Discovery Fund
Kemper Global Income Fund
Kemper International Fund
Kemper International Research Fund
Kemper New Europe Fund


Regional Investments -- Investing in Europe. Most Eastern European nations, including Hungary, Poland, Czechoslovakia, and Romania, have had centrally planned, socialist economies since shortly after World War II. A number of their governments, including those of Hungary, the Czech Republic, and Poland, are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning, and move toward free market economies. At present, no Eastern European country has a developed stock market, but Poland, Hungary, and the Czech Republic have small securities markets in operation. Ethnic and civil conflict currently rage through the former Yugoslavia. The outcome is uncertain.

Both the European Community (the "EC") and Japan, among others, have made overtures to establish trading arrangements and assist in the economic development of the Eastern European nations. A great deal of interest also surrounds opportunities created by the reunification of East and West Germany. Following reunification, the Federal Republic of Germany has remained a firm and reliable member of the EC and numerous other international alliances and organizations. To reduce inflation caused by the unification of East and West Germany, Germany has adopted a tight monetary policy which has led to weakened exports and a reduced domestic demand for goods and services. However, in the long-term, reunification could prove to be an engine for domestic and international growth.

The conditions that have given rise to these developments are changeable, and there is no assurance that reforms will continue or that their goals will be achieved.

Portugal is a genuinely emerging market which has experienced rapid growth since the mid-1980s, except for a brief period of stagnation over 1990-91. Portugal's government remains committed to privatization of the financial system away from one dependent upon the banking system to a more balanced structure appropriate for the requirements of a modern economy. Inflation continues to be about three times the EC average.

Economic reforms launched in the 1980s continue to benefit Turkey in the 1990s. Turkey's economy has grown steadily since the early 1980s, with real growth in per capita Gross Domestic Product (the "GDP") increasing more than 6% annually. Agriculture remains the most important economic sector, employing approximately 55% of the labor force, and accounting for nearly 20% of GDP and 20% of exports. Inflation and interest rates remain high, and a large budget deficit will continue to cause difficulties in Turkey's substantial transformation to a dynamic free market economy.

Like many other Western economies, Greece suffered severely from the global oil price hikes of the 1970s, with annual GDP growth plunging from 8% to 2% in the 1980s, and inflation, unemployment, and budget deficits rising sharply. The fall of the socialist government in 1989 and the inability of the conservative opposition to obtain a clear majority have led to business uncertainty and the continued prospects for flat economic performance. Once Greece has sorted out its political situation, it will have to face the challenges posed by the steadily increasing integration of the EC, including the progressive lowering of trade and investment barriers. Tourism continues as a major industry, providing a vital offset to a sizable commodity trade deficit.

Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries had expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that the Fund's investments in Eastern Europe would not also be expropriated, nationalized or otherwise confiscated. Finally, any change in leadership or policies of Eastern European countries, or countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.


Kemper Asian Growth Fund
Kemper Global Blue Chip Fund
Kemper Global Discovery Fund
Kemper Global Income Fund
Kemper International Fund
Kemper International Research Fund
Kemper New Europe Fund


Regional Investments -- Investing in Latin America. Investing in securities of Latin American issuers may entail risks relating to the potential political and economic instability of certain Latin American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

The limited size of many Latin American securities markets and limited trading volume in the securities of Latin American issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

Some Latin American countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which Fund investments are denominated may have a detrimental impact on the Fund's net asset value.

The economies of individual Latin American countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain Latin American countries have experienced high levels of inflation which can have a debilitating effect on an economy, although some have begun to control inflation in recent years through prudent economic policies. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to a Fund at a higher rate than those imposed by other foreign countries. This may reduce the Fund's investment income available for distribution to shareholders.

Certain Latin American countries such as Argentina, Brazil and Mexico are among the world's largest debtors to commercial banks and foreign governments. At times, certain Latin American countries have declared moratoria on the payment of principal and/or interest on outstanding debt.

Latin America is a region rich in natural resources such as oil, copper, tin, silver, iron ore, forestry, fishing, livestock and agriculture. The region has a large population (roughly 300 million) representing a large domestic market. Economic growth was strong in the 1960s and 1970s, but slowed dramatically (and in some instances was negative) in the 1980s as a result of poor economic policies, higher international interest rates, and the denial of access to new foreign capital. Although a number of Latin American countries are currently experiencing lower rates of inflation and higher rates of real growth in gross domestic product than they have in the past, other Latin American countries continue to experience significant problems, including high inflation rates and high interest rates. Capital flight has proven a persistent problem and external debt has been forcibly restructured. Political turmoil, high inflation, capital repatriation restrictions and nationalization have further exacerbated conditions.

Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in those countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past and could also adversely affect a Fund's investments in this region.

Changes in political leadership, the implementation of market oriented economic policies, such as privatization, trade reform and fiscal and monetary reform are among the recent steps taken to renew economic growth. External debt is being restructured and flight capital (domestic capital that has left home country) has begun to return. Inflation control efforts have also been implemented. Free Trade Zones are being discussed in various areas around the region, the most notable being a free zone among Mexico, the U.S. and Canada and another zone among four countries in the southernmost point of Latin America. Currencies are typically weak, but most are now relatively free floating, and it is not unusual for the currencies to undergo wide fluctuations in value over short periods of time due to changes in the market.


Kemper Asian Growth Fund
Kemper Global Blue Chip Fund
Kemper Global Discovery Fund
Kemper Global Income Fund

Kemper International Fund
Kemper International Research Fund
Kemper New Europe Fund


Regional Investments -- Investing in the Pacific Basin. Economies of individual Pacific Basin countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, interest rate levels, and balance of payments position. Of particular importance, most of the economies in this region of the world are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in the Pacific Basin.

With respect to the Peoples Republic of China and other markets in which the Fund may participate, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments that could adversely impact a Pacific Basin country including the Fund's investment in the debt of that country.

Foreign companies, including Pacific Basin companies, are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about such companies than about U.S. companies. Moreover, there is generally less government supervision and regulation in the Pacific Basin than in the U.S.

Kemper Asian Growth Fund
Kemper Global Blue Chip Fund
Kemper Global Discovery Fund
Kemper Global Income Fund
Kemper International Fund
Kemper International Research Fund
Kemper New Europe Fund

Repurchase Agreements. The Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.


It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the

Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for the Fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value
(including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.


Kemper Asian Growth Fund
Kemper Global Blue Chip Fund
Kemper Global Discovery Fund
Kemper Global Income Fund
Kemper International Fund
Kemper International Research Fund
Kemper New Europe Fund


Reverse Repurchase Agreements. The Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. The Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. The Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Fund assets and its yield.

Kemper Asian Growth Fund
Kemper Global Blue Chip Fund
Kemper Global Discovery Fund
Kemper Global Income Fund
Kemper International Fund
Kemper New Europe Fund


Short Sales Against the Box. The Fund may make short sales of common stocks if, at all times when a short position is open, the Fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to the Fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which the Fund may enter into short sales against the box.


Kemper International Research Fund

Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other liquid securities, equivalent in value to the borrowed securities. The Fund will also be required to deposit similar collateral with its custodian to the extent necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding any payments received by the Fund on such security, the Fund may not receive any payments (including interest and dividends) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets. The Fund may also make short sales is against the box without respect to such limitation. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.


Kemper Global Blue Chip Fund
Kemper Global Discovery Fund
Kemper International Research Fund
Kemper New Europe Fund


Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.


Kemper Asian Growth Fund
Kemper Global Blue Chip Fund
Kemper Global Discovery Fund
Kemper Global Income Fund
Kemper International Fund
Kemper International Research Fund
Kemper New Europe Fund

Strategic Transactions and Derivatives. The Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in the Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic
Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to
Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.


General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.


Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an

OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities.


If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.


Currency Transactions. The Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.


The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.


To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutsche mark (the "D-mark"), the Fund holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the U.S. dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.


Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.


Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund's obligations or to segregate cash or liquid assets equal to the amount of the Fund's obligation.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Strategic  Transactions  may be covered  by other  means  when  consistent  with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.


Kemper Global Blue Chip Fund
Kemper Asian Growth Fund
Kemper Global Blue Chip
Fund Kemper Global Discovery Fund
Kemper Global Income Fund
Kemper International Fund
Kemper International Research Fund
Kemper New Europe Fund


Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.


Kemper Asian Growth Fund
Kemper Global Blue Chip Fund
Kemper Global Discovery Fund
Kemper Global Income Fund
Kemper International Fund
Kemper International Research Fund
Kemper New Europe Fund


When-Issued Securities. The Fund may from time to time purchase equity and debt securities on a "when-issued", "delayed delivery" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.


Kemper Asian Growth Fund

Kemper Global Blue Chip Fund
Kemper Global Discovery Fund
Kemper Global Income Fund
Kemper International Fund
Kemper International Research Fund
Kemper New Europe Fund


Zero Coupon Securities. The Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Kemper International Research Fund

Synthetic Investments. In certain circumstances, the Fund may wish to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the security is illiquid, or is unavailable for direct investment or available only on less attractive terms. In such circumstances, the Fund may invest in synthetic or derivative alternative investments ("Synthetic Investments") that are based upon or otherwise relate to the economic performance of the underlying securities. Synthetic Investments may include swap transactions, notes or units with variable redemption amounts, and other similar instruments and contracts. Synthetic Investments typically do not represent beneficial ownership of the underlying security, usually are not collateralized or otherwise secured by the counterparty and may or may not have any credit enhancements attached to them. Accordingly, Synthetic Investments involve exposure not only to the creditworthiness of the issuer of the underlying security, changes in exchange rates and future governmental actions taken by the jurisdiction in which the underlying security is issued, but also to the creditworthiness and legal standing of the counterparties involved. In addition, Synthetic Investments typically are illiquid.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

                             INVESTMENT RESTRICTIONS

The following restrictions may not be changed with respect to a Fund without the approval of a majority of the outstanding voting securities of such Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (i) 67% of the shares of such Fund present at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such Fund.

Global Discovery Fund, Kemper Asian Growth Fund, Kemper Global Blue Chip Fund, Kemper International Fund and Kemper International Research Fund have elected to be classified as diversified series of open-end management investment companies. Kemper Global Income Fund and Kemper New Europe Fund are non-diversified open-end investment management companies.

In addition, as a matter of fundamental policy, each Fund except Kemper International Research Fund and Kemper New Europe Fund will not:

         (1) borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         (2) issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         (3)      purchase  physical   commodities  or  contracts   relating  to
                  physical commodities;

         (4) concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         (5) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

         (6) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities; and

         (7) make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

As a matter of fundamental policy, Kemper International Research Fund will not:

         (1) make loans except to the extent that the purchase of portfolio securities consistent with the Fund's investment objective and policies or the acquisition of securities subject to repurchase agreements may be deemed to be loans;

         (2)      borrow money or issue senior  securities,  except as permitted
                  under  the  1940  Act  and  as   interpreted  or  modified  by
                  regulatory authority having jurisdiction, from time to time;

         (3) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings or in connection with hedging and risk management strategies as described under investment Policies and Techniques herein;

         (4) invest in companies for the purpose of exercising control or participation in management;

         (5) make short sales of securities or maintain a short position in any security except as described under Investment Policies and Techniques herein;

         (6) (i) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, (ii) purchase or sell commodities or commodity contracts except that the Fund may enter into foreign currency and stock index futures contracts and options thereon and may buy or sell forward currency contracts and options on foreign currencies, (iii) invest in interests in oil, gas, or other mineral exploration or development programs, except that it may purchase and sell securities of companies which deal in oil, gas or other mineral exploration or development programs, (iv) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions as described under the heading Investment Policies and Techniques herein, and (v) act as an underwriter of securities, except that the Fund may acquire securities in private placements in circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended; and (g) invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition, if more than 3% of the outstanding voting stock of any such investment company would be held by the Fund, if more than 5% of the total assets of the Fund would be invested in any such investment company, or if the Fund would own, in the aggregate, securities of investment companies representing more than 10% of its total assets.


In addition, as a matter of fundamental policy, Kemper New Europe Fund will not:



         1. Purchase securities on margin, except such short-term credits as may be necessary or routine for clearance of transactions and the maintenance of margin with respect to futures and forward contracts.

         2. Make short sales of securities, except short sales against the box.

         3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow money as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction from time to time, and may also pledge its assets to secure such borrowings. For the purposes of this investment restriction, collateral arrangements with respect to the writing of options or the purchase or sale of futures contracts are not deemed a pledge of assets or the issuance of a senior security.

         4. Invest more than 25% of the total value of its assets in a particular industry; provided, however, that the foregoing restriction shall not be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will fail to meet the diversification requirements of the Internal Revenue Code of 1986, as amended (the "Code"). This restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, but will apply to foreign government obligations unless the U.S. Securities and Exchange Commission (the "SEC") permits their exclusion.

         5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

         6. Buy or sell commodities or commodity contracts or real estate or interests in real estate, although it may purchase and sell securities that are secured by real estate or commodities and securities of companies that invest or deal in real estate or commodities, may purchase and sell futures contracts and related options on stock indices and currencies, may enter into forward currency exchange contracts, may write options on stocks and may purchase and sell options on currencies and stock indexes.

         7. Make loans, provided that the Fund may (a) acquire debt securities as described herein, (b) enter into repurchase agreements and (c) lend portfolio securities in an amount not to exceed 25% of the Fund's total assets.


Each Fund has adopted the following non-fundamental restrictions, which may be changed by the Board without shareholder approval. Each Fund may not:


         (1) borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;


         (2) (for Kemper Asian Growth Fund, Kemper Global Blue Chip, Kemper International Fund, Kemper International Research Fund and
                  Kemper New Europe Fund) enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;


         (3) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments,
                  (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

         (4) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

         (5) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

         (6) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);


         (7) (each Fund except Kemper International Research Fund) lend portfolio securities in an amount greater than 5% (one third of total assets for Kemper Asian Growth Fund and Kemper Global Income Fund) of its total assets; and

         (8) (each Fund except Kemper International Research Fund) invest more than 15% of net assets in illiquid securities (except Global Discovery Fund, which limits investments in illiquid securities according to the Investment Company Act of 1940)

If a percentage restriction is adhered to at the time of investment, a later increase or decrease beyond the specified limit resulting from a change in values or net assets will not be considered a violation.



                              BROKERAGE COMMISSIONS

Allocation of brokerage is supervised by the Advisor.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

The Funds' purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Advisor's practice to place such orders with broker/dealers who supply brokerage and research services to the Advisor or a Fund. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services, to the Advisor or a Fund in exchange for the direction by the Advisor of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. The Advisor may place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of a Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

To the  maximum  extent  feasible,  it is expected  that the Advisor  will place orders for portfolio transactions through the Distributor, which is a corporation registered as a broker/dealer and a subsidiary of the Advisor; the Distributor will place orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. The Distributor will not receive any commission, fee or other remuneration from the Funds for this service.

Although certain research services from broker/dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements the Advisor's own research effort since the information must still be analyzed, weighed, and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than a Fund, and not all such information is used by the Advisor in connection with a Fund. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.

The Trustees/Directors review, from time to time, whether the recapture for the benefit of the Funds of some portion of the brokerage commissions or similar fees paid by the Funds on portfolio transactions is legally permissible and advisable.

During the fiscal years ended November 30, 2000, 1999 and 1998, the Asian Fund paid brokerage commissions of $103,936, $131,212 and $99,000, respectively. During the fiscal year ended November 30, 2000, the Fund paid brokerage commissions of $70,456 (67.79% of the total brokerage commissions), resulting from orders placed consistent with the policy to obtain the most favorable net results, for transactions placed with brokers and dealers who provided supplementary research, market and statistical information to the Corporation or the Advisor. The total amount of brokerage transactions aggregated $368,762,221 of which $181,993,664 (49.35% of all brokerage transactions), were transactions which included research transactions. The balance of such brokerage was not allocated to any particular broker or dealer with regard to the above-mentioned or any other special factors.

During the fiscal years ended October 31, 2000, 1999 and 1998, the Global Blue Chip Fund paid brokerage commissions of $1,603,266, $454,169 and $23,222, respectively. During the fiscal year ended October 31, 2000, the Fund paid brokerage commissions of $926,397 (57.78% of the total brokerage commissions), resulting from orders placed consistent with the policy to obtain the most favorable net results, for transactions placed with brokers and dealers who provided supplementary research, market and statistical information to the Corporation or the Advisor. The total amount of brokerage transactions aggregated $2,058,539,779 of which $1,155,205,998 (56.12% of all brokerage transactions), were transactions which included research transactions. The balance of such brokerage was not allocated to any particular broker or dealer with regard to the above-mentioned or any other special factors.

During the fiscal years ended October 31, 2000, 1999 and 1998, the Global Discovery Fund paid brokerage commissions of $1,173,268, $509,685 and $526,742, respectively. During the fiscal year ended October 31, 2000, the Fund paid brokerage commissions of $935,215 (79.71% of the total brokerage commissions), resulting from orders placed consistent with the policy to obtain the most favorable net results, for transactions placed with brokers and dealers who provided supplementary research, market and statistical information to the Corporation or the Advisor. The total amount of brokerage transactions aggregated $1,610,755,697 of which $993,228,751 (61.66% of all brokerage transactions), were transactions which included research transactions. The balance of such brokerage was not allocated to any particular broker or dealer with regard to the above-mentioned or any other special factors.

During the fiscal years ended December 31, 2000, 1999 and 1998, the Global Income Fund paid no brokerage commissions.

During the fiscal years ended October 31, 2000, 1999 and 1998, the International Fund paid brokerage commissions of $2,219,091, $3,594,955 and $2,888,000, respectively. During the fiscal year ended October 31, 2000, the Fund paid brokerage commissions of $1,272,187 (57.33% of the total brokerage commissions), resulting from orders placed consistent with the policy to obtain the most favorable net results, for transactions placed with brokers and dealers who provided supplementary research, market and statistical information to the Corporation or the Advisor. The total amount of brokerage transactions aggregated $1,681,128,036 of which $661,427,583 (39.34% of all brokerage transactions), were transactions which included research transactions. The balance of such brokerage was not allocated to any particular broker or dealer with regard to the above-mentioned or any other special factors.

During the fiscal years ended October 31, 2000, 1999 and 1998, the International Research Fund paid brokerage commissions of $259,731, $729,511 and $259,000, respectively. During the fiscal year ended October 31, 2000, the Fund paid brokerage commissions of $181,975 (70.06% of the total brokerage commissions), resulting from orders placed consistent with the policy to obtain the most favorable net results, for transactions placed with brokers and dealers who provided supplementary research, market and statistical information to the Corporation or the Advisor. The total amount of brokerage transactions aggregated $416,560,226 of which $86,410,153 (20.74% of all brokerage transactions), were transactions which included research transactions. The balance of such brokerage was not allocated to any particular broker or dealer with regard to the above-mentioned or any other special factors.

During the fiscal years ended October 31, 2000, 1999 and 1998, the New Europe Fund paid brokerage commissions of $1,183,205, $1,121,289 and $789,718, respectively. During the fiscal year ended October 31, 2000, the Fund paid brokerage commissions of $851,805 (71.99% of the total brokerage commissions), resulting from orders placed consistent with the policy to obtain the most favorable net results, for transactions placed with brokers and dealers who provided supplementary research, market and statistical information to the Corporation or the Advisor. The total amount of brokerage transactions aggregated $610,571,560 of which $433,399,135 (70.98% of all brokerage transactions), were transactions which included research transactions. The balance of such brokerage was not allocated to any particular broker or dealer with regard to the above-mentioned or any other special factors.

Portfolio Turnover. Asian Growth Fund's average annual portfolio turnover rates (defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities with maturities at the time of acquisition of one year or less) for the fiscal years ended November 30, 2000 and 1999 were 169% and 80%, respectively. Global Blue Chip Fund's average annual portfolio turnover rates for the fiscal years ended October 31, 2000 and 1999 were 54% and 68%, respectively. Global Discovery Fund's average annual portfolio turnover rates for the fiscal years ended October 31, 2000 and 1999 were 86% and 64%, respectively. Global Income Fund's average annual portfolio turnover rates for the fiscal years ended December 31, 2000 and 1999 were 64% and 165%, respectively. International Fund's average annual portfolio turnover rates for the fiscal years ended October 31, 2000 and 1999 were 89% and 140%, respectively. International Research Fund's average annual portfolio turnover rates for the fiscal years ended October 31, 2000 and 1999 were 135% and 76%, respectively. New Europe Fund's average annual portfolio turnover rates for the fiscal year ended October 31, 2000, and the period from September 3, 1999 (commencement of operations as an open-end fund) through October 31, 1999 were 87% and 58%, respectively.

Higher levels of activity by the Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made for the Fund whenever necessary, in management's opinion, to meet the Fund's objective. Purchases and sales are made for the Fund's portfolio whenever necessary, in management's opinion, to meet the Fund's objective.


                                 NET ASSET VALUE


The net asset value per share of a Fund is the value of one share and is determined separately for each class by dividing the value of a Fund's net assets attributable to the class by the number of shares of that class outstanding. The per share net asset value of each of Class B and Class C shares of the Fund will generally be lower than that of the Class A shares of a Fund because of the higher expenses borne by the Class B and Class C shares. The net asset value of shares of a Fund is computed as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined by dividing the value of the total assets of a Fund, less all liabilities, by the total number of shares outstanding.

Portfolio securities for which market quotations are readily available are generally valued at market values as of the Value Time in the manner described below. All other securities may be valued at fair value as determined in good faith by or under the direction of the Board.

An exchange-traded equity security is valued at its most recent sale price on the exchange it is traded as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. Lacking a Calculated Mean the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system will be valued at its most recent sale price on such system as of the Value Time. Lacking any sales, the security is valued at the most recent bid quotation as of the Value Time. The value of an equity security not quoted on the Nasdaq System, but traded in another over-the-counter market, is its most recent sale price if there are any sales of such security on such market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean quotation for such security as of the Value Time. Lacking a Calculated Mean, the security is valued at the most recent bid quotation as of the Value Time.

Debt securities, other than money market instruments, are valued at prices supplied by a pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments purchased with an original maturity of sixty days or less maturing at par shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the investment manager of the particular fund may calculate the price of that debt security, subject to limitations established by the Board.

An exchange traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate on the valuation date.

If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

With respect to Funds with securities listed primarily on foreign exchanges, such securities may trade on days when the Fund's net asset value is not computed; and therefore, the net asset value of a Fund may be significantly affected on days when the investor has no access to the Fund.

If, in the opinion of the Valuation Committee, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by a Fund is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects market value of the property on the valuation date.


Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.





                               PURCHASE OF SHARES

ALTERNATIVE PURCHASE ARRANGEMENTS. Class A shares of each Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase and do not convert into another class. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.

The primary distinctions among the classes of each Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. See, also, "Summary of Expenses." Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.


                                                           Annual 12b-1 Fees
                                                      (as a % of average daily
                          Sales Charge                         net assets)                    Other Information
           ---------------------------------------------------------------------------------------------------------------


Class A           Maximum initial sales charge of               None                   Initial sales charge waived or
                  4.5% (for the Global Income                                          reduced for certain purchases
                  Fund) and 5.75% (for all other
                  Funds, except Global Income
                  Fund) of the public offering
                  price



                                       49

                                                           Annual 12b-1 Fees
                                                      (as a % of average daily
                          Sales Charge                         net assets)                    Other Information
           ---------------------------------------------------------------------------------------------------------------

Class B           Maximum contingent deferred                   0.75%                  Shares convert to Class A
                  sales charge of 4% of redemption                                     shares six years after issuance
                  proceeds; declines to zero after
                  six years

Class C           Contingent deferred sales charge              0.75%                  No conversion feature
                  of 1% of redemption proceeds for
                  redemptions made during first
                  year after purchase


The minimum initial investment for each Fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.



Share certificates will not be issued unless requested in writing and may not be available for certain types of account registrations. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond value of 2% or more of the certificate value is normally required).

Initial Sales Charge Alternative -- Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.


                                                               Global Income Fund -- Sales Charge
                                        ---------------------------------------------------------------------------------
                                           As A Percentage         As A Percentage          Allowed To Dealers As A
          Amount of Purchase              Of Offering Price      of Net Asset Value*      Percentage Of Offering Price
          ------------------              -----------------      -------------------      ----------------------------

Less than $100,000.................            4.50%                     4.71%                     4.00%
$100,000 but less than $250,000....            3.50                      3.63                      3.00
$250,000 but less than $500,000....            2.60                      2.67                      2.25
$500,000 but less than $1 million..            2.00                      2.04                      1.75
$1 million and over................            0.00**                    0.00**                    ***

*    Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***  Commission is payable by KDI as discussed below.

The public offering price of Class A shares for purchasers of all other Funds choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                 All Other Funds -- Sales Charge
                                        ---------------------------------------------------------------------------------
                                           As A Percentage         As A Percentage          Allowed To Dealers As A
          Amount of Purchase              Of Offering Price      of Net Asset Value*      Percentage Of Offering Price
          ------------------              -----------------      -------------------      ----------------------------

Less than $50,000..................            5.75%                     6.10%                     5.20%
$50,000 but less than $100,000.....            4.50                      4.71                      4.00
$100,000 but less than $250,000....            3.50                      3.63                      3.00
$250,000 but less than $500,000....            2.60                      2.67                      2.25
$500,000 but less than $1 million..            2.00                      2.04                      1.75
$1 million and over................            0.00**                    0.00**                    ***

*    Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***  Commission is payable by KDI as discussed below.


Each Fund receives the entire net asset value of all its Class A shares sold. Kemper Distributors, Inc. ("KDI"), the Funds' principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, KDI may reallow to dealers up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.


Class A shares of a Fund may be purchased at net asset value to the extent that the amount invested represents the net proceeds from a redemption of shares of a mutual fund for which Scudder Kemper or an affiliate does not serve as investment manager ("non-Kemper Fund") provided that: (a) the investor has previously paid either an initial sales charge in connection with the purchase of the non-Kemper Fund shares redeemed or a contingent deferred sales charge in connection with the redemption of the non-Kemper Fund shares, and (b) the purchase of Fund shares is made within 90 days after the date of such redemption. To make such a purchase at net asset value, the investor or the investor's dealer must, at the time of purchase, submit a request that the purchase be processed at net asset value pursuant to this privilege. The redemption of the shares of the non-Kemper fund is, for federal income tax purposes, a sale upon which a gain or loss may be realized. KDI may in its discretion compensate firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.

Class A shares of a Fund may be purchased at net asset value by: (a) any purchaser provided that the amount invested in such Fund or Eligible Funds listed under "Special Features -- Class A Shares -- Combined Purchases" totals at least $1,000,000 (the "Large Order NAV Purchase Privilege") including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features" ; or (b) a participant-directed qualified retirement plan described in Code
Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees (the "Large Order NAV Purchase Privilege"). Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Purchase, Repurchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege."

KDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, 0.50% on the next $45 million and 0.25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer sponsored employee benefit plans using the subaccount record keeping system made available through KSvC. For purposes of determining the appropriate commission percentage to be applied to a particular sale under a Fund's foregoing schedule, KDI will consider the cumulative amount invested by the purchaser in a Fund and other Eligible Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above. The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

Class A shares of a Fund or any other Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, KDI may at its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by KDI. The privilege of purchasing Class A shares of a Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A shares may be sold at net asset value in any amount to: (a) officers, trustees, directors, employees (including retirees) and sales representatives of a Fund, its Advisor, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with KDI and officers, directors and employees of service agents of the Funds, for themselves or their spouses or dependent children; (c) shareholders who owned shares of Kemper Value Series, Inc. ("KVS") on September 8, 1995, and have continuously owned shares of KVS (or a Kemper Fund acquired by exchange of KVS shares) since that date, for themselves or members of their families; (d) any trust, pension, profit-sharing or other benefit plan for only such persons; (e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm; and (f) persons who purchase shares of the Fund through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Funds for their clients pursuant to an agreement with KDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase a Fund's Class A shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase a Fund's Class A shares at net asset value through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of a Fund may be sold at net asset value through certain investment advisors registered under the Investment Advisors Act of 1940 and other financial services firms that adhere to certain standards established by KDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program under which such clients pay a fee to the investment advisor or other firm for portfolio management and other services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Funds. The Funds may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.


Class A shares of a Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with KDI, for themselves or members of their families. KDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.

The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section  401  of  the  Code;  or  other   organized  group  of  persons  whether
incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.




Deferred Sales Charge Alternative -- Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Purchase, Repurchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Class B Shares."

KDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. KDI is compensated by each Fund for services as distributor and principal underwriter for Class B shares. See "Advisor."


Class B shares of a Fund will automatically convert to Class A shares of the same Fund six years after issuance on the basis of the relative net asset value per share. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for KDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Purchase of Class C Shares. The public offering price of the Class C shares of a Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See "Purchase, Repurchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Class C Shares." KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. KDI is compensated by each Fund for services as distributor and principal underwriter for Class C shares. See "Advisor."

Purchase of Class I Shares for Asian,  Global  Income and  International  Funds.
Class I shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. Also, there is no administration services fee charged to Class I shares. As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment value, will typically be higher for Class I shares than for Class A, Class B, or Class C shares.

Class I shares are available for purchase exclusively by the following categories of institutional investors: (1) tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of the Advisor and its affiliates and rollover accounts from those plans; (2) the following investment advisory clients of the Advisor and its investment advisory affiliates that invest at least $1 million in a Fund: unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); unaffiliated banks and insurance companies purchasing for their own accounts; and endowment funds of unaffiliated non-profit organizations; (3) investment-only accounts for large qualified plans, with at least $50 million in total plan assets or at least 1,000 participants; (4) trust and fiduciary accounts of trust companies and bank trust departments providing fee based advisory services that invest at least $1 million in a Fund on behalf of each trust; (5) policy holders under Zurich-American Insurance Group's collateral investment program investing at least $200,000 in a Fund; and (6) investment companies managed by the Advisor that invest primarily in other investment companies. Class I shares currently are available for purchase only from KDI, principal underwriter for the Funds, and, in the case of category (4) above, selected dealers authorized by KDI. Share certificates are not available for Class I shares.

Which Arrangement is Better for You? The decision as to which class of Shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. In making this decision, investors should review their particular circumstances carefully with their financial representative. Investors making investments that qualify for reduced sales charges might consider Class A Shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B Shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their Shares within six years might consider Class C Shares.

KDI has established the following procedures regarding the purchase of Class A, Class B and Class C Shares. These procedures do not reflect in any way the suitability of a particular class of Shares for a particular investor and should not be relied upon as such. That determination must be made by investors with the assistance of their financial representative. Orders for Class B Shares or Class C Shares for $500,000 or more will be declined with the exception of orders received from employer sponsored employee benefit plans using the subaccount recordkeeping system available through the Shareholder Service Agent (KemFlex Plans). Orders for Class B Shares or Class C Shares for KemFlex Plans (not including plans under Code Section 403(b)(7) sponsored by a K-12 school district) will not be accepted in such classes but will instead be invested in Class A Shares at net asset value when the combined subaccount value in a Fund or other Eligible Funds or other plan investments listed under "Special Features - Class A Shares - Combined Purchases" is in excess of $5 million including purchases pursuant to the "Combined Purchases," Letter of Intent" and "Cumulative Discount" features described under "Special Features." For purposes of redirecting contributions, KemFlex Plan values will be calculated annually.

Effective February 28, 2001, KemFlex Plans that satisfy each of the conditions described below may direct the Shareholder Service Agent to convert plan assets invested in Class B Shares to Class A Shares at net asset value without incurring a contingent deferred sales charge. In order to qualify for the preceding conversion privilege, a KemFlex Plan must satisfy each of the following conditions: (1) the plan must have an aggregate balance of $2 million in plan assets invested in Eligible Funds or other investments maintained on the subaccount recordkeeping system of the Shareholder Service Agent; (2) the plan must have elected to purchase Class A Shares of the Eligible Funds at net asset value for future contributions to be invested in Eligible Funds; and (3) the plan must have been using the subaccount recordkeeping system of the Shareholder Service Agent for at least four years. When eligible, KemFlex Plan sponsors must elect in writing to the Shareholder Service Agent in order to convert plan assets from Class B Shares to Class A Shares.

For more information about these sales arrangements, consult your financial representative or the Shareholder Service Agent. In particular, for information concerning the eligibility of investors to purchase Class A Shares at net asset value, see "Purchase of Shares - Initial Sales Charge Alternative" and for information on special rules for aggregating assets of KemFlex Plans for eligibility for the Combined Purchase and related features, see "Special Features - Class A Shares - Combined Purchases." Financial services firms may receive different compensation depending upon which class of shares they sell. Class I shares are available only to certain institutional investors.



General. Shares of a Fund are sold at their public offering price, which is the net asset value per share of the Fund next determined after an order is received in proper form plus, with respect to Class A shares, an initial sales charge. The minimum initial investment is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until a Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance. Upon receipt by the Shareholder Service Agent of a request for redemption, shares of a Fund will be redeemed by a Fund at the applicable net asset value per share of such Fund. The amount received by a shareholder upon redemption or repurchase may be more or less than the amount paid for such shares depending on the market value of a Trust's portfolio securities at the time.

Scheduled variations in or the elimination of the initial sales charge for purchases of Class A shares or the contingent deferred sales charge for redemption of Class B or Class C shares by certain classes of persons or through certain types of transactions are provided because of anticipated economies in sales and sales related efforts.


Tax Identification Number. Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Federal tax law requires each Fund to withhold 31% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a correct certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the applicable Fund with a tax identification number during the 30-day notice period. Shareholders should direct their inquiries to Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this Statement of Additional Information.



Redemptions and Exchanges

A Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the New York Stock Exchange ("Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of a Fund's shareholders.

The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to each Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares and the assessment of the administrative services fee with respect to each class does not result in a Fund's dividends constituting "preferential dividends" under the Internal Revenue Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date.

The Fund has authorized certain members of the National Association of Securities Dealers, Inc. ("NASD"), other than KDI to accept purchase and redemption orders for a Fund's shares. Those brokers may also designate other parties to accept purchase and redemption orders on a Fund's behalf. Orders for purchase or redemption will be deemed to have been received by a Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the broker, ordinarily orders will be priced at a Fund's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of a Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees or Directors as the case may be ("Board") of a Fund and KDI each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board and KDI may suspend or terminate the offering of shares of a Fund at any time for any reason.

General. Any shareholder may require a Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Funds' transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Mutual Funds, Attention: Redemption Department, P.O. Box 219151, Kansas City, Missouri 64121-9151. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

The redemption price for shares of a Fund will be the net asset value per share of that Fund next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When a Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, EXPRESS-Transfer or Bank Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which may be up to 10 days from receipt by a Fund of the purchase amount. The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see "Purchase, Repurchase and Redemption of Shares -- Initial Sales Charge Alternative -- Class A Shares"), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class B Shares" below), and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class C Shares" below).

Because of the high cost of maintaining small accounts, the Funds may assess a quarterly fee of $9 on an account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions and EXPRESS-Transfer transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless a Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodial account holders, provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Funds reserve the right to terminate or modify this privilege at any time.

Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to KDI, which each Fund has authorized to act as its agent. There is no charge by KDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the applicable Fund next determined after receipt of a request by KDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of KDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of a Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value of a Fund effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if the Fund or the Shareholder Servicing Agent deems it appropriate under then current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Funds are not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Funds currently do not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of a Fund were purchased. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Funds reserve the right to terminate or modify this privilege at any time.


Redemption-in-kind. Each Fund (except International Research Fund) reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Funds and valued as they are for purposes of computing a Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.


Contingent  Deferred  Sales  Charge -- Large  Order NAV  Purchase  Privilege.  A
contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year following purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under a Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies KDI that the dealer waives the commission applicable to such Large Order NAV Purchase.

Contingent Deferred Sales Charge -- Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.

                                                     Contingent Deferred
       Year of Redemption After Purchase                 Sales Charge
       ---------------------------------                 ------------
First                                                         4%
Second                                                        3%
Third                                                         3%
Fourth                                                        2%
Fifth                                                         2%
Sixth                                                         1%

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special Features -- Systematic Withdrawal Plan" below) and (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2; and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service
Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.

Contingent Deferred Sales Charge -- Class C Shares. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code

Section 457; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under a Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; (f) any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent; (g) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Kemper Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and (h) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record has waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Contingent Deferred Sales Charge -- General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of a Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge under the schedule above is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. KDI receives any contingent deferred sales charge directly.

Reinvestment Privilege. A shareholder who has redeemed Class A shares of a Fund or any fund listed under "Special Features -- Class A Shares -- Combined Purchases" (other than shares of the Scudder Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of a Fund or of the listed funds under "Special Features -- Class A Shares -- Combined Purchases". A shareholder of a Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares, Class B shares or Class C shares, as the case may be, of a Fund. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of a Fund or of the funds listed under "Special Features -- Class A Shares -- Combined Purchases."
Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for funds available for sale in the shareholder's state of residence as listed under "Special Features -- Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of a Funds' shares, the reinvestment in the same Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. In addition, upon a reinvestment, the shareholder may not be permitted to take into account sales charges incurred on the original purchase of shares in computing their taxable gain or loss. The reinvestment privilege may be terminated or modified at any time.

SPECIAL FEATURES

Class A  Shares  -  Combined  Purchases.  Each  Fund's  Class A  shares  (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following funds: Kemper Aggressive Growth Fund, Kemper Asian Growth Fund, Kemper Blue Chip Fund, Kemper California Tax-Free Income Fund, Scudder Cash Reserves Fund, Kemper Contrarian Fund, Kemper Emerging Markets Growth Fund, Kemper Florida Tax-Free Income Fund, Kemper Global Blue Chip Fund, Kemper Global Income Fund, Kemper Growth Fund, Kemper High Yield Fund, Kemper High Yield Fund II, Kemper High Yield Opportunity Fund, Kemper Horizon 10+ Portfolio, Kemper Horizon 20+ Portfolio, Kemper Horizon 5 Portfolio, Kemper Income and Capital Preservation Fund, Kemper Intermediate Municipal Bond Fund, Kemper International Fund, Kemper International Research Fund, Scudder Focus Growth Fund, Kemper Latin America Fund, Kemper Municipal Bond Fund, Kemper New Europe Fund, Kemper New York Tax-Free Income Fund, Kemper Ohio Tax-Free Income Fund, Scudder Research Fund, Kemper Target 2010 Fund, Kemper Target 2011 Fund, Kemper Retirement Fund -- Series III, Kemper Retirement Fund -- Series IV, Kemper
Retirement  Fund -- Series  V,  Kemper  Retirement  Fund --  Series  VI,  Kemper
Retirement Fund -- Series VII, Scudder S&P 500 Stock Index Fund, Kemper Short-Term U.S. Government Fund, Kemper Small Cap Value Fund, Kemper Small Cap Value+Growth Fund (currently available only to employees of Zurich Scudder Investments, Inc.; not available in all states), Kemper Small Capitalization Equity Fund, Kemper Strategic Income Fund, Kemper Target 2010 Fund, Kemper Technology Fund, Kemper Total Return Fund, Kemper U.S. Government Securities
Fund, Kemper U.S. Growth and Income Fund, Kemper U.S. Mortgage Fund, Kemper Value+Growth Fund, Kemper Worldwide 2004 Fund, Kemper-Dreman Financial Services Fund, Kemper-Dreman High Return Equity Fund, Classic Growth Fund, Global Discovery Fund, Value Fund, Scudder Growth and Income Fund, Scudder Health Care Fund, Scudder High Yield Tax Free Fund, Scudder International Fund, Scudder Large Company Growth Fund, Scudder Pathway Series - Conservative Portfolio, Scudder Pathway Series - Growth Portfolio, Scudder Pathway Series - Moderate Portfolio, Scudder Technology Innovation Fund (the "Eligible Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered "Eligible Funds" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent or its affiliates may include: (a) Money Market Funds as "Eligible Funds," (b) all classes of shares of any Eligible Fund, and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A Shares -- Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Eligible Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by KDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The
Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Kemper Mutual Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares of a Fund are included for this privilege.

Class A Shares -- Cumulative Discount. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of a Fund being purchased, the value of all Class A shares of the above mentioned Eligible Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares -- Availability of Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or KDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

Exchange Privilege. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of Eligible Funds in accordance with the provisions below.

Class A Shares.  Class A shares of the  Eligible  Funds and  shares of the Money
Market Funds listed under "Special Features -- Class A Shares -- Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and Scudder Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Kemper Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI.

Class A shares of a Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of any Eligible Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.
Class B Shares. Class B shares of a Fund and Class B shares of any Eligible Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without any contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of a Fund and Class C shares of any Eligible Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, amounts exchanged retain their original cost and purchase date.

General. Shares of a Kemper Mutual Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange from another Kemper Mutual Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). The Fund reserves the right to invoke the 15-Day Hold Policy of exchanges of $1,000,000 or less if, in the Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Kemper fund and therefore may be subject to the 15-Day Hold Policy.

For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, direction, or advice, including without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Kemper Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or KDI. Exchanges may be accomplished by a written request to KSvC, Attention: Exchange Department, P.O. Box 219151, Kansas City, Missouri 64121-9151, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Purchase, Repurchase and Redemption of Shares -- General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided. Exchanges may only be made for Kemper Funds that are eligible for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale only in certain states.

Systematic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Fund, a Kemper Mutual Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another Kemper Fund. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the other Kemper Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege" except that the $1,000 minimum investment requirement for the Kemper Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.

EXPRESS-Transfer. EXPRESS-Transfer permits the transfer of money via the Automated Clearing House System (minimum $100 and maximum $50,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in a Fund. Shareholders can also redeem shares (minimum $100 and maximum $50,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in EXPRESS-Transfer, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Purchase, Repurchase and Redemption of Shares -- General." Once enrolled in EXPRESS-Transfer, a shareholder can initiate a transaction by calling Kemper Shareholder Services toll free at 1-800-621-1048 Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to KSvC, P.O. Box 219151, Kansas City, Missouri 64121-9151. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable time to act upon the request. EXPRESS-Transfer cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").

Bank Direct Deposit. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Bank Direct Deposit Purchase Plan ("Bank Direct Deposit"), investments are made automatically (minimum $50 and maximum $50,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Bank Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to KSvC, P.O. Box 219151, Kansas City, Missouri 64121-9151. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The Funds may terminate or modify this privilege at any time.

Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in a Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in a Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Systematic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $100. The maximum annual rate at which Class B shares, Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase may be redeemed under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. KDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Funds.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and KDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education Individual Retirement Accounts ("IRAs"). This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), IRA accounts and Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.



Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, SIMPLE 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans with the Fund's custodian describe the current fees payable for its services as custodian. Investors should consult with their own tax advisors before establishing a retirement plan.


Additional Transaction Information

General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and KDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks or other financial services firms may be subject to various federal and state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. KDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to a Fund.

KDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold by the firm under the following conditions: (i) the purchased shares are held in a Kemper IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Kemper Service Company ("KSvC"), (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by KDI in acknowledgment of their dedication to the employee benefit plan area and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, KDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Funds. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds or other funds underwritten by KDI.

Orders for the purchase of shares of a Fund will be confirmed at a price based on the net asset value of that Fund next determined after receipt by KDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased. See "Purchase and Redemption of Shares."


Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds' shares. Some may establish higher minimum investment requirements than described in the prospectus. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold the Funds' shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds' transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of KDI, may receive compensation from the Funds through the Shareholder Service Agent for these services. This Statement of Additional Information should be read in connection with such firms' material regarding their fees and services.


The Funds reserve the right to withdraw all or any part of the offering made by this Statement of Additional Information and to reject purchase orders. Also, from time to time, each Fund may temporarily suspend the offering of shares of any Fund or class of a Fund to new investors. During the period of such suspension, persons who are already shareholders of a class of a Fund normally are permitted to continue to purchase additional shares of such class or Fund and to have dividends reinvested.

Shareholders should direct their inquiries to Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this Statement of Additional Information.

                                    DIVIDENDS


Kemper Global Income Fund normally distributes monthly dividends of net investment income. The Asian, International, Global Blue Chip, New Europe, Global Discovery and International Research Funds normally distribute annual dividends of net investment income.



Any net realized short-term and long-term capital gains for the Funds are distributed at least annually. Distributions of net capital gains realized during each fiscal year will be made at least annually before the end of each Fund's fiscal year. Additional distributions, including distributions of net short-term capital gains in excess of net long-term capital losses, may be made, if necessary.



Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code").

Dividends paid by a Fund as to each class of its shares will be calculated in the same manner, at the same time and on the same day. The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares.
Distributions of capital gains, if any, will be paid in the same portion for each class.

Income and capital gain dividends, if any, for a Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:


          (1) To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

          (2)  To receive both income and capital gain dividends in cash.


Any dividends of a Fund that are reinvested normally will be reinvested in shares of the same class of that same Fund. However, upon written request to the Shareholder Service Agent, a shareholder may elect to have Fund dividends invested in shares of the same class of another Kemper Fund at the net asset value of such class of such other fund. See "Purchase, Repurchase, and Redemption of Shares", "Special Features--Class A Shares--Combined Purchases", for a list of such other Kemper Funds. To use this privilege of investing a Fund's dividends in shares of another Kemper Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Funds will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.


                             PERFORMANCE INFORMATION


From time to time, quotations of a Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information will be computed separately for each class.

Average Annual Total Return


Average annual total return is the average annual compound rate of return for the periods of one year, five years and ten years (or such shorter periods as may be applicable dating from the commencement of a Fund's operations), all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by computing the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):


                               T = (ERV/P)^1/n - 1
Where:

T         =        Average Annual Total Return
P         =        a hypothetical initial investment of $1,000
n         =        number of years
ERV       =        ending  redeemable  value:  ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.



KEMPER ASIAN GROWTH FUND-- AS OF NOVEMBER 30, 2000

          AVERAGE ANNUAL             Class A           Class B          Class C
          TOTAL RETURN                Shares           Shares            Shares
          ------------                ------           ------            ------
   Life of Class(+)                  -14.62%           -14.48%          -14.25%
   Three Years                       -9.89%            -9.47%           -9.19%
   One Year                          -28.94%           -27.29%          -24.67%

+ Since October 21, 1996 for all classes.


KEMPER GLOBAL BLUE CHIP FUND - AS OF OCTOBER 31, 2000

   AVERAGE ANNUAL                    Class A           Class B          Class C
   TOTAL RETURNS                      Shares           Shares            Shares
   -------------                      ------           ------            ------
   Life of Class(+)                   9.84%            10.21%            11.19%
   One Year                           4.41%             6.77%            9.84%

+    Since the Fund's commencement of operations on December 31, 1997.

As described above, average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for a Fund or class will vary based on changes in market conditions and the level of a Fund's and class' expenses.

In connection with communicating its average annual total return to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.




KEMPER INTERNATIONAL FUND


Performance figures for Class B and C shares of the Fund for the period May 31, 1994 to October 31, 2000 reflect the actual performance of these classes of shares. Returns for Class B and C shares for the period May 21, 1981 to May 31, 1994 are derived from the historical performance of Class A shares, adjusted to reflect the higher operating expenses applicable to Class B and C shares. The performance figures are also adjusted to reflect the maximum current contingent deferred sales charge of 4% for Class B shares and 1% for Class C shares. The adjustment is calculated by measuring the actual monthly return differential between the Class B and C shares and the Class A shares over a common three-year period (June 30, 1996 to June 30, 1999). This relative performance comparison is then used to impute Class B and C share performance from Class A share returns for monthly periods prior to the inception of such Class B and C shares.

The returns in the chart below assume reinvestment of distributions at net asset value and represent both actual past performance figures and adjusted performance figures of the Class A shares of the Fund as described above; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

KEMPER INTERNATIONAL FUND -- AS OF OCTOBER 31, 2000*


AVERAGE ANNUAL        Class A           Class B          Class C        Class I
TOTAL RETURNS          Shares           Shares            Shares        Shares
-------------          ------           ------            ------        ------
Life of Class(+)       11.29%           10.57%            10.68%         10.45%
Ten Years               7.95%            7.58%             7.67%          N/A
Five Years              8.13%            8.29%             8.48%         10.06%
Three Years             4.33%            4.99%             5.56%          7.08%
One Year               -8.43%           -6.39%            -3.61%         -2.32%

(+) Since May 31, 1994 for Class B and Class C shares. Since July 3, 1995 for Class I shares.


* Because Class B and C shares were not introduced until May 31, 1994, the total return for Class B and C shares for the period prior to their introduction is based upon the performance of Class A shares from the commencement of investment operations, May 21, 1981 through May 31, 1994. Actual performance of Class B and C shares is shown beginning May 31, 1994.

KEMPER GLOBAL DISCOVERY FUND


Performance figures for Class A, B and C shares for the period April 16, 1998 (commencement of the Class A, B and C shares) to October 31, 2000 reflect the actual performance of these classes of shares. Returns for Class A, B and C shares for the period September 10, 1991 to April 16, 1998 are derived from the historical performance of Class S shares, adjusted to reflect the maximum sales charge of 5.75% for Class A shares and the current maximum contingent deferred sales charge of 4% for Class B shares and 1% for Class C shares.

Returns in the chart below assume reinvestment of distributions at net asset value and represent adjusted performance figures of the Class A, B and C shares of the Fund as described above; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



       Average Annual Total Return for the periods ended October 31, 2000


                   One Year*             Five Year              Life of Class**
                   ---------             ---------              ---------------
Class A             25.01%                 19.18%                    15.26%
Class B             28.51%                 19.39%                    14.87%
Class C             31.73%                 19.70%                    15.00%


* If the Advisor and certain subsidiaries had not maintained expenses, returns would have been lower.

** Because Class A, B and C shares were not introduced until April 16, 1998, the total return for Class A, B and C shares for the period prior to their introduction is based upon the performance of Class S shares from the commencement of investment operations, September 10, 1991 through April 16, 1998. Actual performance of Class B and C shares is shown beginning April 16, 1998.




KEMPER GLOBAL INCOME FUND


Performance figures for Class B and C shares of the Fund for the period May 31, 1994 to December 31, 2000 reflect the actual performance of these classes of shares. Returns for Class B and C shares for the period October 1, 1989 to May 31, 1994 are derived from the historical performance of Class A shares, adjusted to reflect the higher operating expenses applicable to Class B and C shares. The performance figures are also adjusted to reflect the maximum sales charge of 5.75% for Class A shares and the current maximum contingent deferred sales charge of 4% for Class B shares and 1% for Class C shares. The adjustment is calculated by measuring the actual monthly return differential between the Class B and C shares and the Class A shares over a common three-year period (June 30, 1996 to June 30, 1999). This relative performance comparison is then used to impute Class B and C share performance from Class A share returns for monthly periods prior to the inception of such Class B and C shares.


The returns in the chart below assume reinvestment of distributions at net asset value and represent both actual past performance figures and adjusted performance figures of the Class A shares of the Fund as described above; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


KEMPER GLOBAL INCOME FUND -- AS OF DECEMBER 31, 2000*


AVERAGE ANNUAL              Class A             Class B              Class C
TOTAL RETURNS               Shares               Shares               Shares
-------------               ------               ------               ------

Life of Class(+)             6.43%                6.08%                6.18%
Ten Years                    4.59%                4.35%                4.44%
Five Years                   2.00%                2.06%                2.33%
Three Years                  0.81%                1.08%                1.76%
One Year                    -0.96%                0.17%                3.34%


(+) Since October 1, 1989 for Class A shares. Since May 31, 1994 for Class B and Class C shares.

* Because Class B and C shares were not introduced until May 31, 1994, the total return for Class B and C shares for the period prior to their introduction is based upon the performance of Class A shares from the commencement of investment operations, October 1, 1989 through May 31, 1994. Actual performance of Class B and C shares is shown beginning May 31, 1994.


KEMPER INTERNATIONAL RESEARCH FUND


Kemper International Research Fund was formerly named The Growth Fund of Spain, Inc. ("GSP"). GSP was reorganized as an open-end series of the Corporation consisting of Class A, Class B, and Class C shares (the "Reorganization"). GSP had only one class of shares, which were not subject to Rule 12b-1 fees or sales charges; the shares of GSP outstanding as of December 11, 1998 were exchanged for Class A shares of the Fund, which class also has no Rule 12b-1 fees but is subject to an administrative services fee. The performance figures shown below reflect the performance of the Fund prior to the Reorganization, restated in the case of standardized return, to reflect the sales charge of the Fund's Class A shares. Different fees and expenses applicable to each of the classes, including Rule 12b-1 fees applicable to the Class B and C shares (shares of which did not exist as of the close of the Fund's most recent fiscal year) and an administrative services fee applicable to each class, will affect the performance of those classes.


For purposes of the performance computations for the Fund, it is assumed that all dividends and capital gains distributions made by the Fund are reinvested at net asset value in additional shares of the same class during the designated period. In calculating the ending redeemable value for Class A shares and assuming complete redemption at the end of the applicable period, the maximum 5.75% sales charge is deducted from the initial $1,000 payment (for Class B shares and Class C shares, the applicable CDSC imposed upon redemption of Class B shares or Class C shares held for the period would be deducted). Standardized Return quotations for the Fund do not take into account any applicable redemption fees or required payments for federal or state income taxes. Standardized Return quotations are determined to the nearest 1/100 of 1%.

The Fund may, from time to time, include in advertisements, promotional literature or reports to shareholders or prospective investors total return data that are not calculated according to the formula set forth above ("Non-Standardized Return"). Initial sales charges, CDSCs and redemption fees are not taken into account in calculating Non-Standardized Return; a sales charge or redemption fee, if deducted, would reduce the return.

The following tables summarize the calculation of Standardized and Non-Standardized Return for the Class A shares of the Fund based on performance information of The Growth Fund of Spain, Inc. for the periods indicated. During the periods covered by the tables, the Fund was subadvised by BSN Gestion. This subadvisory relationship was discontinued in connection with the Reorganization.

On April 6, 2000, the Fund changed from Growth Fund of Spain, an open-end equity fund that sought long-term capital appreciation by investing primarily in the equity securities of Spanish companies, to its current strategy. The fund's performance prior to that date would have been different had the current strategy been in effect.


Performance figures for Class B and C shares of the Fund for the period December 14, 1998 to October 31, 2000 reflect the actual performance of this class of shares. Returns for Class B and C shares for the period October 1, 1979 to December 14, 1998 are derived from the historical performance of Class A shares, adjusted to reflect the higher operating expenses applicable to Class B and C shares. The performance figures are also adjusted to reflect the maximum sales charge of 5.75% for Class A shares and the current contingent deferred sales charge of 4% for Class B shares and 1% for Class C shares. The adjustment is calculated by measuring the actual monthly return differential between the Class B and C shares and the Class A shares over a common three-year period (June 30, 1996 to June 30, 1999). This relative performance comparison is then used to impute Class B and C share performance from Class A share returns for monthly periods prior to the inception of such Class B and C shares.


The returns in the chart below assume reinvestment of distributions at net asset value and represent both actual past performance figures and performance figures of the Class A shares of the Fund, adjusted as described above; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



        Average Annual Total Return for Period as of October 31, 2000^(1)

           One Year       Three Year     Five Year    Ten Year    Life of Class
           --------       ----------     ---------    --------    -------------
Class A    -7.47%         8.24           15.54%       10.36       9.39%(2)

Class B    -4.87%         8.78           15.52%       9.81        8.80%(3)

Class C    -2.94%         9.20           15.65%       9.82        8.80%(3)

(1) Reflects the deduction of the maximum initial sales charge of 5.75%, but does reflect any applicable redemption fees.

(2)  Since February 14, 1990 (The Growth Fund of Spain, Inc.).

(3)  Since December 14, 1998 (Growth Fund of Spain).

* Because Class A and C shares were not introduced until October 26, 1984 and December 14, 1998, respectively, the total return for Class A and C shares for the period prior to their introduction is based upon the performance of Class B shares from the commencement of investment operations, October 26, 1984 through December 11, 1998. Actual performance of Class A and C shares is shown beginning January 10, 1992 and December 11, 1998, respectively.

KEMPER NEW EUROPE FUND


The Fund converted to open-end status and combined, as the surviving entity, with the Kemper Europe Fund, on September 3, 1999 (the "Reorganization"). The Fund's former closed-end share class was renamed Class M shares upon the Reorganization. Class M shares automatically converted to Class A shares on September 3, 2000.

Performance figures for Class A, B and C shares of the Fund for the period September 3, 1999 to October 31, 2000 reflect the actual performance of these classes of shares. Returns for Class A, B and C shares for the period February 16, 1990 to September 3, 1999 are derived from the historical performance of Class M shares (the former closed-end class), adjusted to reflect the higher operating expenses applicable to Class A, B and C shares. The performance figures are also adjusted to reflect the maximum sales charge of 5.75% for Class A shares and the current contingent deferred sales charge of 4% for Class B shares and 1% for Class C shares. Because the closed-end class had no daily sales or redemptions, its performance as a closed-end class may have been higher than if it had operated as an open-end class.


The returns in the chart below assume reinvestment of distributions at net asset value and represent both actual past performance figures and performance figures of the Class A shares of the Fund, adjusted as described above; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

KEMPER NEW EUROPE FUND - AS OF OCTOBER 31, 2000

Average Annual Total Returns      Class A          Class B        Class C
----------------------------      -------          -------        -------


One Year                          12.38%           14.64%         17.69%
Three Years                       18.19%           18.79%         19.45%
Five Years                        20.14%           20.19%         20.56%
Ten Years                         12.78%           12.33%         12.57%
Since Inception(3)                11.39%           10.95%         11.18%

(1) Inception date for Class M Shares is February 16, 1990. Class M shares converted to Class A shares on September 3, 2000.

* Because Class B and C shares were not introduced until September 3, 1999, the total return for Class B and C shares for the period prior to their introduction is based upon the performance of Class A shares from the commencement of investment operations, February 16, 1990 through September 3, 1999. Actual performance of Class B and C shares is shown beginning September 3, 1999.

Cumulative Total Return

Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):


                           C = (ERV/P) - 1

Where:
C         =       Cumulative Total Return
P         =       a hypothetical initial investment of $1,000
ERV       =       ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.




KEMPER ASIAN GROWTH FUND - AS OF NOVEMBER 30, 2000

    CUMULATIVE                  Class A           Class B          Class C
  TOTAL RETURN                   Shares           Shares            Shares
  ------------                   ------           ------            ------
   Life of Class(+)              -47.08            -46.74           -46.17
   Three Year                    -26.83            -25.81           -25.13
   One Year                      -28.94            -27.29           -24.67

+ Since October 21, 1996 for all classes.

KEMPER GLOBAL BLUE CHIP FUND - AS OF OCTOBER 31, 2000

   CUMULATIVE                   Class A           Class B          Class C
   TOTAL RETURNS                 Shares           Shares            Shares
   -------------                 ------           ------            ------
   Life of Class(+)              30.46%           31.73%            35.05%
   One Year                      4.41%             6.77%            9.84%

+ Since the Fund's commencement of operations on December 31, 1997.

KEMPER GLOBAL DISCOVERY FUND

Performance figures for Class A, B and C shares for the period April 16, 1998 (commencement of the Class A, B and C shares) to October 31, 2000 reflect the actual performance of these classes of shares. Returns for Class A, B and C shares for the period September 10, 1991 to April 16, 1998 are derived from the historical performance of Class S shares, adjusted to reflect the maximum sales charge of 5.75% for Class A shares and the current maximum contingent deferred sales charge of 4% for Class B shares and 1% for Class C shares.

Returns in the chart below assume reinvestment of distributions at net asset value and represent adjusted performance figures of the Class A, B and C shares of the Fund as described above; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


         Cumulative Total Return for the periods ended October 31, 2000

               One Year*             Five Year              Life of Class**
               ---------             ---------              ---------------
Class A         25.01%                140.47%                   260.70%
Class B         28.51%                142.58%                   254.05%
Class C         31.73%                145.72%                   257.61%


* If the Advisor and certain subsidiaries had not maintained expenses, returns would have been lower.

** Because Class A, B and C shares were not introduced until April 16, 1998, the total return for Class A, B and C shares for the period prior to their introduction is based upon the performance of Class S shares from the commencement of investment operations, September 10, 1991 through April 16, 1998. Actual performance of Class B and C shares is shown beginning April 16, 1998.


KEMPER GLOBAL INCOME FUND

Performance figures for Class B and C shares of the Fund for the period May 31, 1994 to December 31, 2000 reflect the actual performance of these classes of shares. Returns for Class B and C shares for the period October 1, 1989 to May 31, 1994 are derived from the historical performance of Class A shares, adjusted to reflect the higher operating expenses applicable to Class B and C shares. The performance figures are also adjusted to reflect the maximum sales charge of 5.75% for Class A shares and the current maximum contingent deferred sales charge of 4% for Class B shares and 1% for Class C shares.

The returns in the chart below assume reinvestment of distributions at net asset value and represent both actual past performance figures and adjusted performance figures of the Class A shares of the Fund as described above; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


KEMPER GLOBAL INCOME FUND -- AS OF DECEMBER 31, 2000*

CUMULATIVE                   Class A             Class B          Class C
TOTAL RETURNS                 Shares              Shares           Shares
-------------                 ------              ------           ------
Life of Class(+)             101.44%              94.27%           96.23%
Ten Years                     56.71%              53.09%           54.41%
Five Years                    10.41%              10.75%           12.18%
Three Years                    2.44%               3.27%            5.38%
One Year                      -0.96%               0.17%            3.34%

(+) Since October 1, 1989 for Class A shares. Since May 31, 1994 for Class B and Class C shares.

* Because Class B and C shares were not introduced until May 31, 1994, the total return for Class B and C shares for the period prior to their introduction is based upon the performance of Class A shares from the commencement of investment operations, October 1, 1989 through May 31, 1994. Actual performance of Class B and C shares is shown beginning May 31, 1994.

KEMPER INTERNATIONAL FUND

Performance figures for Class B and C shares of the Fund for the period May 31, 1994 to October 31, 2000 reflect the actual performance of these classes of shares. Returns for Class B and C shares for the period May 21, 1981 to May 31, 1994 are derived from the historical performance of Class A shares, adjusted to reflect the higher operating expenses applicable to Class B and C shares. The performance figures are also adjusted to reflect the maximum current contingent deferred sales charge of 4% for Class B shares and 1% for Class C shares.

The returns in the chart below assume reinvestment of distributions at net asset value and represent both actual past performance figures and adjusted performance figures of the Class A shares of the Fund as described above; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


KEMPER INTERNATIONAL FUND -- AS OF OCTOBER 31, 2000*

CUMULATIVE         Class A         Class B          Class C            Class I
TOTAL RETURNS       Shares         Shares           Shares              Shares
-------------       ------         ------           ------              ------
Life of Class(+)   699.97%         605.85%          619.82%             69.85%
Ten Years          114.92%         107.58%          109.31%              N/A
Five Years          47.82%         48.89%           50.26%              61.53%
Three Years         13.56%         15.74%           17.64%              22.80%
One Year            -8.43%         -6.39%           -3.61%              -2.32%

(+) Since May 31, 1994 for Class B and Class C shares. Since July 3, 1995 for Class I shares.

* Because Class B and C shares were not introduced until May 31, 1994, the total return for Class B and C shares for the period prior to their introduction is based upon the performance of Class A shares from the commencement of investment operations, May 21, 1981 through May 31, 1994. Actual performance of Class B and C shares is shown beginning May 31, 1994.


KEMPER INTERNATIONAL RESEARCH FUND

On April 6, 2000, the Fund changed from Growth Fund of Spain, an open-end equity fund that sought long-term capital appreciation by investing primarily in the equity securities of Spanish companies, to its current strategy. The fund's performance prior to that date would have been different had the current strategy been in effect.

Performance figures for Class B and C shares of the Fund for the period December 14, 1998 to October 31, 2000 reflect the actual performance of this class of shares. Returns for Class B and C shares for the period October 1, 1979 to December 14, 1998 are derived from the historical performance of Class A shares, adjusted to reflect the higher operating expenses applicable to Class B and C shares. The performance figures are also adjusted to reflect the maximum sales charge of 4.50% for Class A shares and the current contingent deferred sales charge of 4% for Class B shares and 1% for Class C shares.

The returns in the chart below assume reinvestment of distributions at net asset value and represent both actual past performance figures and performance figures of the Class A shares of the Fund, adjusted as described above; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


          Cumulative Total Returns for Period as of October 31, 2000(1)

              One Year   Three Year   Five Year    Ten Year    Life of Class
              --------   ----------   ---------    --------    -------------
Class A       -7.47%     26.83%       105.87%      167.96%     161.46%(2)
Class B       -4.87%     28.72%       105.75%      154.94%     146.74%(3)
Class C       -2.94%     30.21%       106.85%      155.07%     146.87%(3)

(1) Reflects the deduction of the maximum initial sales charge of 5.75%, but does reflect any applicable redemption fees.

(2)  Since February 14, 1990 (The Growth Fund of Spain, Inc.).

(3)  Since December 14, 1998 (Growth Fund of Spain).

* Because Class A and C shares were not introduced until October 26, 1984 and December 14, 1998, respectively, the total return for Class A and C shares for the period prior to their introduction is based upon the performance of Class B shares from the commencement of investment operations, October 26, 1984 through December 11, 1998. Actual performance of Class A and C shares is shown beginning January 10, 1992 and December 11, 1998, respectively.


KEMPER NEW EUROPE FUND

The Fund converted to open-end status and combined, as the surviving entity, with the Kemper Europe Fund, on September 3, 1999 (the "Reorganization"). The Fund's former closed-end share class was renamed Class M shares upon the Reorganization. Returns for Class M shares reflect the Fund's performance as a closed-end fund.

Performance figures for Class A, B and C shares of the Fund for the period September 3, 1999 to October 31, 2000 reflect the actual performance of these classes of shares. Returns for Class B and C shares for the period February 16, 1990 to September 3, 1999 are derived from the historical performance of Class A shares (formerly Class M), adjusted to reflect the higher operating expenses applicable to Class B and C shares. The performance figures are also adjusted to reflect the maximum sales charge of 4.50% for Class A shares and the current contingent deferred sales charge of 4% for Class B shares and 1% for Class C shares.

The returns in the chart below assume reinvestment of distributions at net asset value and represent both actual past performance figures and performance figures of the Class A shares of the Fund, adjusted as described above; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


KEMPER NEW EUROPE FUND - AS OF OCTOBER 31, 2000

CUMULATIVE
TOTAL RETURNS                  Class A          Class B        Class C
-------------                  -------          -------        -------
One Year                        12.38%           14.64%         17.69%
Three Years                     65.09%           67.62%         70.42%
Five Years                     150.25%          150.85%        154.64%
Ten Years                      232.83%          219.97%        226.68%
Since Inception^(3)            217.27%          204.12%        210.99%


Total Return

Total return is the rate of return on an investment for a specified period of time calculated in the same manner as cumulative total return.

From time to time, in advertisements, sales literature, and reports to shareholders or prospective investors, figures relating to the growth in the total net assets of a Fund apart from capital appreciation will be cited, as an update to the information in this section, including, but not limited to: net cash flow, net subscriptions, gross subscriptions, net asset growth, net account growth, and subscription rates. Capital appreciation generally will be covered by marketing literature as part of a Fund's and classes' performance data.



Yield


Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield, sometimes referred to as a Fund's "SEC yield," is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period according to the following formula:


                         YIELD = 2 [(a-b)/cd + 1)6 - 1]

Where:


a    =     dividends and interest earned during the period
b    =     expenses accrued for the period (net of reimbursements)
c    =     the average daily number of shares outstanding during the period that were entitled to receive dividends
d    =     the maximum offering price per share on the last day of the period



Quotations of a Fund's performance are based on historical earnings, show the performance of a hypothetical investment, and are not intended to indicate future performance of that Fund. An investor's shares when redeemed may be worth more or less than their original cost. Performance of a Fund will vary based on changes in market conditions and the level of that Fund's expenses. In periods of declining interest rates a Fund's quoted yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates that Fund's quoted yield will tend to be somewhat lower.


A Fund's performance figures are based upon historical results and are not representative of future performance. Each Fund's Class A shares are sold at net asset value plus a maximum sales charge. While the maximum sales charge is normally reflected in the Fund's Class A performance figures, certain total return calculations may not include such charge and those results would be reduced if it were included. Class B shares and Class C shares are sold at net asset value. Redemptions of Class B shares within the first six years after purchase may be subject to a contingent deferred sales charge that ranges from 4% during the first year to 0% after six years. Redemption of Class C shares within the first year after purchase may be subject to a 1% contingent deferred sales charge. Average annual total return figures do, and total return figures may, include the effect of the contingent deferred sales charge for the Class B shares and Class C shares that may be imposed at the end of the period in question. Performance figures for the Class B shares and Class C shares not including the effect of the applicable contingent deferred sales charge would be reduced if it were included. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.

Additional information about each Fund's performance also appears in its Annual Report to Shareholders, which is available without charge from the Fund. If the Fund's fees or expenses are being waived or absorbed by the Advisor, the Fund may also advertise performance information before and after the effect of the fee waiver or expense absorption.



Comparison of Fund Performance


A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating performance to current or prospective shareholders, the Funds also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs.

Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Funds. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance for any of the countries in which a Fund invests.

From time to time, in advertising and marketing literature, a Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations.

From time to time, in marketing and other Fund literature, members of the Board and officers of a Fund, its Fund's portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Fund. In addition, the amount of assets that the Advisor has under management in various geographical areas may be quoted in advertising and marketing materials.

A Fund may depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. A Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund.

Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in a Fund. The description may include a "risk/return spectrum" which compares the Fund to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S.

government and offer a fixed rate of return. Withdrawal of deposits prior to maturity will normally be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution.


Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.


A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning a Fund, including reprints of, or selections from, editorials or articles about a Fund.




                                FUND ORGANIZATION


The Growth Fund of Spain, Inc. ("GSP"), a predecessor of Kemper International Research Fund, commenced investment operations in 1990 as a closed-end management investment company organized as a Maryland corporation. At a meeting of the shareholders of GSP held October 28, 1998, the shareholders voted to approve the conversion of the Fund to an open-end investment company and the reorganization of GSP as a new series of Kemper Global/International Series, Inc. (the "Corporation"). Pursuant to the reorganization agreement between GSP and the Corporation, GSP transferred all of its assets to the Fund in exchange for Class A shares of the Fund and the assumption by the Fund of the liabilities of GSP on December 11, 1998. GSP then distributed the Class A shares of the Fund received in the reorganization to its shareholders. On April 6, 2000, GSP changed its name to Kemper International Research Fund and changed its investment strategy. The Corporation may issue 600,000,000 shares of capital stock, all having $.001 par value, which may be divided by the Board of
Directors  into  series or  classes  of  shares.  100,000,000  shares  have been classified for each of the Corporation's six series, including Kemper International Research Fund. Currently, each series offers three classes of shares. These are Class A, Class B and Class C shares.

The Asian Fund was organized as a business trust under the laws of Massachusetts on June 12, 1995. The Global Income Fund was organized as a business trust under the laws of Massachusetts on August 3, 1988. The International Fund was organized as a business trust under the laws of Massachusetts on October 24, 1985 and, effective January 31, 1986, that Fund pursuant to a reorganization succeeded to the assets and liabilities of Kemper International Fund, Inc., a Maryland corporation organized in 1980. The Asian Fund and the Global Income Fund each may in the future seek to achieve its investment objective by pooling its assets with assets of other mutual funds for investment in another investment company having the same investment objective and substantially the same investment policies and restrictions as such Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce costs. It is expected that any such investment company



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

will be managed by the Advisor in substantially the same manner as the corresponding Fund. Asian Fund currently offers three classes of shares: Class A, Class B and Class C. Currently, Global Income and International Fund offer four classes of shares of a single Portfolio. These are Class A, Class B and Class C shares, as well as Class I shares.

Kemper Global Blue Chip Fund is a series of the Corporation, an open-end management investment company registered under the 1940 Act. The Corporation was organized as a corporation under the laws of Maryland on October 2, 1997. The Corporation may issue 600,000,000 shares of capital stock, all having $.001 par value, which may be divided by the Board of Directors into series or classes of shares. 100,000,000 shares have been classified for each of the Corporation's six series, including Kemper Global Blue Chip Fund. Currently, each series offers three classes of shares. These are Class A, Class B and Class C shares.

Global Discovery Fund is a separate series of Global/International Fund, Inc., a Maryland corporation organized on May 15, 1986. The name of the Corporation was changed from Scudder Global Fund, Inc. on May 28, 1998. The name of the Fund was changed, effective April 16, 1998, from Scudder Global Discovery Fund to Global Discovery Fund. The Corporation's shares are currently divided into four series:
Global Discovery Fund, Scudder Global Fund, Scudder Emerging Markets Income Fund and Scudder Global Bond Fund. The Fund's shares are currently divided into five classes: Class AARP and S shares, and Kemper Global Discovery Fund Class A, B and C shares.

Kemper New Europe Fund was organized as a Maryland corporation on November 22, 1989. The Fund began operations on February 9, 1990 as a closed-end management investment company. On July 20, 1999, the Fund's shareholders approved the conversion of the Fund to an open-end investment company. As a result of the conversion and the reorganization with Kemper Europe Fund, the Fund changed its name to "Kemper New Europe Fund, Inc." and issued newly designated Class A, Class B and Class C shares to the shareholders of Kemper Europe Fund and Class M shares to its existing shareholders. Class M shares automatically converted to Class A shares on September 3, 2000. Currently, the Fund offers three classes of shares. These are Class A, Class B and Class C shares, which have different expenses, which may affect performance. Class M shares of the Fund are no longer offered.

The Board of each Trust/Corporation may authorize the issuance of additional classes and additional series if deemed desirable, each with its own investment objectives, policies and restrictions. Although shareholders of different classes of a Fund have interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution. Since each Trust/Corporation may offer multiple Funds, each is known as a "series company."

Shares of a Fund have equal noncumulative voting rights except that Class B and Class C shares have separate and exclusive voting rights with respect to each such class' Rule 12b-1 Plan. Shares of each Fund also have equal rights with respect to dividends, assets and liquidation of such Fund subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of the Fund. Shares of each Fund are fully paid and nonassessable when issued, are transferable without restriction, have no preemptive or conversion rights and are redeemable as described in this Statement of Additional Information and in the prospectus. Each Fund's activities are supervised by the Trust's/Corporation's Board of Trustees/Directors. The Trust/Corporation is not required to hold and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Trustees/Directors, changing fundamental investment policies or approving an investment management contract.


Shareholders will be assisted in communicating with other shareholders in connection with removing a Director as if Section 16(c) of the 1940 Act were applicable.



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


In the event of the liquidation or dissolution of the Trust/Corporation, shares of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a proportionate distribution, based upon the relative net assets of the Funds, of any general assets not attributable to a Fund that are available for distribution.


Master/feeder structure

The Board has the discretion to retain the current distribution arrangement for each Fund while investing in a master fund in a master/feeder structure fund as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.





                                     ADVISOR

Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY, an investment counsel firm, acts as investment advisor to the Funds. This organization, the predecessor of which is Scudder, Stevens & Clark, Inc., is one of the most experienced investment counsel firms in the U. S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Advisor introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in the Advisor, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of the Advisor. The Advisor's name changed to Scudder Kemper Investments, Inc. On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial
Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders. On October 17, 2000, the dual-headed holding company structure of Zurich Financial Services Group, comprised of Allied Zurich p.l.c. in the United Kingdom and Zurich Allied in Switzerland, was unified into a single Swiss holding company, Zurich Financial Services. On January 1, 2001, the Advisor's name changed to Zurich Scudder Investments, Inc.


Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.


The principal source of the Advisor's income is professional fees received from providing continuous investment advice. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations as well as providing investment advice to over 280 open and closed-end mutual funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world, researching hundreds of companies. In selecting the securities in which the Funds may invest, the conclusions and investment decisions of the Advisor with respect to the Funds are based primarily on the analyses of its own research department.

Certain investments may be appropriate for a fund and also for other clients advised by the Advisor. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to that fund.

In certain cases, the investments for a fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor, that have similar names, objectives and investment styles. You should be aware that the Funds are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Funds can be expected to vary from those of these other mutual funds.

The present investment management agreement for Global Blue Chip was approved by the Directors on September 22, 1998. The Agreement is dated September 7, 1998 and will continue in effect until September 30, 2001 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Directors who are not parties to such Agreement or interested persons of the Advisor or the Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation's Directors or of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of its assignment. For these services, the Fund pays the Advisor an annual fee equal to 1.00% for the first $250 million, 0.95% for the next $750 million and 0.90% over $1 billion of the average daily net assets. By contract, total operating expenses were capped at 1.80%, 2.68% and 2.65% for Class A, Class B and Class C shares, respectively, through February 28, 2001. For the fiscal period ended October, 31, 1998 and for the fiscal year ended October 31, 1999, the Fund incurred no management fees after an expense reduction by the Advisor. For the fiscal year ended October 31, 2000, the management fee was $270,696, after an expense reduction by the Advisor of $49,088. By contract, total operating expenses were capped at 1.80%, 2.68% and 2.65% for Class A, Class B and Class C shares, respectively, through February 28, 2002.

The present investment management agreement for Global Discovery Fund was approved by the Directors on August 6, 1998, became effective September 7, 1998, and was approved at a shareholder meeting held in December, 1998. The Agreement will continue in effect until September 30, 2001 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Directors who are not parties to such Agreement or interested persons of the Advisor or the Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation's Directors or of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of its assignment. For these services, the Fund pays the Advisor an annual fee equal to 1.10% of the average daily net assets of the Fund. Until February 29, 2000, the Advisor and certain subsidiaries had agreed to maintain expenses of the Fund as follows: for Class A shares 2.01% of average daily net assets, Class B shares 2.83% of average daily net assets and Class C shares 2.80% of average daily net assets. From March 1, 2000 until February 28, 2001, the Advisor and certain subsidiaries had agreed to maintain expenses of the Fund as follows: for Class A shares 1.98% of average daily net assets, Class B shares 2.83% of average daily net assets and Class C shares 2.80% of average daily net assets. For the fiscal years ended October 31, 1998, 1999 and 2000, the management fee amounted to $3,960,160, $4,401,513, and $9,046,223, respectively.

The present investment management agreements for Asian Fund and International Fund were approved by the Trustees, became effective September 7, 1998, and were approved at a shareholder meeting held in December, 1998. The Agreements will continue in effect until September 30, 2001 and from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the respective Fund. The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of their assignment. Asian Fund pays the Advisor an investment management fee, payable monthly, as follows: 0.85% of the first $250 million of average daily net assets, 0.82% of the average daily net assets up to $1 billion, 0.80% of the next $1.5 billion, 0.78% of the next $2.5 billion, 0.75% of the next $2.5 billion, 0.74% of the next $2.5 billion, 0.73% of the next $2.5 billion, and 0.72% thereafter. For the fiscal years ended October 31, 1998, 1999 and 2000, the management fee for Asian Fund amounted to $0 (fee of $58,000 waived), $0 (fee of $109,000 waived), and $232,814, respectively. By contract, total operating expenses were capped at 2.20%, 2.78% and 2.80% for Class A, B and C shares, respectively, through February 28, 2001. These caps are extended for each class in the same amount through February 28, 2002. International Fund pays the Advisor an investment management fee, payable monthly as follows: 0.75% of the first $250 million of average daily net assets, 0.72% of the average daily net assets up to $1 billion, 0.70% of the next $1.5 billion, 0.68% of the next $2.5 billion, 0.65% of the next $2.5 billion, 0.64% of the next $2.5 billion, 0.63% of the next $2.5 billion, and 0.62% thereafter. For the fiscal years ended October 31, 1998, 1999 and 2000, the management fee for International Fund amounted to $4,612,000, $4,348,000 and $4,732,087, respectively.

The present investment management agreement for Global Income Fund became effective September 7, 1998, and was approved at a shareholder meeting held in December, 1998. The Agreement will continue in effect until September 30, 2001 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of its assignment. Global Income Fund pays the Advisor an investment management fee, payable monthly as follows: 0.75% of the first $250 million of average daily net assets, 0.72% of the average daily net assets up to $1 billion, 0.70% of the next $1.5 billion, 0.68% of the next $2.5 billion, 0.65% of the next $2.5 billion, 0.64% of the next $2.5 billion, 0.63% of the next $2.5 billion, and 0.62% thereafter. For the fiscal years ended December 31, 1998, 1999 and 2000, the management fee for Global Income Fund amounted to $675,000, $536,000 and $364,973, respectively.

The present investment management agreement for International Research Fund was approved at a shareholder meeting held in December, 1998. The Agreement will continue in effect until September 30, 2001 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Directors who are not parties to such Agreement or interested persons of the Advisor or the Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation's Directors or of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of its assignment. International Research Fund pays the Advisor an investment management fee, payable monthly as follows: 0.75% of the first $250 million of average daily net assets, 0.72% of the next $750 million of such net assets, 0.70% of the next $1.5 billion of such net assets, 0.68% of the next $2.5 billion of such net assets, 0.65% of the next $2.5 billion of such net assets, 0.64% of the next $2.5 billion of such net assets, 0.63% of the next $2.5 billion of such net assets, 0.63% of the next $2.5 billion of such net assets and 0.62% on such net assets in excess of $12.5 billion. For the fiscal years ended November 30, 1998, and October 31, 1999 and 2000, the management fee for International Research Fund amounted to $1,200,000, $3,341,000 and $355,631, respectively. By contract, total operating expenses were capped at 2.20%, 2.78% and 2.80% for Class A, B and C shares, respectively, through February 28, 2001. These caps have been extended for each class in the same amount through February 28, 2002. During 1998-1999, the Advisor paid BSN Gestion de Patrimonios, S.A., S.G.C. ("BSN Gestion") a monthly fee of 0.35% of the Fund's average weekly net assets for investment management services pursuant to a now-terminated sub-advisory agreement between the Advisor and BSN Gestion. For the fiscal years ended October 31, 1999 and November 30, 1998, the sub-advisory fee payable to BSN Gestion for its services under the sub-advisory agreement was $441,000 and $1,169,000, respectively. The sub-advisory arrangements with BSN Gestion were discontinued in connection with the reorganization of the Fund's predecessor entity as a series of the Corporation.

The present investment management agreement for New Europe Fund was approved by the Directors, became effective September 3, 1999, and was approved at a shareholder meeting held on July 20, 1999, in connection with the proposal to convert the Fund to open-end status and to combine the Fund with the Kemper Europe Fund. The Agreement will continue in effect until September 30, 2001 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Directors who are not parties to such Agreement or interested persons of the Advisor or the Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation's Directors or of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of its assignment. Prior to September 3, 1999, the Fund paid a monthly investment management fee of 1/12 of the annual rate of 1.25% of the first $75 million of average weekly net assets declining to 1.10% of average weekly net assets in excess of $200 million. Effective
September 3, 1999, the Fund pays the Advisor an investment management fee, payable monthly, 0.75% of the first $250 million of average daily net assets, 0.72% on the average daily net assets up to $1 billion, 0.70% of the next $1.5 billion, 0.68% of the next $2.5 billion, 0.65% of the next $2.5 billion, 0.64% of the next $2.5 billion, 0.63% of the next $2.5 billion and 0.62% on such net assets in excess of $12.5 billion. For the fiscal years ended October 31, 1998, 1999 and 2000, the management fee amounted to $4,151,077, $3,815,000, and $2,755,251, respectively.

Expenses of each Fund, and of other investment companies investing in foreign securities, can expected to be higher than for investment companies investing primarily in domestic securities since the costs of operation are higher, including custody and transaction costs for foreign securities and investment management fees.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of the Funds that may have different distribution arrangements or expenses, which may affect performance.

Sub-Advisor - Global Income and International Funds. Scudder Investments U.K., Limited ("Scudder UK"), 1 South Place, London, U.K. EC42M 2ZS, an affiliate of the Advisor, is the sub-advisor for the Global Income and International Funds. Scudder UK acts as sub-advisor pursuant to the terms of the sub-advisory agreement between it and the Advisor for each Fund. Scudder UK is subject to regulations by the Investment Management Regulatory Organization (IMRO) in England as well as the U.S. Securities and Exchange Commission.

Under the terms of the sub-advisory agreement for a Fund, Scudder UK renders investment advisory and management services with regard to that portion of the Fund's portfolio as may be allocated to Scudder UK by the Advisor from time to time for management, including services related to foreign securities, foreign currency transactions and related investments. Scudder UK may, under the terms of each sub-advisory agreement, render similar services to others including other investment companies. For its services, Scudder UK will receive from the Advisor a monthly fee at the annual rate of 0.30% for the Global Income Fund and 0.35% for the International Fund of the portion of the average daily net assets of each Fund allocated by the Advisor to Scudder UK for management. Scudder UK permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions.


Each sub-advisory agreement provides that Scudder UK will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the sub-advisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Scudder UK in the performance of its duties or from reckless disregard by Scudder UK of its obligations and duties under the sub-advisory agreement.


Each sub-advisory agreement continues in effect from year to year so long as its continuation is approved at least annually by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and by the shareholders of the Fund subject thereto or the Board of Trustees. Each sub-advisory agreement may be terminated at any time for a Fund upon 60 days notice by the Investment Manger, Scudder UK or the Board of Trustees, or by a majority vote of the outstanding shares of the Fund subject thereto, and will terminate automatically upon assignment or upon the termination of the Fund's investment management agreement. If additional Funds become subject to a sub-advisory agreement, the provisions concerning continuation, amendment and termination shall be on a Fund-by-Fund basis. Additional Funds may be subject to a different agreement. No sub-advisory fees were paid by the Advisor to Scudder UK for periods prior to the 1997 fiscal year, although in such periods the Advisor has paid Scudder UK for its services to the Advisor with respect to foreign securities investments of the Funds.

Sub-Advisor - Asian Growth. Scudder Investments Singapore Limited ("SISL"), 30 Cecil Street, Prudential Tower #24-01/02, Singapore, an affiliate of Zurich Scudder Investments, Inc., is the sub-advisor for Asian Growth Fund. SISL serves as sub-advisor pursuant to the terms of a Sub-Advisory Agreement between it and the Advisor. SISL has served as sub-advisor to the Fund since September 2000.

Under the terms of the Sub-Advisory Agreement, SISL manages the investment and reinvestment of Kemper Asian Growth Fund's portfolio and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The Advisor pays SISL for its services a sub-advisory fee, payable monthly, at the annual rate of 0.2975% of Kemper Asian Growth Fund's average daily net assets.

The Sub-Advisory Agreement provides that SISL will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of SISL in the performance of its duties or from reckless disregard by SISL of its obligations and duties under the Sub-Advisory Agreement.

The Sub-Advisory Agreement remains in effect until September 30, 2000 unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the Sub-Advisory Agreement shall continue in effect until September 30, 2000 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Trustees of the Trust who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and
(b) by the shareholders or the Board of Trustees of the Trust. The Sub-Advisory Agreement may be terminated at any time upon 60 days' notice by the Advisor or by the Board of Trustees of the Trust or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement.

The sub-advisory fees paid by each Fund listed below for its last three fiscal years are shown below.



   Fund                  Fiscal 2000         Fiscal 1999          Fiscal 1998
   ----                  -----------         -----------          -----------

Asian Growth                                       NA                    NA
Global Income Fund          $                    $73,603              $675,000
International Fund          $0                $2,063,000            $4,612,000


Code of Ethics


The Funds, the Advisor, the Sub-Advisors for Global Income, International and Asian Growth Funds and principal underwriter have each adopted codes of ethics under rule 17j-1 of the Investment Company Act. Board members, officers of the Funds and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Administrative Fee

Global Discovery Fund has entered into an administrative services agreement with the Advisor (the "Administrative Agreement"), pursuant to which the Advisor will provide or pay others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its investment management agreement with Global Discovery Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.40% for Class A, 0.45% for Class B and 0.43% for Class C. One effect of these arrangements is to make the Fund's future expense ratio more predictable.

Various third-party service providers (the "Service Providers"), some of which are affiliated with the Advisor, provide certain services to the Fund pursuant to separate agreements with the Fund. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes net asset value for the Fund and maintains its accounting records. Kemper Service Company is the transfer, shareholder servicing and dividend-paying agent for the shares of the Fund. As custodian, State Street Bank and Trust holds the portfolio securities of the Fund, pursuant to a custodian agreement. PricewaterhouseCoopers LLP audits the financial statements of the Fund and provides other audit, tax, and related services. Dechert acts as general counsel for the Fund.

The Advisor will pay the Service Providers for the provision of their services to the Fund and will pay other fund expenses, including insurance, registration, printing and postage fees. In return, the Fund will pay the Advisor an Administrative Fee.

The Administrative Agreement has an initial term of three years, subject to earlier termination by the Fund's Board. The fee payable by the Fund to the Advisor pursuant to the Administrative Agreement is reduced by the amount of any credit received from the Fund's custodian for cash balances.

Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses; and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). In addition, the Fund will continue to pay the fees required by its investment management agreement with the Advisor.

Administrative Services. Administrative services are provided to each Fund under an administrative services agreement ("administrative agreement") with KDI. KDI bears all its expenses of providing services pursuant to the administrative agreement between KDI and a Fund, including the payment of service fees. For the services under the administrative agreement, each Fund pays KDI an administrative services fee, payable monthly, at the annual rate of up to 0.25% of average daily net assets of each class of the Fund.

KDI has entered into related arrangements with various broker-dealer firms and other service or administrative firms ("firms"), that provide services and facilities for their customers or clients who are investors of a Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A shares, KDI pays each firm a service fee, normally payable quarterly, at an annual rate of (a) up to 0.15% of the net assets for the Global Income and 0.25% of the net assets for the International Fund of these accounts in the fund that it maintains and services that are attributable to Class A shares acquired prior to October 1, 1993, and (b) up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A shares acquired on or after October 1, 1993, in each case commencing with the month after investment, and 0.25% of the net assets for the Asian Growth, Global Blue Chip, Global Discovery Fund, International Research and New Europe Fund of these accounts in the fund that it maintains and services that are attributable to Class A shares, commencing with the month after investment.

With respect to Class B and C shares, KDI currently advances to firms the first year service fee at an annual rate of up to 0.25% (calculated monthly and normally paid quarterly) of the net assets attributable to Class B and Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or the Fund. Firms to which service fees may be paid include affiliates of KDI. In addition, KDI may, from time to time, from its own resources, pay certain additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

Administrative services fees paid by each Fund are set forth below:


                                  Administrative Service Fees Paid by Fund
                                  ----------------------------------------
                                                                                  Total Service    Service Fees Paid by
                               Fiscal                                              Fees Paid by          KDI to KDI
Fund                            Year     Class A      Class B     Class C          KDI to Firms       Affiliated Firms
----                            ----     -------      -------     -------          ------------       ----------------

Kemper Asian Growth Fund       2000       $39,800*    $24,800*     $3,900*           $64,000             $100
-----------------------------------------------------------------------------------------------------------------
                               1999        $14,949     $12,200          $0           $28,844               $0
-----------------------------------------------------------------------------------------------------------------
                               1998         $8,000      $6,000          $0           $20,000               $0
-----------------------------------------------------------------------------------------------------------------
Kemper Global Blue Chip Fund   2000        $3,504*    $19,111*         $0*          $193,547          $359.17
-----------------------------------------------------------------------------------------------------------------
                               1999            $0*         $0*         $0*           $40,814               $0
-----------------------------------------------------------------------------------------------------------------
                               1998            $0*         $0*         $0*            $9,416               $0
-----------------------------------------------------------------------------------------------------------------
Kemper Global Discovery Fund   2000       $301,999    $211,315     $58,099          $571,413           $49.11
-----------------------------------------------------------------------------------------------------------------
                               1999            $0*         $0*     $4,935*           $97,753               $0
-----------------------------------------------------------------------------------------------------------------
                               1998            $0*           -           -          $133,868               $0
-----------------------------------------------------------------------------------------------------------------
Kemper Global Income Fund      2000        $92,900     $12,900      $3,200          $113,800             $600
-----------------------------------------------------------------------------------------------------------------
                               1999       $278,691     $62,196          $0          $159,092               $0
-----------------------------------------------------------------------------------------------------------------
                               1998       $147,000     $38,000      $4,000          $192,000               $0
-----------------------------------------------------------------------------------------------------------------
Kemper International Fund      2000     $1,031,900    $392,600    $104,900        $1,549,000           $1,700
-----------------------------------------------------------------------------------------------------------------
                               1999       $980,937    $332,107     $73,339        $1,386,619               $0
-----------------------------------------------------------------------------------------------------------------
                               1998     $1,013,000    $360,000     $51,000        $1,438,000               $0
-----------------------------------------------------------------------------------------------------------------
Kemper International Research  2000      $117,400*       $700*       $400*          $104,000               $0
Fund
-----------------------------------------------------------------------------------------------------------------
                               1999        $86,490        $250        $144                $0               $0
-----------------------------------------------------------------------------------------------------------------
Kemper New Europe Fund         2000       $799,200     $90,900     $38,800          $854,000              $20
-----------------------------------------------------------------------------------------------------------------
                               1999**     $149,817     $67,185     $11,529          $307,662               $0
-----------------------------------------------------------------------------------------------------------------

*    After waiver.
**   For the twelve months ended November 30, 1999.

KDI also may provide some of the above services and may retain any portion of the fee under the shareholder agreement not paid to firms to compensate itself for administrative functions performed for a Fund. The administrative services fee payable to KDI. Currently, the shareholder services fee payable to KDI is payable at an annual rate of 0.25% based upon Fund assets in accounts for which a firm provides administrative services, and at an annual rate of 0.15% based upon Fund assets in accounts for which there is no firm of record (other than KDI) listed on the Fund's records.

The effective administrative services fee rate to be charged against all assets of a Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which a firm of record provides administrative services, as well as, with respect to Class A shares acquired prior to October 1, 1993, the date when shares representing such assets were purchased. The Board of a Fund, in its discretion, may approve basing the fee to KDI at the annual rate of 0.25% on all Fund assets in the future. In addition, KDI may, from time to time, from its own resources, pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

Certain trustees or officers of the Funds are also directors or officers of the Advisor or KDI as indicated under "Officers and Trustees."

Fund Accounting Agent. Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, MA, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of the Funds and maintaining all accounting records related thereto. Currently, Scudder Fund Accounting Corporation receives an annual fee from Global Blue Chip and International Research Fund of 0.065% of the first $150 million of average daily net assets, 0.040% of the next $850 million, 0.020% of such assets in excess of $1 billion, plus holding and transaction charges for this service. For New
Europe Fund, SFAC receives fees based on the services provided and is approximately equal to 0.10% of the average daily net assets of the Fund. Currently, SFAC receives no fee for its services to Asian Growth, Global Income and International Funds; however, subject to Board approval, some time in the future, SFAC may seek payment for its services under this agreement.

Payments to Scudder Fund Accounting Corporation for the three most recent fiscal periods are as follows:

                                       Fiscal Year/Period       Fiscal Year/Period      Fiscal Year/Period
                Fund                       Ended 2000:             Ended 1999:              Ended 1998:
                ----                       -----------             -----------              -----------

Kemper Asian Growth Fund                       $0                       $0                      $0
--------------------------------------------------------------------------------------------------------------
Kemper Global Blue Chip Fund                  $0**                   $3,923*                   $0**
--------------------------------------------------------------------------------------------------------------
Kemper Global Discovery Fund                $765,719                 $416,308                $302,281
--------------------------------------------------------------------------------------------------------------
Kemper Global Income Fund                      $0                       $0                      $0
--------------------------------------------------------------------------------------------------------------
Kemper International Fund                      $0                       $0                      $0
--------------------------------------------------------------------------------------------------------------


                                       91

                                       Fiscal Year/Period       Fiscal Year/Period      Fiscal Year/Period
                Fund                       Ended 2000:             Ended 1999:              Ended 1998:
                ----                       -----------             -----------              -----------
Kemper International Research Fund           $83,554                    $0                      $0
--------------------------------------------------------------------------------------------------------------
Kemper New Europe Fund                      $328,527                 $213,000                   $0
--------------------------------------------------------------------------------------------------------------
*    For this period, there was a fee reduction of $40,690 by the Advisor.
**   After waiver

For Global Discovery Fund, International Research Fund and New Europe Fund, the amount unpaid at the 2000 fiscal year end was $133,763, $13,854 and $93,414, respectively.

Custodian, Transfer Agent And Shareholder Service Agent. Brown Brothers Harriman & Company, 40 Water Street, Boston, Massachusetts 02109, as custodian, has custody of all securities and cash of the Fund. It attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund.

Previously, for Asian Growth, Global Income, International and International Research Fund, Chase Manhattan Bank, Chase Metrotech Center, Brooklyn, New York 11245, as custodian, had custody of all securities and cash of the Fund. Chase attended to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.

SSB is the transfer agent and dividend-paying agent for Asian Growth Fund, International Fund and Global Income Fund. Pursuant to a services agreement, Kemper Service Company ("KSvC"), an affiliate of the Advisor, serves as "Shareholder Service Agent" of each of these Funds. KSvC acts as the transfer agent and dividend-paying agent, as well as the Shareholder Service Agent of Global Discovery Fund (Classes A, B and C), Global Blue Chip Fund, International Research Fund and New Europe Fund.

In 1998 and 1999, Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105 was the previous transfer agent for the Asian Growth, Global Income, International and New Europe Funds. IFTC received, prior to January 1, 1999, annual account fees at a maximum rate of $6 per account plus set up, transaction, and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B shares only) and out-of-pocket expense reimbursement and effective January 1, 1999, for the Asian Growth and International and New Europe Funds, annual account fees of $10 ($18 for retirement accounts) plus set up, annual fees associated with the contingent deferred sales charge (Class B shares only), an asset-based fee of 0.08% and out-of-pocket reimbursement and, for the Global Income Fund, annual account fees of $14 ($23 for retirement accounts) plus set up, annual fees associated with the contingent deferred sales charge (Class B shares only), an asset-based fee of 0.05% and out-of-pocket reimbursement

Fund                 Fees Paid to KSvC           Fiscal Year 1999            Fiscal Year 1998
----                 Fiscal Year 2000*           ----------------            ----------------
                     -----------------
Kemper Asian              $127,034                    $71,000                     $78,000
Growth Fund
----------------------------------------------------------------------------------------------------
Kemper Global             $124,503                   $117,003                     $30,174
Blue Chip Fund
----------------------------------------------------------------------------------------------------


                                       92

Fund                 Fees Paid to KSvC           Fiscal Year 1999            Fiscal Year 1998
----                 Fiscal Year 2000*           ----------------            ----------------
                     -----------------
Kemper Global            $1,005,602                     --                          --
Discovery Fund
----------------------------------------------------------------------------------------------------
Kemper Global             $119,887                   $165,000                    $197,000
Income Fund
----------------------------------------------------------------------------------------------------
Kemper                   $1,556,306                 $1,795,000                  $2,432,000
International
Fund
----------------------------------------------------------------------------------------------------
Kemper                    $69,868                    $294,000                       --
International
Research Fund
----------------------------------------------------------------------------------------------------
Kemper New                $592,047                  $171,000**                      --
Europe Fund
----------------------------------------------------------------------------------------------------

* At fiscal year end, part of the fee for Global Income Fund ($6,113), International Fund ($392,339) and for New Europe Fund ($226,990) was unpaid.

**   For the period September 3, 1999 through October 31, 1999.

Independent Auditors And Reports To Shareholders. The Funds' (except Global Discovery) independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on the Funds' annual financial statements, review certain regulatory reports and the Funds' federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds. For Global Discovery Fund,
PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110 audits and reports on the Fund's annual financial statements, reviews certain regulatory reports and the Fund's federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel. Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Asian Growth, Global Income, International and New Europe Funds. The law firm of Dechert, Ten Post Office Square, Boston, Massachusetts 02109, serves as counsel to the Global Blue Chip, Global Discovery and International Research Funds.


Trustees/Directors and Officers

The officers and trustees of Kemper Asian Growth Fund, Kemper Global Income Fund and Kemper International Fund, their birth dates, their principal occupations and their affiliations, if any, with the Advisor, Scudder UK, the sub-advisor of the Global and International Funds, and KDI, principal underwriter, are listed below. All persons named as trustees also serve in similar capacities for other funds advised by the Advisor.

Trustees -- Asian Growth, Global Income and International

JOHN W. BALLANTINE (2/16/46), Trustee, 1500 North Lake Shore Drive, Chicago, Illinois; Retired; formerly, First Chicago NBD Corporation/The First National Bank of Chicago: 1996-1998, Executive Vice President and Chief Risk Management Officer; 1995-1996 Executive Vice President and Head of International

Banking; Director, First Oak Brook Bancshares, Inc., Oak Brook Bank and Tokheim Corporation.

LEWIS A. BURNHAM (1/8/33), Trustee, 16410 Avila Boulevard, Tampa, Florida; Retired; formerly, Partner, Business Resources Group; formerly, Executive Vice President, Anchor Glass Container Corporation.

LINDA  C.  COUGHLIN  (1/1/52),   Trustee,  Vice  President  and  Chairman*,  Two
International Place, Boston, Massachusetts; Managing Director, Zurich Scudder Investments, Inc.; Director and Vice Chairman of KDI.

DONALD L.  DUNAWAY  (3/8/37),  Trustee,  7011  Green Tree  Drive  #903,  Naples,
Florida; Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer).

ROBERT B. HOFFMAN (12/11/36), Trustee, 1530 North State Parkway, Chicago, Illinois; Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries); formerly, Vice Chairman and Chief
Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); formerly, Vice President, Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals); Director, Harnischfeger Industries, Inc.

DONALD R. JONES (1/17/30), Trustee, 182 Old Wick Lane, Inverness, Illinois; Retired; formerly, Executive Vice President and Chief Financial Officer, Motorola, Inc.; formerly Director, Motorola, Inc. (manufacturer of electronic equipment and components)

SHIRLEY D. PETERSON (9/3/41), Trustee, 9317 Salisbury Avenue, Lubbock, Texas; Retired, formerly President, Hood College; formerly, Partner, Steptoe & Johnson (attorneys); prior thereto, Commissioner, Internal Revenue Service; prior thereto, Assistant Attorney General, U.S. Department of Justice; Director, Bethlehem Steel Corp.

WILLIAM P. SOMMERS (7/22/33), Trustee, 24717 Harbour View Drive, Ponte Vedra Beach, Florida; Retired, formerly, President and Chief Executive Officer, SRI International (research and development); prior thereto, Executive Vice President, Iameter (medical information and educational service provider); prior thereto, Senior Vice President and Director, Booz, Allen & Hamilton, Inc. (management consulting firm) ; Director, PSI Inc., Evergreen Solar, Inc., and Litton Industries; Advisor, Guckenheimer Enterprises; Consultant and Director, SRI/Atomic Tangerine.

Officers -- All Funds

MARK  S.  CASADY  (9/21/60),   President*,   Two  International  Place,  Boston,
Massachusetts; Managing Director, Zurich Scudder Investments; Director and Chairman of KDI.

PHILIP J. COLLORA (11/15/45), Vice President and Assistant Secretary*, 222 South Riverside Plaza, Chicago, Illinois; Attorney, Senior Vice President, Zurich Scudder Investments; Assistant Secretary of KDI.

KATHRYN L. QUIRK (12/3/52), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Zurich Scudder Investments; Director, Secretary, Chief Legal Officer and Vice President of KDI.

LINDA J. WONDRACK (9/12/64), Vice President*, Two International Place, Boston, Massachusetts; Senior Vice President, Zurich Scudder Investments; Vice President and Chief Compliance Officer of KDI.


JOHN  R.  HEBBLE  (6/27/58),   Treasurer*,   Two  International  Place,  Boston,
Massachusetts; Senior Vice President, Zurich Scudder Investments.

BRENDA LYONS (2/21/63), Assistant Treasurer*, Two International Place, Boston, Massachusetts; Senior Vice President, Zurich Scudder Investments.

CAROLINE PEARSON (4/1/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Senior Vice President, Zurich Scudder Investments.


MAUREEN  E.  KANE  (2/14/62),   Secretary*,  Two  International  Place,  Boston,
Massachusetts; Vice President, Zurich Scudder Investments.




Additional Officers for Global Income Fund only:


RICHARD L. VANDENBERG (11/16/49), Vice President, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Zurich Scudder Investments.


JAN C. FALLER (8/18/66), Vice President*, Two International Place, Boston, Massachusetts; Vice President, Zurich Scudder Investments.



Additional Officers for Asian Fund only:


TIEN YU SIEH (9/26/69), Vice President*, 345 Park Avenue, New York, New York, Senior Vice President, Zurich Scudder Investments.


WILLIAM T. TRUSCOTT (9/14/60), Vice President*, 345 Park Avenue, New York, New York, Managing Director, Zurich Scudder Investments.



Additional Officers for International Fund only:


IRENE CHENG (6/6/54), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Zurich Scudder Investments.

WILLIAM T. TRUSCOTT (9/14/60), Vice President*, 345 Park Avenue, New York, New York, Managing Director, Zurich Scudder Investments.

* Interested persons of the Fund as defined in the Investment Company Act of 1940.


The trustees and officers who are "interested persons" as designated above receive no compensation from the Funds. The tables below shows amounts paid or accrued to those trustees who are not designated "interested persons" during each Fund's 2000 fiscal year except that the information in the last column is for calendar year 2000.


Trustees -- Asian, Global and International Funds



                                                                                        Total Compensation
                                                                                           From Funds and
                                            Aggregate Compensation From Funds           Kemper Fund Complex
                                            ---------------------------------           -------------------
                                    Asian
                                   Growth           Kemper               Kemper          Paid To Trustees
         Name of Trustee             Fund     Global Income Fund   International Fund          (2)(3)
         ---------------             ----     ------------------   ------------------          ------
John W. Ballantine                   $900           $1,600               $3,900             $183,570
Lewis A. Burnham                     $900           $1,600               $3,800             $154,040
Donald L. Dunaway(1)                $1,100          $1,800               $4,400             $205,400
Robert B. Hoffman                   $1,000          $1,700               $4,100             $163,890
Donald R. Jones                     $1,000          $1,700               $4,000             $163,170
Shirley D. Peterson                  $900           $1,600               $3,700             $149,010
William P. Sommers                   $900           $1,600               $3,800             $153,330

(1) Pursuant to deferred compensation agreements with certain Funds, Mr. Dunaway had deferred, in prior years, compensation from certain Funds. Deferred amounts accrue interest monthly at a rate approximate to the yield of Zurich Money Funds - Zurich Money Market Fund. Total deferred fees (including interest thereon) payable from Asian, Global and International Funds, respectively are $0, $13, 300 and $1, 400 to Mr. Dunaway.

(2) Includes compensation for service on the boards of 25 funds managed by the Advisor with 41 fund portfolios. Each trustee currently serves as a trustee of 27 funds managed by the Advisor with 47 fund portfolios.

(3) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings in connection with the Advisor's restructuring initiative (which included a comprehensive review of Advisor's proposals, including a branding change, combination of certain funds, liquidations of certain funds, implementation of an administrative agreement for certain funds and the consolidation of certain boards). Such amounts totaled $77,760, $43,200, $77,760, $47,520, $43,200, $47,520, and $43,200 for Messrs.
     Ballantine, Burnham, Dunaway, Hoffman, Jones, Sommers and Ms. Peterson, respectively. A portion of these meeting fees were borne by Advisor.

As of January 31, 2001, the Directors/Trustees and officers as a group owned less than 1% of the then outstanding shares of each Fund and no person owned of record more than 5% of the outstanding shares of any class of any Fund, except as shown below:

ASIAN GROWTH FUND

As of January 31, 2001, 104,777 shares in the aggregate, or 5.81% of the outstanding shares of Kemper Asian Growth Fund, Class A were held in the name of National Financial Services Corp., for the benefit of Gordon Emerson, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2001, 73,313 shares in the aggregate, or 6.12% of the outstanding shares of Kemper Asian Growth Fund, Class B were held in the name of National Financial Services Corp., for the benefit of Brenda Martin, IRA, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2001, 12,530 shares in the aggregate, or 6.13% of the outstanding shares of Kemper Asian Growth Fund, Class C were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

GLOBAL INCOME FUND

As of January 31, 2001, 314,511 shares in the aggregate, or 6.52% of the outstanding shares of Kemper Global Income Fund, Class A were held in the name of National Financial Services Corp., for the benefit of Irene Simpson, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2001, 527,531 shares in the aggregate, or 10.94% of the outstanding shares of Kemper Global Income Fund, Class A were held in the name of First Clearing Corp., for the benefit of Mollie Oren, 10700 Wheat First Drive, Glen Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2001, 40,478 shares in the aggregate, or 6.97% of the outstanding shares of Kemper Global Income Fund, Class B were held in the name of Merrill, Lynch, Pierce, Fenner and Smith, for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2001, 34,959 shares in the aggregate, or 6.02% of the outstanding shares of Kemper Global Income Fund, Class B were held in the name of First Clearing Corp., Frederick Hart, Trustee for the benefit of Leann Hart,10700 Wheat First Drive, Glen Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2001, 37,640 shares in the aggregate, or 25.82% of the outstanding shares of Kemper Global Income Fund, Class C were held in the name of Raymond James & Associates, custodian for Peggy Ann Trenham, IRA, P.O. Box 12749, St. Petersburg, FL 33733 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2001, 17,086 shares in the aggregate, or 11.73% of the outstanding shares of Kemper Global Income Fund, Class C were held in the name of Linsco/Private Ledger Corp., 9785 Towne Center Drive, San Diego, CA 92121 who may be deemed to be the beneficial owner of certain of these shares.

KEMPER INTERNATIONAL FUND

As of January 31, 2001, 2,686,050 shares in the aggregate, or 7.95% of the outstanding shares of Kemper International Fund, Class A were held in the name of Bear Stearns & Co., 245 Park Avenue, New York, NY 10167 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2001, 610,906 shares in the aggregate, or 5.02% of the outstanding shares of Kemper International Fund, Class B were held in the name of National Financial Services Corp., for the benefit of Beverly Marks, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2001, 234,749 shares in the aggregate, or 5.94% of the outstanding shares of Kemper International Fund, Class C were held in the name of National Financial Services Corp., for the benefit of Paul Beach, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2001, 303,633 shares in the aggregate, or 7.68% of the outstanding shares of Kemper International Fund, Class C were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2001, 452,279 shares in the aggregate, or 11.44% of the outstanding shares of Kemper International Fund, Class C were held in the name of Merrill, Lynch, Pierce, Fenner and Smith, for the exclusive benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2001, 285,595 shares in the aggregate, or 7.22% of the outstanding shares of Kemper International Fund, Class C were held in the name of Banc One Securities, 111 Polaris Parkway, Columbus, OH 43240 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2001, 333,609 shares in the aggregate, or 31.31% of the outstanding shares of Kemper International Fund, Class I were held in the name of Scudder Trust Company, for the benefit of Zurich Scudder Investments, Inc., 11 Northeastern Blvd., Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2001, 692,655 shares in the aggregate, or 65.02% of the outstanding shares of Kemper International Fund, Class I were held in the name of Zurich Scudder Investments, Inc. Profit Sharing Plan, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

Officers and Directors  -- Global Blue Chip, International Research, New Europe

The officers and directors of Kemper Global Blue Chip, International Research Fund and New Europe Fund, their birth dates, their principal occupations and their affiliations, if any, with the Advisor, and KDI, the principal underwriter, are listed below. All persons named as directors also serve in similar capacities for other funds advised by the Advisor:

MARK S. CASADY (9/21/60)* President, Two International Place, Boston, Massachusetts, Managing Director, of the Advisor; Director and Chairman of KDI; formerly, Institutional Sales Manager of an unaffiliated mutual fund distributor.

JAMES E. AKINS (10/15/26) Director, 2904 Garfield Terrace, N.W., Washington, D.C.; Consultant on International, Political and Economic Affairs; formerly a career United States Foreign Service Officer, Energy Adviser for the White House and United States Ambassador to Saudi Arabia, 1973-76.

JAMES R. EDGAR (07/22/46) Director, 1927 County Road, 150E, Seymour, Illinois; Distinguished Fellow, Institute of Government and Public Affairs, University of Illinois; Director, Kemper Insurance Companies (not affiliated with the Kemper Funds); Director, John B. Sanfilippo & Son, Inc.; Director, Horizon Group Properties, Inc.; formerly, Governor of the State of Illinois, 1991-1999.

ARTHUR R. GOTTSCHALK (2/13/25) Director, 10642 Brookridge Drive, Frankfort, Illinois, Retired; formerly, President, Illinois Manufacturers Association; Trustee, Illinois Masonic Medical Center; formerly, Illinois State Senator; formerly, Vice President, The Reuben H. Donnelly Corp; formerly, attorney.

FREDERICK T. KELSEY (4/25/27) Director, 738 York Court, Northbrook, Illinois; Retired; formerly, consultant to Goldman, Sachs & Co.; formerly, President, Treasurer and Trustee of Institutional Liquid Assets and its affiliated mutual funds; formerly, President and Trustee of the Northern Institutional Funds, formerly, President and Trustee of the Pilot Funds.

FRED B. RENWICK (2/1/30) Director, 3 Hanover Square, New York, New York; Professor of Finance, New York University, Stern School of Business; Director, the Wartburg Foundation; Chairman Finance Committee of Morehouse College Board of Trustees; Director, American Bible Society Investment Committee; formerly, member of the Investment Committee of Atlanta University Board of Trustees; formerly Director of Board of Pensions, Evangelical Lutheran Church of America.

LINDA  C.  COUGHLIN  (1/1/52),   Trustee,  Vice  President  and  Chairman*,  Two
International Place, Boston, Massachusetts; Managing Director, of the Advisor, Director and Vice Chairman of KDI.

KATHRYN L. QUIRK (12/3/52)*, Director and Vice President, 345 Park Avenue, New York, New York; Managing Director, of the Advisor; Director, Secretary, Chief Legal Officer and Vice President of KDI.

JOHN G. WEITHERS (8/8/33) Director, 404 Kenmore Drive, Burridge, Illinois; Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange; Director, Federal Life Insurance Company, President of the Members of the Corporation and Trustee, DePaul University.

PHILIP J. COLLORA (11/15/45)* Vice President and Assistant Secretary,  222 South
Riverside  Plaza,  Chicago,   Illinois;  Senior  Vice  President  and  Assistant
Secretary, of the Advisor; Assistant Secretary of KDI.

LINDA J. WONDRACK (9/12/64)* Vice President, Two International Place, Boston, Massachusetts; Managing Director, of the Advisor, Vice President and Chief Compliance Officer of KDI

JOHN  R.  HEBBLE  (6/27/58)*,   Treasurer,   Two  International  Place,  Boston,
Massachusetts; Senior Vice President, of the Advisor.

BRENDA LYONS (2/21/63)*, Assistant Treasurer, Two International Place, Boston, Massachusetts; Senior Vice President, of the Advisor.

MAUREEN E. KANE (2/14/62)*, Secretary*, Two International Place, Boston, Massachusetts; Vice President, of the Advisor; formerly, Assistant Vice President of an unaffiliated investment management firm; prior thereto, Associate Staff Attorney of an unaffiliated investment management firm; Associate, Peabody & Arnold (law firm).

CAROLINE  PEARSON  (4/1/62)*,  Assistant  Secretary,  Two  International  Place,
Boston,  Massachusetts;   Senior  Vice  President,  of  the  Advisor;  formerly,
Associate, Dechert Price & Rhoads



Additional Officers for Global Blue Chip and International Research Fund only:

WILLIAM F. TRUSCOTT (9/14/60)* Vice President, 345 Park Avenue, New York, New York; Managing Director, of the Advisor.

WILLIAM E. HOLZER (7/27/49)* Vice President, 345 Park Avenue, New York, New York; Managing Director, of the Advisor.

TARA C. KENNEY (10/7/60)* Vice President, Two International Place, Boston, Massachusetts; Senior Vice President, Zurich Scudder Investments, Inc.




Additional Officers for New Europe Fund only:

WILLIAM F. TRUSCOTT (9/14/60)* Vice President, 345 Park Avenue, New York, New York; Managing Director, of the Advisor.

CAROL L. FRANKLIN (12/3/52)* Vice President, 345 Park Avenue, New York, New York; Managing Director, of the Advisor.

The trustees and officers who are "interested persons" as designated above receive no compensation from the Funds. The tables below shows amounts paid or accrued to those trustees who are not designated "interested persons" during each Fund's 2000 fiscal year except that the information in the last column is for calendar year 2000.

Compensation of Officers and Directors

                                                   Aggregate
                                                  Compensation                                     Total
                                             From all Funds in the        Aggregate            Compensation
                                                 Kemper Global/       Compensation from      From Kemper Fund
                                             International Series,    Kemper New Europe       Complex Paid to
            Name of Board Member                     Inc.                 Fund, Inc.        Board Members^(1)^(3)
            --------------------                     -----                ----------        ---------------------
James E. Akins.....................                 $9,900                 $4,000              $195,500

James R. Edgar.....................                 $9,900                 $4,000              $195,100

Arthur R. Gottschalk (2)...........                 $9,800                 $4,000              $189,700

Frederick T. Kelsey................                 $9,900                 $4,100              $200,300

Fred B. Renwick....................                 $9,900                 $4,100              $204,600

John G. Weithers...................                $10,000                 $4,700              $239,200

^(1) Includes  compensation for service on the boards of 15 Kemper funds with 53 portfolios. Each board member currently serves as a board member of 15 Kemper Funds with 53 fund portfolios.

^(2) Includes deferred fees. Pursuant to deferred compensation agreements with certain Kemper funds, deferred amounts accrue interest monthly at a rate approximate to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total deferred fees (including interest thereon) payable from International Research Fund and New Europe Fund to Mr. Gottschalk were $28,500 and $8,900, respectively.

^(3) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings in connection with the Advisor's restructuring initiative (which included a comprehensive review of Advisor's proposals, including a branding change, combination of certain funds, liquidations of certain funds, implementation of an administrative agreement for certain funds and the consolidation of certain boards). Such amounts totaled $38,880, $39,420, $39,420, $43,200, $47,520 and $82,080, for Messrs. Akins, Edgar,
     Gottschalk, Kelsey, Renwick and Weithers, respectively. A portion of these meeting fees were borne by Advisor.

As of January 31, 2001, the Directors/Trustees and officers as a group owned less than 1% of the then outstanding shares of each Fund and no person owned of record more than 5% of the outstanding shares of any class of any Fund, except as shown below:

GLOBAL BLUE CHIP FUND

As of January 31, 2001, 89,499 shares in the aggregate, or 7.54% of the outstanding shares of Kemper Global Blue Chip Fund, Class B were held in the name of Donaldson, Lufkin and Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2001, 27,555 shares in the aggregate, or 7.12% of the outstanding shares of Kemper Global Blue Chip Fund, Class B were held in the name of Sterling Trust Company, custodian for Diana Roy, IRA, P.O. Box 2518, Waco, TX 76702 who may be deemed to be the beneficial owner of certain of these shares.

INTERNATIONAL RESEARCH FUND

As of January 31, 2001, 266,948 shares in the aggregate, or 8.20% of the outstanding shares of Kemper International Research Fund, Class A were held in the name of National Financial Services Corp., for the benefit of Donald and Theresa Sull, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2001, 211,703 shares in the aggregate, or 6.50% of the outstanding shares of Kemper International Research Fund, Class A were held in the name of Charles Schwab & Company, 101 Montgomery Street, San Francisco, CA 94104 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2001, 13,364 shares in the aggregate, or 22.52% of the outstanding shares of Kemper International Research Fund, Class B were held in the name of SSC Investment Corp., 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2001, 3,191 shares in the aggregate, or 5.38% of the outstanding shares of Kemper International Research Fund, Class B were held in the name of Scudder Trust Company, for the benefit of

Donna Rigdon Toole, 11 Northeastern Blvd., Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2001, 4,300 shares in the aggregate, or 7.24% of the outstanding shares of Kemper International Research Fund, Class B were held in the name of Scudder Trust Company, for the benefit of Roxanna Larsen Pettigrew, 11 Northeastern Blvd., Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2001, 10,303 shares in the aggregate, or 17.36% of the outstanding shares of Kemper International Research Fund, Class B were held in the name of Scudder Trust Company, for the benefit of Roxanna Larsen Pettigrew, 11 Northeastern Blvd., Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2001, 16,852 shares in the aggregate, or 28.40% of the outstanding shares of Kemper International Research Fund, Class B were held in the name of Wexford Clearing Services Corp. for the benefit of Charlie and Joan Alberto, Livingston, NJ 07039 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2001, 13,339 shares in the aggregate, or 70.76% of the outstanding shares of Kemper International Research Fund, Class C were held in the name of SSC Investment Corp., 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2001, 1,337 shares in the aggregate, or 7.09% of the outstanding shares of Kemper International Research Fund, Class C were held in the name of Zurich Scudder Investments, Inc., for the benefit of Seth Grossman, Boston, MA 02110 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2001, 1,613 shares in the aggregate, or 8.55% of the outstanding shares of Kemper International Research Fund, Class C were held in the name of Canton Radiology Services, Money Purchase Plan, 127 Palm Street, Canton, IL 61520 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2001, 1,196 shares in the aggregate, or 6.34% of the outstanding shares of Kemper International Research Fund, Class C were held in the name of Scudder Trust Company, for the benefit of Carlos Martinez, 11 Northeastern Blvd., Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

NEW EUROPE FUND

As of January 31, 2001, 1,453,975 shares in the aggregate, or 7.59% of the outstanding shares of Kemper New Europe Fund, Class A were held in the name of National Financial Services Corp., for the benefit of T.R. Thiaga-Rajan, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2001, 1,419,284 shares in the aggregate, or 7.41% of the outstanding shares of Kemper New Europe Fund, Class A were held in the name of Smith Barney, Inc., Mutual Funds Dept., for the benefit of Jean Jacques Schnolls, IRA, 333 W.34th Street, New York, NY 10001 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2001, 1,444,481 shares in the aggregate, or 7.54% of the outstanding shares of Kemper New Europe Fund, Class A were held in the name of Charles Schwab and Company, special custody account, 101

Montgomery Street, San Francisco, CA 94104 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2001, 385,480 shares in the aggregate, or 11.58% of the outstanding shares of Kemper New Europe Fund, Class B were held in the name of National Financial Services Corp., for the benefit of Mayra Tabbaa, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2001, 298,609 shares in the aggregate, or 8.97% of the outstanding shares of Kemper New Europe Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2001, 79,742 shares in the aggregate, or 6.00% of the outstanding shares of Kemper New Europe Fund, Class C were held in the name of Merrill, Lynch, Pierce, Fenner and Smith, for the exclusive benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2001, 77,575 shares in the aggregate, or 7.49% of the outstanding shares of Kemper New Europe Fund, Class C were held in the name of Pipper Jaffray Inc., P.O. Box 28, Minneapolis, MN 55440 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2001, 70,230 shares in the aggregate, or 5.28% of the outstanding shares of Kemper New Europe Fund, Class C were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.


Officers And Directors  -- Global Discovery

The officers and directors of Global Discovery Fund, their birth dates, their principal occupations and their affiliations, if any, with the Advisor, and the principal underwriter, are listed below. All persons named as directors also serve in similar capacities for other funds advised by the Advisor:

                                                                                                    Position with
                                                                                                  Underwriter, Kemper
Name, Age, and Address         Position with Fund            Principal Occupation**               Distributors, Inc.
----------------------         ------------------            --------------------                 ------------------
Henry P. Becton, Jr. (57)         Director                   President and General Manager,                 --
WGBH                                                         WGBH Educational Foundation
125 Western Avenue
Allston, MA 02134

Linda C. Coughlin (49)+*          President and Director     Managing Director of Zurich          Director and Vice
                                                             Scudder Investments, Inc.            Chairman

Dawn-Marie Driscoll (54)          Director                   Executive Fellow, Center for                   --
4909 SW 9th Place                                            Business Ethics, Bentley College;
Cape Coral, FL  33914                                        President, Driscoll Associates
                                                             (consulting firm)

Edgar R. Fiedler (71)             Director                   Senior Fellow and Economic                     --
50023 Brogden                                                Counselor, The Conference Board,
Chapel Hill, NC                                              Inc. (not-for-profit business
                                                             research organization)

Keith R. Fox (46)                 Director                   General Partner, Exeter Group of               --
10 East 53rd Street                                          Funds
New York, NY  10022



                                      105

                                                                                                    Position with
                                                                                                  Underwriter, Kemper
Name, Age, and Address         Position with Fund            Principal Occupation**               Distributors, Inc.
----------------------         ------------------            --------------------                 ------------------
Joan E. Spero (56)                Director                   President, Doris Duke Charitable               --
Doris Duke Charitable Foundation                             Foundation; Department of State -
650 Fifth Avenue                                             Undersecretary of State for
New York, NY  10128                                          Economic, Business and
                                                             Agricultural Affairs (March 1993
                                                             to January 1997)

Jean Gleason Stromberg (57)       Director                   Consultant; Director, Financial                --
3816 Military Road, NW                                       Institutions Issues, U.S. General
Washington, D.C.                                             Accounting Office (1996-1997);
                                                             Partner, Fulbright & Jaworski (law
                                                             firm) (1978-1996)

Jean C. Tempel (57)               Director                   Managing  Director, First Light                --
One Boston Place 23rd Floor                                  Capital, LLC (venture capital firm)
Boston, MA 02108

Steven Zaleznick (46)*            Director                   President and CEO, AARP Services,              --
601 E Street                                                 Inc.
Washington, D.C. 20004

Kathryn L. Quirk (48)++           Vice President and         Managing Director of Zurich          Director, Secretary,
                                  Assistant Secretary        Scudder Investments, Inc.            Vice President and
                                                                                                  Chief Legal Officer

Thomas V. Bruns (42)#             Vice President             Managing Director of Zurich          President
                                                             Scudder Investments, Inc.

John R. Hebble (42)+              Treasurer                  Senior Vice President of Zurich                --
                                                             Scudder Investments, Inc.

Brenda Lyons (37)+                Assistant Treasurer        Senior Vice President of Zurich                --
                                                             Scudder Investments, Inc.

Caroline Pearson (38)+            Assistant Secretary        Senior Vice President of Zurich
                                                             Scudder Investments, Inc.;
                                                             Associate, Dechert Price & Rhoads
                                                             (law firm) 1989 - 1997

John Millette (38)+               Vice President and         Vice President of Zurich Scudder               --
                                  Secretary                  Investments, Inc.

William F. Glavin (42)+           Vice President             Managing Director of Zurich          Managing Director
                                                             Scudder Investments, Inc.

                                      106

                                                                                                    Position with
                                                                                                  Underwriter, Kemper
Name, Age, and Address         Position with Fund            Principal Occupation**               Distributors, Inc.
----------------------         ------------------            --------------------                 ------------------
James E. Masur (40)+              Vice President             Senior Vice President of Zurich                --
                                                             Scudder Investments, Inc.

Howard Schneider (43)+            Vice President             Managing Director of Zurich                    --
                                                             Scudder Investments, Inc.

Gerald J. Moran (60)++            Vice President             Managing Director of Zurich                    --
                                                             Scudder Investments, Inc.

Isabel Saltzman (45)+             Vice President             Managing Director of Zurich                    --
                                                             Scudder Investments, Inc.


* Ms. Coughlin and Mr. Zaleznick are considered by the Funds and their counsel to be persons who are "interested persons" of the Advisor or of the Corporation, within the meaning of the Investment Company Act of 1940, as amended.

** Unless otherwise stated, all of the Directors and officers have been associated with their respective companies for more than five years, but not necessarily in the same capacity.

+    Address:  Two International Place, Boston, Massachusetts

++   Address:  345 Park Avenue, New York, New York

#    Address: 222 South Riverside Plaza, Chicago, Illinois

The Directors and officers of the Funds also serve in similar capacities with other Scudder Funds.

The table below shows amounts paid or accrued to those Directors who are not designated "interested persons" by the Corporation, during the 2000 fiscal year and by all of the Scudder funds as a group.


Name                               Global/International Fund, Inc.*                     All Scudder Funds
----                               -------------------------------                      -----------------
Henry P. Becton                              $3,386.56                                     $156,218.60
Dawn-Marie Driscoll                         $16,734.36                                     $154,587.00
Edgar R. Fiedler+                            $3,461.38                                     $115,813.60
Keith R. Fox                                $21,682.56                                     $174,438.60
Joan E. Spero                               $19,757.43                                     $170,313.60
Jean Gleason Stromberg                       $3,386.56                                     $97,571.60
Jean C. Tempel                               $3,386.56                                     $149,612.60


* Global/International Fund, Inc. consists of four funds: Scudder Global Fund, Scudder Global Bond Fund, Global Discovery Fund and Scudder Emerging Markets Income Fund.

+ Mr. Fiedler's total compensation includes the $9,900 accrued, but not received, through the deferred compensation program.

As of January 31, 2001, the Directors and officers as a group owned less than 1% of the then outstanding shares of each Fund and no person owned of record more than 5% of the outstanding shares of any class of any Fund, except as shown below:

GLOBAL DISCOVERY FUND

As of January 31, 2001, 1,269,410 shares in the aggregate, or 7.32% of the outstanding shares of Scudder Global Discovery Fund, Class S were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA, 94101 who may be deemed to be beneficial owner of such shares.

Members of the Board of Directors who are employees of the Advisor or its affiliates receive no direct compensation from the Corporation, although they are compensated as employees of the Advisor, or its affiliates, as a result of which they may be deemed to participate in fees paid by each Fund.


Principal Underwriter. Pursuant to separate underwriting and distribution services agreements ("distribution agreements"), Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois, 60606, an affiliate of the Advisor, is the principal underwriter and distributor for the shares of each Fund and acts as agent of the Fund in the continuous offering of its shares. KDI bears all of its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. Each Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs.

Each distribution agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Trustees/Directors of each Fund, including the Trustees/Directors who are not interested persons of each Fund and who have no direct or indirect financial interest in the agreement. Each agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a Fund or by KDI upon 60 days' notice. Termination by a Fund with respect to a class may be by vote of a majority of the Board of Trustees/Directors, or a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the class of the Fund, as defined under the Investment Company Act of 1940. The agreement may not be amended for a class to increase the fee to be paid by a Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of the Fund and all material amendments must in any event be approved by the Board of Trustees/Directors in the manner described above with respect to the continuation of the agreement. The provisions concerning the continuation, amendment and termination of the distribution agreement are on a Fund by Fund basis and for each Fund on a class by class basis.

Class A Shares. KDI receives no compensation from the Funds as principal underwriter for Class A shares and pays all expenses of distribution of each Fund's Class A shares under the distribution agreements not otherwise paid by dealers or other financial services firms. As indicated under "Purchase of Shares," KDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of each Fund's shares. The following information concerns the underwriting commissions paid in connection with the distribution of each Fund's Class A shares for the fiscal years noted.




                                  Commissions             Commissions
                                  Retained By             Underwriter Paid To     Commissions Paid To
Fund           Fiscal Year        Underwriter             All Firms               Kemper Affiliated Firms
----           -----------        -----------             ---------               -----------------------
Kemper Asian
Growth Fund        2000             $18,384                $40,300                            --
---------------------------------------------------------------------------------------------------------
                   1999              $6,000                $29,000                            --
---------------------------------------------------------------------------------------------------------
                   1998              $3,000                $37,000                            --
---------------------------------------------------------------------------------------------------------
Kemper Global
Blue Chip Fund     2000              $3,782                $23,395                            --
---------------------------------------------------------------------------------------------------------
                   1999              $6,328                $38,617                            --
---------------------------------------------------------------------------------------------------------
                   1998+             $3,024               $136,361                            --
---------------------------------------------------------------------------------------------------------
Kemper Global
Discovery Fund     2000             $29,121               $373,638                            --
---------------------------------------------------------------------------------------------------------
                   1999              $5,643               $206,026                            --
---------------------------------------------------------------------------------------------------------
                   1998*                 $0               $133,868                            --
---------------------------------------------------------------------------------------------------------
Kemper Global
Income Fund        2000              $1,900                 $6,500                            --
---------------------------------------------------------------------------------------------------------
                   1999              $3,000                $12,000                            --
---------------------------------------------------------------------------------------------------------
                   1998              $3,000                $24,000                            --
---------------------------------------------------------------------------------------------------------
Kemper
International Fund 2000             $70,113               $388,700                            --
---------------------------------------------------------------------------------------------------------
                   1999             $71,000               $484,000                            --
---------------------------------------------------------------------------------------------------------
                   1998            $105,000               $887,000                            --
---------------------------------------------------------------------------------------------------------
Kemper International
Research Fund      2000                $652                 $3,100                            --
---------------------------------------------------------------------------------------------------------
                   1999              $1,000                     $0                            --
---------------------------------------------------------------------------------------------------------
Kemper New
Europe Fund        2000             $69,745               $115,500                            --
---------------------------------------------------------------------------------------------------------
                   1999**           $14,000                $76,000                            --
---------------------------------------------------------------------------------------------------------

+    From December 31, 1997 (commencement of operations) to October 31, 1998

*    From April 16, 1998 (inception of class) through October 31, 1998

** From September 3, 1999 through October 31, 1999.


Class B Shares. For its services under the distribution agreement, KDI receives a fee from each Fund under a Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of each Fund attributable to Class B shares. This fee is accrued daily as an expense of Class B shares. KDI also receives any contingent deferred sales charges. See "Redemption or Repurchase of Shares--Contingent Deferred Sales

Charge -- Class B Shares." KDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

Class C Shares. For its services under the distribution agreement, KDI receives a fee from each Fund under a Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of each Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, KDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or a Fund. KDI also receives any contingent deferred sales charges. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charges--Class C Shares".


Class B Shares And Class C Shares. Each Fund has adopted a plan under Rule 12b-1 that provides for fees payable as an expense of the Class B shares and Class C shares that are used by KDI to pay for distribution andservices for those classes. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of an investment and cost more than other types of sales charges.



Expenses of the Funds and of KDI, in connection with the Rule 12b-1 Plans for the Class B and Class C shares are set forth below. A portion of the marketing, sales and operating expenses shown below could be considered overhead expense.


                       Other Distribution Expenses Paid By Underwriter -- Class B Shares
----------------------------------------------------------------------------------------------------------------------------------
                    Distribution Contingent    Total         Commissions
                    Fees Paid    Deferred      Commissions   Paid By                                 Marketing
                    By Fund      Sales         Paid By       Underwriter     Advertising             and       Misc.      Interest
Fund Class  Fiscal  To           Charges To    Underwriter   To Affiliated   and         Prospectus  Sales     Operating  Fund
B Shares     Year   Underwriter  Underwriter   To Firms      Firms           Literature  Printing    Expenses  Expenses   Expenses
--------     ----   -----------  -----------   --------      -----           ----------  --------    --------  --------   --------
Asian        2000   $76,246      $24,821       $65,384        0              $10,141     $1,122      $8,114    $10,895    $77,448
----------------------------------------------------------------------------------------------------------------------------------
             1999   $35,525      $17,772       $53,606       --               $3,659       $384      $10,587   $16,964    $31,874
----------------------------------------------------------------------------------------------------------------------------------
             1998   $21,000      $6,000        $53,000       --               $7,000     $1,000      $14,000   $28,000    $18,000
----------------------------------------------------------------------------------------------------------------------------------
Blue Chip    2000   $91,468      $23,772       $124,388       0              $17,829     $1,849      $12,693   $15,019    $41,178
----------------------------------------------------------------------------------------------------------------------------------
             1999   $39,778      $10,159       $121,886      --               $9,074       $682      $24,791    $8,865    $18,243
----------------------------------------------------------------------------------------------------------------------------------
            1998+   $0+          $426          $93,220       --               $4,946       $777      $13,165   $13,180     $4,165
----------------------------------------------------------------------------------------------------------------------------------
Discovery    2000   $633,645     $175,773      $1,299,744     0             $194,074    $18,163      $89,972   $22,163   $220,141
----------------------------------------------------------------------------------------------------------------------------------
             1999   $100,084     $36,221       $281,041      --              $23,928     $1,760      $65,110    $6,801    $44,791
----------------------------------------------------------------------------------------------------------------------------------
            1998*   $11,000      $0            $237,000      --               $6,000     $1,000      $17,000    $3,000     $7,000
----------------------------------------------------------------------------------------------------------------------------------
Income       2000   $38,622      $32,650       $16,651        0               $1,101       $209       $2,700      $339   ($81,200)
----------------------------------------------------------------------------------------------------------------------------------
             1999 $1,001,223     $431,781      $852,100      --              $79,748     $4,428     $200,250   $32,887   $567,732
----------------------------------------------------------------------------------------------------------------------------------
             1998   $120,000     $52,000       $58,000       --               $7,000     $1,000      $12,000   $19,000   ($41,000)
----------------------------------------------------------------------------------------------------------------------------------
Int'l        2000 $1,175,430     $474,265      $965,212       0             $138,528    $14,252      $95,483   $22,599   $734,188
----------------------------------------------------------------------------------------------------------------------------------
             1999 $1,234,000     $285,000      $1,313,000    --             $173,000    $20,000     $358,000   $74,000   $509,000
----------------------------------------------------------------------------------------------------------------------------------
             1998   $970,000     $227,000      $1,709,000    --             $219,000    $15,000     $595,000   $94,000   $395,000
----------------------------------------------------------------------------------------------------------------------------------
Research     2000   $1,981       $17,745       $7,205         0                 $673        $76         $456    $8,632    ($2,512)
----------------------------------------------------------------------------------------------------------------------------------
             1999   $775         $42,906       $1,182        --                 $379        $37       $1,090    $4,009     $1,136
----------------------------------------------------------------------------------------------------------------------------------
New Europe   2000   $115,867     $18,621       $129,293       0              $80,732     $7,577      $55,173   $14,180    $17,891
----------------------------------------------------------------------------------------------------------------------------------
             1999** $264         $120,415      $225,018      --              $25,099     $2,256      $66,787   $28,458   $213,655
----------------------------------------------------------------------------------------------------------------------------------



+    From December 31, 1997 (commencement of operations) to October 31, 1998

*    From April 16, 1998 (inception of class) through October 31, 1998

**   For the twelve months ended November 30, 1999.


                        Other Distribution Expenses Paid By Underwriter -- Class C Shares
----------------------------------------------------------------------------------------------------------------------------------
                    Distribution Contingent    Total         Commissions
                    Fees Paid    Deferred      Commissions   Paid By                                 Marketing
                    By Fund      Sales         Paid By       Underwriter     Advertising             and       Misc.      Interest
Fund Class  Fiscal  To           Charges To    Underwriter   To Affiliated   and         Prospectus  Sales     Operating  Fund
B Shares     Year   Underwriter  Underwriter   To Firms      Firms           Literature  Printing    Expenses  Expenses   Expenses
--------     ----   -----------  -----------   --------      -----           ----------  --------    --------  --------   --------
Asian        2000    $12,223      $2,299         $10,900        0              $3,756       $412      $3,099    $7,210     $5,768
----------------------------------------------------------------------------------------------------------------------------------
             1999     $4,880        $377          $4,495        --               $915       $113      $2,777    $11,996    $3,851
             1998     $2,000          --          $4,000        --             $1,000         --      $1,000    $12,000    $3,000
Blue Chip    2000    $24,139        $155         $24,294         0            $10,475     $1,018      $6,163    $12,961    $5,114
             1999    $10,387        $777         $11,880        --             $3,337       $256      $9,161     $4,366    $1,980
             1998+        $0         $92          $5,568        --             $1,757       $257      $4,385     $9,322      $287
Discovery    2000   $177,829      $8,469        $123,649         0           $102,845     $8,199     $45,689    $11,866    $5,861
             1999    $36,727      $1,920         $19,879        --             $9,471         $3     $27,296     $2,717    $1,159
             1998*    $5,000          $0          $3,000        --             $2,000         $0      $5,000     $1,000        $0
Income       2000     $9,571        $448         $11,273         0             $6,779       $419       ($493)      $702   $14,268
             1999    $16,115      $1,382         $17,339        --             $2,601       $265      $7,337    $13,082   $10,781
             1998    $12,000          $0         $13,000        --             $3,000         $0      $5,000    $12,000    $8,000
Int'l        2000   $313,134     $60,600        $320,989         0           $100,027     $9,786     $63,028    $15,875   $92,522
             1999   $218,397      $9,060        $236,313        --            $42,885     $2,972    $116,308    $24,070   $60,744
             1998   $162,000      $7,000        $171,000        --            $48,000     $7,000    $103,000    $27,000   $45,000
Research     2000     $1,125          $0            $499         0                $49         $7         $48     $8,764      $874
             1999       $677      $3,899            $822        --               $324        $29        $812     $3,980      $178
New Europe   2000   $274,039     $71,360        $538,350         0            $73,096     $8,599     $40,969    $11,945  $311,156
             1999**  $30,496      $4,952         $37,286        --            $10,496     $1,056     $30,165    $16,957    $7,488



+    From December 31, 1997 (commencement of operations) to October 31, 1998

*    From April 16, 1998 (inception of class) through October 31, 1998

**   For the twelve months ended November 30, 1999.


If a Rule 12b-1 Plan (the "Plan") is terminated in accordance with its terms, the obligation of a Fund to make payments to KDI pursuant to the Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by KDI in excess of its fees under a Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under a Plan may or may not be sufficient to reimburse KDI for its expenses incurred.

In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-621-1048.

                                      TAXES

Taxes. Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, generally will not be liable for federal income taxes to the extent its earnings are distributed. To so qualify, each Fund must satisfy certain income and asset diversification requirements, and must distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gains in excess of net long-term capital losses).

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of a Fund's earnings and profits, and would be eligible for the dividends-received deduction in the case of corporate shareholders.


Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for each calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

Investment  company  taxable  income  includes   dividends,   interest  and  net
short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of a Fund.

Distributions of investment company taxable income are taxable to shareholders as ordinary income.


If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim a relative share of federal income taxes paid by a Fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on Fund shares by the difference between such reported gains and the individual tax credit.


Dividends from domestic corporations may comprise some part of the gross income of the Funds. To the extent that such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of the Fund may be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law, and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.


Properly designated distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of a Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

If shares are held in a tax-deferred account, such as a retirement plan, income and gain will not be taxable each year. Instead, the taxable portion of amounts held in a tax-deferred account generally will be subject to tax as ordinary income only when distributed from that account.

All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Kemper fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.


Distributions by a Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Dividend and interest income received by a Fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains respecting investments by foreign investors.


Each Fund may qualify for and make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax return form and may be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes related primarily to investment income). Each Fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities as foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if a Fund fails to satisfy these holding period requirements, it cannot elect under Section 853 to pass through to shareholders the ability to claim a deduction for the related foreign taxes.


Each Fund may invest in shares of certain foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution. Certain distributions from a PFIC as well as gains from the sale of the PFIC shares are treated as "excess distributions." In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. Each Fund will be subject to tax on the portion, if any, of an excess distribution that is allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Excess distributions allocated to the current taxable year are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares; any mark to market losses and any loss from an actual disposition of shares would be deductible as ordinary loss to the extent of any net mark to market gains included in income in prior years. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a fund level tax when distributed to shareholders as a dividend. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

Equity options (including covered call options on portfolio stock) written or purchased by a Fund will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on a Fund's holding period for the option and, in the case of an exercise of the option, on a Fund's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or substantially identical security in a Fund's portfolio. If a Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is short-term or long-term capital gain or loss depending on the holding period of the underlying security. The exercise of a put option written by a Fund is not a taxable transaction for a Fund.

Many futures and forward contracts entered into by a Fund and all listed nonequity options written or purchased by a Fund (including covered call options written on debt securities and options purchased or written on futures contracts) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long-term and 40% short-term, and on the last trading day of a Fund's fiscal year (and generally, on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions will be marked-to-market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term. Under Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts, certain futures and options and similar financial instruments entered into or acquired by a Fund will be treated as ordinary income or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio.

Positions of a Fund consisting of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes a Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by a Fund.

Positions of a Fund consisting of at least one position not governed by Section 1256 and at least one future, forward, or nonequity option contract which is governed by Section 1256 which substantially diminishes a Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. A Fund will monitor its transactions in options and futures and may make certain tax elections in connection with these investments.


Notwithstanding any of the foregoing, recent tax law changes may require a Fund to recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments.



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

A transaction during the tax year that would otherwise be a constructive sale may be disregarded if (1) the transaction is closed by the 30th day after the close the tax year, and (2) the taxpayer holds the appreciated financial position (without reduction of risk of loss) throughout the 60-day period following the date of closing of the transaction.


Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will be required to recognize gain at that time as though it had closed the short sale. Future regulations may apply similar treatment to other strategic transactions with respect to property that becomes substantially worthless.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, and on disposition of certain futures, forward or options contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contracts and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

If a Fund holds zero coupon securities or other securities which are issued at a discount a portion of the difference between the issue price and the face value of such securities ("original issue discount") will be treated as income to a Fund each year, even though a Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of a Fund which must be distributed to shareholders in order to maintain the qualification of a Fund as a regulated investment company and to avoid federal income tax at a Fund level. In addition, if a Fund invest in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such an event, properly designated dividends of investment company taxable income received from the Fund by its corporate shareholders, to the extent attributable to such portion of the accrued original issue discount, may be eligible for the deduction received by corporations.

Each Fund will be required to report to the Internal Revenue Service ("IRS") all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if a Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


A sale or exchange of shares is a taxable event that may result in gain or loss that will be a capital gain or loss held by the shareholder as a capital asset, and may be long-term or short-term depending upon the shareholder's holding period for the shares. A shareholder who has redeemed shares of a Fund or any other Zurich Scudder Mutual Fund (other than shares of Scudder Cash Reserves Fund not acquired by exchange from another Zurich Scudder Mutual Fund) may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of the Fund or in shares of the other Zurich Scudder Mutual Funds within six months of the redemption. If redeemed shares were held less than 91 days, then the lesser of (a) the sales charge waived on the reinvested shares, or (b) the sales charge incurred on the redeemed shares, is



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

included in the basis of the reinvested shares and is not included in the basis of the redeemed shares. If a shareholder realizes a loss on the redemption or exchange of a Fund's shares and reinvests in shares of the same Fund within 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. An exchange of a Fund's shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized.


After each transaction, shareholders will receive a confirmation statement giving complete details of the transaction except that statements will be sent quarterly for transactions involving reinvestment of dividends and periodic investment and redemption programs. Information for income tax purposes will be provided after the end of the calendar year. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

When more than one shareholder resides at the same address, certain reports and communications to be delivered to such shareholders may be combined in the same mailing package, and certain duplicate reports and communications may be eliminated. Similarly, account statements to be sent to such shareholders may be combined in the same mailing package or consolidated into a single statement. However, a shareholder may request that the foregoing policies not be applied to the shareholder's account. In January of each year a Fund issues to each shareholder a statement of the federal income tax status of all distributions.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.


Shareholders of a Fund may be subject to state, local and foreign taxes on Fund distributions and disposition of Fund shares. Shareholders should consult their tax advisors about the application of the provisions of tax law in light of their particular tax situations.

ADDITIONAL INFORMATION

Other Information

The CUSIP number of Kemper Asian Growth Fund Class A is 487912-10-7. The CUSIP number of Kemper Asian Growth Fund Class B is 487912-20-6. The CUSIP number of Kemper Asian Growth Fund Class C is 487912-30-5.

The CUSIP number of Kemper Global Blue Chip Fund Class A is 487916-10-8. The CUSIP number of Kemper Global Blue Chip Fund Class B is 487916-60-3. The CUSIP number of Kemper Global Blue Chip Fund Class C is 487916-70-2.

The CUSIP number of Kemper Global Discovery Fund Class A is 378947-60-0. The CUSIP number of Kemper Global Discovery Fund Class B is 378947-70-9. The CUSIP number of Kemper Global Discovery Fund Class C is 378947-80-8.

The CUSIP number of Kemper Global Income Fund Class A is 48841D-10-3. The CUSIP number of Kemper Global Income Fund Class B is 48841D-20-2. The CUSIP number of Kemper Global Income Fund Class C is 48841D-30-1.



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

The CUSIP number of Kemper International Fund Class A is 488415-10-0. The CUSIP number of Kemper International Fund Class B is 488415-20-9. The CUSIP number of Kemper International Fund Class C is 488415-30-8. The CUSIP number of Kemper International Fund Class I is 488415-40-7.

The CUSIP number of Kemper  International  Research Fund Class A is 487916-81-9.
The CUSIP number of Kemper International Research Fund Class B is 487916-79-3. The CUSIP number of Kemper International Research Fund Class C is 487916-78-5.

The CUSIP number of Kemper New Europe Fund Class A is 48841Y-10-7. The CUSIP number of Kemper New Europe Fund Class B is 48841Y-20-6. The CUSIP number of Kemper New Europe Fund Class C is 48841Y-30-5.

The fiscal year end of the Global Blue Chip Fund, Global Discovery Fund, International Fund, International Research Fund and New Europe Fund is October 31.

The fiscal year end of Asian Growth is November 30.

The fiscal year end of the Global Income Fund is December 31.


                              FINANCIAL STATEMENTS
The financial statements appearing in each Fund's Annual Report to Shareholders are incorporated herein by reference. Each Fund's Annual Report accompanies this Statement of Additional Information.




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


                       APPENDIX -- RATINGS OF INVESTMENTS


Standard & Poor's Ratings Service Bond Ratings


AAA. Debt rated AAA had the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. Moody's Investors Service, Inc., Bond Ratings

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



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

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.



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

`DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and `D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3.  Fair  credit  quality.   The  capacity  for  timely  payment  of  financial
commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Ratings Services ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest". Notes issued with "overwhelming safety characteristics" will be rated "SP-1+". The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2".

                         (KEMPER NEW EUROPE FUND, INC.)

                            PART C. OTHER INFORMATION

   Item 23.      Exhibits.
   --------      ---------

                    (a)           (1)       Articles of Incorporation
                                            (Incorporated by reference to Registrant's Registration Statement on Form
                                            N-1A, filed April 28, 1999)

                                  (2)       Articles of Amendment, dated January 4, 1990
                                            (Incorporated by reference to Registrant's Registration Statement on Form
                                            N-1A, filed April 28, 1999)

                                  (3)       Articles of Amendment, dated February 2, 1990
                                            (Incorporated by reference to Registrant's Registration Statement on Form
                                            N-1A, filed April 28, 1999)

                                  (4)       Amended and Restated Articles of Incorporated, dated September 3, 1999
                                            (Incorporated by reference to Post-Effective Amendment No. 2 to the
                                            Registrant's Registration Statement on Form N-1A, filed January 7, 2000.)

                                  (5)       Articles of Amendment, dated September 3, 1999
                                            (Incorporated by reference to Post-Effective Amendment No. 2 to the
                                            Registrant's Registration Statement on Form N-1A, filed January 7, 2000.)

                    (b)           (1)       Amended and Restated By-laws
                                            (Incorporated by reference to Registrant's Registration Statement on Form
                                            N-1A, filed April 28, 1999)

                                  (2)       Amendment to By-laws, dated June 27, 1990
                                            (Incorporated by reference to Registrant's Registration Statement on Form
                                            N-1A, filed April 28, 1999)

                                  (3)       Amendment to By-laws, dated April 12, 1991
                                            (Incorporated by reference to Registrant's Registration Statement on Form
                                            N-1A, filed April 28, 1999)

                                  (4)       Amendment to By-laws, dated May 22, 1992
                                            (Incorporated by reference to Registrant's Registration Statement on Form
                                            N-1A, filed April 28, 1999)

                                  (5)       Amendment to By-laws, dated July 28, 1992
                                            (Incorporated by reference to Registrant's Registration Statement on Form
                                            N-1A, filed April 28, 1999)

                                  (6)       Amendment to By-laws, dated July 19, 1993
                                            (Incorporated by reference to Registrant's Registration Statement on Form
                                            N-1A, filed April 28, 1999)



                                       1

                                  (7)       Amendment to By-laws, dated January 12, 1995
                                            (Incorporated by reference to Registrant's Registration Statement on Form
                                            N-1A, filed April 28, 1999)

                                  (8)       Amendment to By-laws, dated October 30, 1996
                                            (Incorporated by reference to Registrant's Registration Statement on Form
                                            N-1A, filed April 28, 1999)

                                  (9)       Amendment to By-laws, dated September 29, 1997
                                            (Incorporated by reference to Registrant's Registration Statement on Form
                                            N-1A, filed April 28, 1999)

                                  (10)      Amendment to By-laws, dated April 27, 1999
                                            (Incorporated by reference to Registrant's Registration Statement on Form
                                            N-1A, filed April 28, 1999)

                                  (11)      Amended and Restated By-laws, dated September 3, 1999
                                            (Incorporated by reference to Post-Effective Amendment No. 2 to the
                                            Registrant's Registration Statement on Form N-1A, filed January 7, 2000.)

                                  (12)      Amended and Restated By-Laws, dated January 24, 2001
                                            (Filed herein).

                    (c)                     Form of Shares Certificates
                                            (Incorporated by reference to Post-Effective Amendment No. 2 to the
                                            Registrant's Registration Statement on Form N-1A, filed January 7, 2000.)

                    (d)                     Investment Advisory Agreement with Scudder Kemper Investments, Inc.
                                            (Incorporated by reference to Post-Effective Amendment No. 2 to the
                                            Registrant's Registration Statement on Form N-1A, filed January 7, 2000.)

                    (e)           (1)       Underwriting and Distribution Services Agreement with Kemper Distributors,
                                            Inc.
                                            (Incorporated by reference to Post-Effective Amendment No. 2 to the
                                            Registrant's Registration Statement on Form N-1A, filed January 7, 2000.)

                    (e)           (2)       Underwriting and Distribution Services Agreement with Kemper Distributors,
                                            Inc., dated October 1, 1999.
                                            (Incorporated by reference to Post-Effective Amendment No. 3 to the
                                            Registrant's Registration Statement on Form N-1A, filed February 29, 2000.

                    (f)                     Inapplicable

                    (g)           (1)       Custodian Agreement with Brown Brothers Harriman & Co, Fee Schedule and
                                            Amendment
                                            (Incorporated by reference to Pre-Effective Amendment No. 1 to the


                                       2

                                            Registrant's Registration Statement on Form N-1A, filed April 28, 1999)

                    (h)           (1)       Transfer Agency and Service Agreement with Investors Fiduciary Trust Company
                                            (Incorporated by reference to Post-Effective Amendment No. 2 to the
                                            Registrant's Registration Statement on Form N-1A, filed January 7, 2000.)

                    (h)           (2)       Administrative Services Agreement with Kemper Distributors, Inc.
                                            (Incorporated by reference to Post-Effective Amendment No. 2 to the
                                            Registrant's Registration Statement on Form N-1A, filed January 7, 2000.)

                    (h)           (3)       Amended Fee Schedule for Administrative Services Agreement dated January 1,
                                            2000.
                                            (Incorporated by reference to Post-Effective Amendment No. 3 to the
                                            Registrant's Registration Statement on Form N-1A, filed February 29, 2000.

                    (h)           (4)       Fund Accounting Services Agreement with Scudder Fund Accounting Corporation
                                            (Incorporated by reference to Post-Effective Amendment No. 2 to the
                                            Registrant's Registration Statement on Form N-1A, filed January 7, 2000.)

                    (i)                     Legal Opinion
                                            (Filed herein.)

                    (j)                     Consent of Independent Accountants
                                            (Filed herein.)

                    (k)                     Not applicable.

                    (l)                     Not applicable.

                    (m)           (1)       Rule 12b-1 Plan for Class B Shares
                                            (Incorporated by reference to Registrant's Registration Statement on Form
                                            N-1A, filed June 8, 1999)

                    (m)           (2)       Rule 12b-1 Plan for Class C Shares
                                            (Incorporated by reference to Registrant's Registration Statement on Form
                                            N-1A, filed June 8, 1999)

                    (n)                     Inapplicable


                    (o)                     Rule 18f-3 Plan
                                            (Incorporated by reference to Registrant's Registration Statement on Form
                                            N-1A, filed April 28, 1999)

                    (p)           (1)       Code of Ethics for Scudder Kemper Investments, Inc. and Kemper Distributors,
                                            Inc.


                                       3

                                            (Filed herein.)

                    (p)           (2)       Code of Ethics for Kemper New Europe Fund
                                            (Filed herein.)

Item 24.          Persons Controlled by or under Common Control with Fund.
--------          --------------------------------------------------------

                  None

Item 25.          Indemnification.
--------          ----------------

         The Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. The Registrant's Bylaws provide for the indemnification of Registrant's officers and directors.

         However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms under the Bylaws, in no event will Registrant indemnify any of its directors, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his or her office.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question as to whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         On June 26, 1997, Zurich Insurance Company ("Zurich"), ZKI Holding Corp. ("ZKIH"), Zurich Kemper Investments, Inc. ("ZKI"), Scudder, Stevens & Clark, Inc. ("Scudder") and the representatives of the beneficial owners of the capital stock of Scudder ("Scudder Representatives") entered into a transaction agreement ("Transaction Agreement") pursuant to which Zurich became the majority stockholder in Scudder with an approximately 70% interest, and ZKI was combined with Scudder ("Transaction"). In connection with the directors' evaluation of the Transaction, Zurich agreed to indemnify the Registrant and the directors who were not interested persons of ZKI or Scudder (the "Independent Directors") for and against any liability and expenses based upon any action or omission by the Independent Directors in connection with their consideration of and action with respect to the Transaction. In addition, Scudder has agreed to indemnify the Registrant and the Independent Directors for and against any liability and expenses based upon any misstatements or omissions by Scudder to the Independent Directors in connection with their consideration of the Transaction.


Item 26.          Business and Other Connections of Investment Adviser
--------          ----------------------------------------------------

                  Zurich Scudder Investments, Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 26.

Name                       Business and Other Connections of Board of Directors of Registrant's Adviser


                                       4

Lynn S. Birdsong           Director and Vice President, Zurich Scudder Investments, Inc. **
                           Director and Chairman, Scudder Investments (Luxembourg) S.A. #
                           Director, Scudder Investments (U.K.) Ltd. oo
                           Director and Chairman of the Board, Scudder Investments Asia, Ltd. ooo
                           Director and Chairman, Scudder Investments Japan, Inc. +
                           Senior Vice President, Scudder Investor Services, Inc.
                           Director and Chairman, Scudder Trust (Cayman) Ltd. @@@
                           Director, Scudder, Stevens & Clark Australia x
                           Director and Vice President, Zurich Investment Management, Inc. xx
                           Director and President, Scudder, Stevens & Clark Corporation **
                           Director and President, Scudder , Stevens & Clark Overseas Corporation o
                           Director, Scudder Threadneedle International Ltd.
                           Director, Korea Bond Fund Management Co., Ltd. @@

Nicholas Bratt             Director and Vice President, Zurich Scudder Investments, Inc.**
                           Vice President, Scudder MAXXUM Company***
                           Vice President, Scudder, Stevens & Clark Corporation**
                           Vice President, Scudder, Stevens & Clark Overseas Corporation o

Laurence W. Cheng          Director, Zurich Scudder Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland ##
                           Director, ZKI Holding Corporation xx

Martin Feinstein           Director, Zurich Scudder Investments, Inc.**

Steven Gluckstern          Director, Chairman of the Board,  Zurich Scudder Investments, Inc.**

Gunther Gose               Director, Zurich Scudder Investments, Inc.**
                           CFO, Member Group Executive Board, Zurich Financial Services, Inc. ##
                           CEO/Branch Offices, Zurich Life Insurance Company ##

Harold D. Kahn             Treasurer and Chief Financial Officer, Zurich Scudder Investments, Inc.**

Kathryn L. Quirk           Chief Legal Officer, Chief Compliance Officer and Secretary, Zurich Scudder Investments,
                           Inc. **
                           Director and Secretary, Scudder, Stevens & Clark Overseas Corporation o
                           Director, Vice President and Secretary, Scudder Defined Contribution Services, Inc.**
                           Director, Vice President and Secretary, Scudder Capital Asset Corporation**
                           Director, Vice President and Secretary, Scudder Capital Stock Corporation**
                           Director, Vice President and Secretary, Scudder Capital Planning Corporation**
                           Director, Vice President and Secretary, SS&C Investment Corporation**
                           Director, Vice President and Secretary, SIS Investment Corporation**
                           Director, Vice President and Secretary, SRV Investment Corporation**
                           Director, Vice President, Chief Legal Officer and Secretary, Scudder Financial Services,
                           Inc.*
                           Director, Korea Bond Fund Management Co., Ltd. @@
                           Director, Scudder Threadneedle International Ltd.
                           Director, Chairman of the Board and Secretary, Scudder Investments Canada, Ltd.
                           Director, Scudder Investments Japan, Inc. +
                           Director and Secretary, Scudder Kemper Holdings (UK) Ltd. oo
                           Director and Secretary, Zurich Investment Management, Inc. xx
                           Director, Secretary, Chief Legal Officer and Vice President, Kemper Distributors, Inc.

Farhan Sharaff             Chief Investment Officer, Zurich Scudder Investments, Inc.**



                                       5

Edmond D. Villani          Director, President and Chief Executive Officer, Zurich Scudder Investments, Inc.**
                           Director, Scudder, Stevens & Clark Japan, Inc. ###
                           President and Director, Scudder, Stevens & Clark Overseas Corporation o
                           President and Director, Scudder, Stevens & Clark Corporation**
                           Director, Scudder Realty Advisors, Inc. @
                           Director, IBJ Global Investment Management S.A. Luxembourg, Grand-Duchy of Luxembourg
                           Director, Scudder Threadneedle International Ltd.  oo
                           Director, Scudder Investments Japan, Inc. +
                           Director, Scudder Kemper Holdings (UK) Ltd. oo
                           President and Director, Zurich Investment Management, Inc. xx
                           Director and Deputy Chairman, Scudder Investment Holdings, Ltd.

                     *     Two International Place, Boston, MA
                     @     333 South Hope Street, Los Angeles, CA
                     **    345 Park Avenue, New York, NY
                     #     Societe Anonyme, 47, Boulevard Royal, L-2449 Luxembourg, R.C. Luxembourg B 34.564
                     ***   Toronto, Ontario, Canada
                     @@@   Grand Cayman, Cayman Islands, British West Indies
                      o    20-5, Ichibancho, Chiyoda-ku, Tokyo, Japan
                     ###   1-7, Kojimachi, Chiyoda-ku, Tokyo, Japan
                     xx    222 S. Riverside, Chicago, IL
                     xxx   Zurich Towers, 1400 American Ln., Schaumburg, IL
                     @@    P.O. Box 309, Upland House, S. Church St., Grand Cayman, British West Indies
                     ##    Mythenquai-2, P.O. Box CH-8022, Zurich, Switzerland
                     oo    1 South Place 5th floor, London EC2M 2ZS England
                     ooo   One Exchange Square 29th Floor, Hong Kong
                     +     Kamiyachyo Mori Building, 12F1, 4-3-20, Toranomon, Minato-ku, Tokyo 105-0001
                     x     Level 3, 5 Blue Street North Sydney, NSW 2060

Item 27.          Principal Underwriters.
--------          -----------------------

         (a)

         Kemper  Distributors,   Inc.  acts  as  principal  underwriter  of  the
         Registrant's shares and acts as principal underwriter of the Kemper Funds.

         (b)

         Information on the officers and directors of Kemper Distributors, Inc., principal underwriter for the Registrant is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

         (1)                    (2)                                         (3)
                                         Positions and Offices with                  Positions and
                  Name                    Kemper Distributors, Inc.             Offices with Registrant

         Thomas V. Bruns        President                                    None

         Linda C. Coughlin      Director and Vice Chairman                   Director, Vice President and
                                                                             Chairman

         Kathryn L. Quirk       Director, Secretary, Chief Legal             Vice President
                                Officer and Vice President

         James J. McGovern      Chief Financial Officer and Treasurer        None



                                       6

         (1)                    (2)                                         (3)

         Linda J. Wondrack      Vice President and Chief Compliance Officer  Vice President

         Paula Gaccione         Vice President                               None

         Michael E. Harrington  Managing Director                            None

         Todd N. Gierke         Assistant Treasurer                          None

         Philip J. Collora      Assistant Secretary                          Vice President and Assistant
                                                                             Secretary

         Diane E. Ratekin       Assistant Secretary                          None

         Mark S. Casady         Director and Chairman                        President

         Terrence S. McBride    Vice President                               None

         Robert Froelich        Managing Director                            None

         C. Perry Moore         Senior Vice President and Managing Director  None

         Lorie O'Malley         Managing Director                            None

         William F. Glavin      Managing Director                            None

         Gary N. Kocher         Managing Director                            None

         Susan K. Crenshaw      Vice President                               None

         Johnston A. Norris     Managing Director and Senior Vice President  None

         John H. Robison, Jr.   Managing Director and Senior Vice President  None

         Robert J. Guerin       Vice President                               None

         Kimberly S. Nassar     Vice President                               None

         Scott B. David         Vice President                               None

         Richard A. Bodem       Vice President                               None

         (c)      Not applicable



Item 28.          Location of Accounts and Records
--------          --------------------------------

         Accounts, books and other documents are maintained at the offices of the Registrant, the offices of Registrant's investment adviser, Scudder Kemper Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, at the offices of the Registrant's principal underwriter, Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 or, in the case of records concerning custodial functions, at the offices of the custodian, Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 or, in the case of records concerning transfer agency functions, at the offices of the shareholder service agent, Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105.

Item 29.          Management Services.
--------          --------------------

                  Inapplicable.

Item 30.          Undertakings.
--------          -------------

                  Inapplicable.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 26th day of February 2001.


                                               KEMPER  NEW EUROPE FUND, INC.


                                               By  /s/Mark S. Casady
                                                   --------------------------
                                                   Mark S. Casady, President



         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on February 26, 2001 on behalf of the following persons in the capacities indicated.


SIGNATURE                                        TITLE
---------                                        -----

/s/James E. Akins
-------------------------------------------
James E. Akins*                                  Director

/s/Linda C. Coughlin
-------------------------------------------
Linda C. Coughlin                                Director

/s/James R. Edgar
-------------------------------------------
James R. Edgar*                                  Director

/s/Arthur R. Gottschalk
-------------------------------------------
Arthur R. Gottschalk *                           Director

/s/Frederick T. Kelsey
-------------------------------------------
Frederick T. Kelsey*                             Director

/s/Fred B. Renwick
-------------------------------------------
Fred B. Renwick*                                 Director

/s/John G. Weithers
-------------------------------------------
John G. Weithers*                                Director

/s/John R. Hebble
-------------------------------------------
John R. Hebble                                   Treasurer (Principle Financial
                                                 and Accounting Officer)


By:      /s/Philip J. Collora
         ----------------------
         Philip J. Collora

*        Philip J. Collora  signs this  document  pursuant to powers of attorney
         filed  with   Post-Effective   Amendment  No.  3  to  the  Registrant's
         Registration Statement of Form N-1A filed on February 29, 2000.

                                                               File No. 33-32430
                                                               File No. 811-5969


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A

                         POST-EFFECTIVE AMENDMENT NO. 5
                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                 AMENDMENT NO. 8

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                          KEMPER NEW EUROPE FUND, INC.

                               KEMPER FUNDS TRUST

                                  EXHIBIT INDEX

                                  Exhibit b(12)
                                   Exhibit (i)
                                   Exhibit (j)
                                 Exhibit (p)(1)
                                 Exhibit (p)(2)